                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material under Rule 14a-12

                          MET-COIL SYSTEMS CORPORATION
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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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     [X] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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

                                [MET-COIL LOGO]

                                 April 24, 2000

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders (including any adjournment or postponement thereof, the "Special Meeting") of Met-Coil Systems Corporation to be held on June 1, 2000 at 9:00 a.m., Central Time at the Crowne Plaza Hotel, 350 First Avenue NE, Cedar Rapids, Iowa.

     At the Special Meeting, you will be asked to consider and vote upon a proposal to approve and adopt an Agreement and Plan of Reorganization dated as of March 13, 2000 (the "Merger Agreement"), by and among Met-Coil, Formtek, Inc., a Delaware corporation which is a wholly-owned subsidiary of Mestek, Inc., a Pennsylvania corporation, and Formtek Acquisition, Inc., a Delaware corporation which is a wholly-owned subsidiary of Formtek, providing for the merger (the "Merger") of Met-Coil with and into Formtek Acquisition, with Formtek Acquisition continuing as the surviving corporation. A description of the Merger Agreement is included in the accompanying Proxy Statement and a copy of the Merger Agreement is attached as Appendix A to the Proxy Statement.

     In accordance with the terms of the Merger Agreement, all holders of shares of the common stock, par value $0.01 per share, of Met-Coil ("Common Stock") will be entitled to receive $7.10 in cash, without interest (the "Merger Consideration") in exchange for each outstanding share of Common Stock held by them at the effective time of the Merger, except dissenting stockholders who have perfected their rights of appraisal in accordance with Delaware law. Each outstanding option will be cancelled and converted into a right to receive an amount equal to $7.10 less the applicable exercise price per share multiplied by the number of shares into which the option is exercisable.

     In accordance with the terms of the Delaware General Corporation Law, the affirmative vote of holders of at least a majority of all of the outstanding shares of Common Stock is required to approve and adopt the Merger Agreement. Ten of Met-Coil's stockholders have entered into agreements with Formtek and Formtek Acquisition pursuant to which they have agreed to vote their aggregate 2,232,365 shares of Common Stock, representing approximately 49.3% of the outstanding Common Stock, in favor of the Merger Agreement and the Merger. Accordingly, the Merger Agreement and the Merger will be approved and adopted if approximately 0.7% of the remaining outstanding Common Stock is voted in favor of the Merger Agreement and the Merger.

     The Board of Directors has unanimously approved the Merger Agreement and the Merger as being in the best interests of Met-Coil and its stockholders. The Board recommends that you vote FOR approval and adoption of the Merger Agreement and the Merger.

     Attached is a Notice of Special Meeting of Stockholders and a Proxy Statement containing a discussion of the background of, reasons for and terms of the Merger. We urge you to read this material carefully. Whether or not you plan to attend the Special Meeting, we ask that you sign and return the enclosed proxy as promptly as possible. If you attend the Special Meeting, your proxy may be revoked if you elect to vote in person. Your prompt cooperation will be greatly appreciated.
                                          Very truly yours,

                                          /s/ Raymond H. Blakeman

                                          Raymond H. Blakeman
                                          Chairman of the Board

                          MET-COIL SYSTEMS CORPORATION
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 1, 2000

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of MET-COIL SYSTEMS CORPORATION, a Delaware corporation, will be held on June 1, 2000 at 9:00 a.m., Central Time, at the Crowne Plaza Hotel, 350 First Avenue NE, Cedar Rapids, Iowa, for the following purposes:

     (1) To consider and vote upon the adoption and approval of an Agreement and Plan of Reorganization dated as of March 13, 2000 (the "Merger Agreement"), by and among Met-Coil, Formtek, Inc., a Delaware corporation which is a wholly-owned subsidiary of Mestek, Inc., a Pennsylvania corporation, and Formtek Acquisition, Inc., a Delaware corporation which is a wholly-owned subsidiary of Formtek, and the merger (the "Merger") of Met-Coil with and into Formtek Acquisition, with Formtek Acquisition continuing as the surviving corporation; and

     (2) To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

     Please read carefully the accompanying Proxy Statement. A copy of the Merger Agreement is attached as Appendix A to the Proxy Statement. The Proxy Statement and its appendices form a part of this Notice.

     Only holders of Common Stock of record on the books of Met-Coil at the close of business on April 27, 2000 are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. A list of such stockholders will be available from May 22, 2000 until prior to the meeting, as required by law, at the office of Met-Coil located at 5486 Sixth Street SW, Cedar Rapids, Iowa. This list will also be available at the Special Meeting. The stock transfer books will not be closed.

     Under Delaware law, appraisal rights will be available to holders of Met-Coil's common stock. In order for stockholders to exercise such appraisal rights, they must follow the procedures set forth in Delaware law, which are summarized in "Rights of Dissenting Stockholders" in the accompanying Proxy Statement. A copy of the Delaware law is attached as Appendix C to the Proxy Statement.

     You are cordially invited to the meeting. Whether or not you plan to attend the meeting, we ask that you sign and return the enclosed proxy as promptly as possible. If you attend the meeting, your proxy will be revoked if you elect to vote in person. The proxy is solicited by and on behalf of the Board of Directors.

     PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON APPROVAL OF THE MERGER, YOU WILL BE SENT INSTRUCTIONS REGARDING THE PROCEDURES TO EXCHANGE YOUR EXISTING CERTIFICATES EVIDENCING MET-COIL COMMON STOCK FOR THE CONSIDERATION TO BE PAID.

                                          By Order of the Board of Directors

                                          /s/ Carroll J. Reasoner
                                          CARROLL J. REASONER
                                          Secretary

Cedar Rapids, Iowa
April 24, 2000

                          MET-COIL SYSTEMS CORPORATION
                              5486 SIXTH STREET SW
                            CEDAR RAPIDS, IOWA 52404
                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 1, 2000

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Met-Coil Systems Corporation for use at the special meeting of stockholders to be held on June 1, 2000 at 9:00 a.m., Central Time, at the Crowne Plaza Hotel, 350 First Avenue NE, Cedar Rapids, Iowa and any adjournment thereof (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the Notice of Special Meeting of Stockholders and this Proxy Statement. Shares of Met-Coil's common stock, $.01 par value, represented by proxies, will be voted as described in this Proxy Statement or as otherwise specified by the stockholder. Any proxy given by a stockholder may be revoked by the stockholder at any time, prior to the voting of the proxy, by delivering a written notice to the Secretary of Met-Coil, by executing and delivering a later-dated proxy or by attending the Meeting and voting in person.

    THE DATE OF THIS PROXY STATEMENT IS APRIL 24, 2000. THIS PROXY STATEMENT AND THE RELATED FORM OF PROXY ARE BEING MAILED ON OR ABOUT APRIL 28, 2000
                TO ALL STOCKHOLDERS OF RECORD ON APRIL 27, 2000.

                                    SUMMARY

     This summary highlights information included elsewhere in this Proxy Statement. This summary may not contain all of the information you should consider before voting whether to adopt and approve the merger agreement and the merger. You should read the entire Proxy Statement carefully, including the Appendices attached hereto.

Q.     WHEN AND WHERE WILL THE MEETING  A.     The stockholders meeting will be held on June 1, 2000 at
       TAKE PLACE?                             9:00 a.m., Central Time, at the Crowne Plaza Hotel, 350
                                               First Avenue NE, Cedar Rapids, Iowa.

Q.     WHAT IS THE PURPOSE OF THE       A.     At the meeting, you will be asked to vote upon the
       MEETING?                                adoption and approval of the merger agreement and the
                                               merger. The parties to the merger agreement are Met-Coil,
                                               Formtek, Inc. and Formtek Acquisition, Inc. Mestek, Inc.,
                                               the parent company of Formtek, has guaranteed the
                                               performance of all obligations and agreements of Formtek
                                               and Formtek Acquisition under the merger agreement. After
                                               the merger, the business of Met-Coil will be conducted as
                                               a wholly-owned subsidiary of Formtek. A copy of the merger agreement is attached as Appendix A to this Proxy
                                               Statement.

Q.     WHAT WILL I RECEIVE IN THE       A.     Under the terms of the merger agreement, each share of
       MERGER?                                 Met-Coil common stock that you own will be converted into
                                               the right to receive $7.10 in cash, without interest and
                                               subject to applicable backup withholding tax. Each
                                               outstanding option to purchase Met-Coil common stock that
                                               you own will be canceled and converted into the right to
                                               receive an amount equal to $7.10 less the applicable
                                               exercise price per share, multiplied by the number of
                                               shares which the option may purchase.

Q.     WHAT IS THE TOTAL CONSIDERATION  A.     Based upon a per share price of $7.10, and a total of
       BEING OFFERED TO MET-COIL'S             4,525,075 outstanding shares of common stock, Met-Coil's
       STOCKHOLDERS AND OPTION HOLDERS         stockholders and option holders will receive a total of
       IN THE MERGER?                          approximately $33,311,056.

Q.     WHERE WILL FORMTEK GET THE       A.     Mestek has guaranteed the obligations of Formtek and
       MONEY TO PAY THE MERGER                 Formtek Acquisition under the merger agreement and there
       CONSIDERATION?                          is no financing contingency. Met-Coil's board of directors believes that Mestek has the financial resources to pay
                                               the total merger consideration.

Q.     WHAT DOES THE MET-COIL BOARD OF  A.     Met-Coil's board of directors has unanimously determined
       DIRECTORS RECOMMEND?                    that the merger is advisable and in the best interests of
                                               Met-Coil and its stockholders and recommends a vote FOR
                                               approval and adoption of the merger agreement and the
                                               merger. See "Purpose of and Reasons for the Merger" and
                                               "Determination of Fairness of the Merger by the Board of
                                               Directors" for a description of the factors considered by
                                               the board of directors.
                                               Four of Met-Coil's directors have signed stockholder
                                               agreements in which they have agreed to vote their shares
                                               in favor of the merger agreement and the merger and have
                                               granted to Formtek an option to purchase their shares for
                                               $7.10 in cash per share. In addition, James D. Heitt, who
                                               is a director and the President and Chief Operating
                                               Officer of Met-Coil, has signed an employment agreement in which he has agreed to become an employee of the surviving company following the merger.


Q.     WHAT IS THE OPINION OF           A.     Met-Coil retained Lincoln Partners, LLC to act as its
       MET-COIL'S FINANCIAL ADVISORS?          financial advisor in connection with the merger. Lincoln
                                               Partners has delivered its opinion to the Board of
                                               Directors that the merger consideration of $7.10 in cash
                                               per share of common stock to be received by Met-Coil's
                                               stockholders in the merger is fair to the stockholders
                                               from a financial point of view. See "Opinion of Financial
                                               Advisor to the Company" for a description of the analysis
                                               of, and factors considered by, Lincoln Partners, as well
                                               as the assumptions, qualifications and limitations of its
                                               opinion.

Q.     WHAT VOTE IS REQUIRED TO         A.     The merger agreement and the merger will be adopted and
       APPROVE THE MERGER?                     approved if a majority of the outstanding shares of
                                               Met-Coil common stock vote in favor of their adoption and
                                               approval.
                                               Ten of Met-Coil's stockholders, including four directors,
                                               have signed stockholder agreements in which they have
                                               agreed to vote their shares (representing approximately
                                               49.3% of the outstanding common stock) in favor of the
                                               merger agreement and the merger. Accordingly, the merger
                                               agreement and the merger will be adopted and approved if
                                               approximately 0.7% or more of the remaining outstanding
                                               common stock is voted in favor of the merger agreement and the merger.
                                               If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be counted as a vote in
                                               favor of the merger and the merger agreement. If you do
                                               not vote or abstain, it will have the effect of a vote
                                               against the proposal. You may withdraw your proxy at any
                                               time prior to its use at the stockholders meeting by
                                               following the directions set forth in "The
                                               Meeting -- Voting Rights."

Q.     DO I HAVE APPRAISAL RIGHTS IN    A.     Under Delaware law, if you do not vote in favor of the
       CONNECTION WITH THE MERGER?             merger agreement and the merger and if you file a demand
                                               for appraisal prior to the stockholder vote, you will have the right to obtain a cash payment for the "fair value" of your shares of common stock upon the consummation of the
                                               merger . The "fair value" will be determined in judicial
                                               proceedings, the result of which cannot be predicted.
                                               In order to exercise this right, you must comply with all
                                               of the procedural requirements of Section 262 of the
                                               General Corporation Law of the State of Delaware. If you
                                               fail to take any of the steps required under Section 262,
                                               you may lose your dissenter's rights. See "Rights of
                                               Dissenting Stockholders" for a description of the steps
                                               necessary to exercise dissenter's rights and what happens
                                               if you fail to take any of the necessary steps. The full
                                               text of Section 262 of the Delaware General Corporation
                                               Law is attached to this Proxy Statement as Appendix C.


Q.     WHAT ARE THE TAX CONSEQUENCES    A.     The receipt of cash for shares of Met-Coil common stock,
       OF THE MERGER TO MET-COIL               or for cancellation of options, in the merger is expected
       STOCKHOLDERS?                           to be a taxable transaction to the stockholders for
                                               federal income tax purposes.
                                               THE TAX CONSIDERATIONS TO YOU RESULTING FROM YOUR OWN
                                               INDIVIDUAL POSITION AND THE MERGER MAY BE COMPLEX.
                                               MET-COIL RECOMMENDS THAT YOU READ CAREFULLY THE DISCUSSION
                                               OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF
                                               THE MERGER SET FORTH IN "CERTAIN U.S. FEDERAL INCOME TAX
                                               CONSEQUENCES OF THE MERGER" AND CONSULT WITH YOU OWN
                                               ADVISORS AS TO THE U.S. FEDERAL, STATE AND LOCAL TAX
                                               CONSEQUENCES.

Q.     WHERE CAN I FIND MORE            A.     Additional information about Met-Coil and Mestek can be
       INFORMATION?                            obtained from the various sources described under
                                               "Available Information" in this proxy statement.

     At the Meeting, holders of Met-Coil's common stock on April 27, 2000 (the "Record Date") will consider and vote upon the approval and adoption of an Agreement and Plan of Reorganization dated as of March 13, 2000 (the "Merger Agreement") by and among Met-Coil, Formtek, Inc. ("Formtek"), a Delaware corporation which is a wholly-owned subsidiary of Mestek, Inc. ("Mestek"), a Pennsylvania corporation, and Formtek Acquisition, Inc. ("FAI"), a Delaware corporation which is a wholly-owned subsidiary of Formtek, and the merger contemplated by the Merger Agreement. The Merger Agreement provides, subject to the approval of the stockholders of Met-Coil at the Meeting and subject to the satisfaction or waiver of certain other conditions, that: (a) Met-Coil will be merged with and into FAI (the "Merger"), with FAI continuing as the surviving corporation (the "Surviving Corporation") of the Merger; (b) each share of common stock that is outstanding at the Effective Time (as hereinafter defined) of the Merger, other than shares as to which dissenters' rights are perfected in accordance with Delaware law, will be converted into the right to receive $7.10 per share in cash, without interest, subject to applicable back-up withholding taxes (the "Merger Consideration"); and (c) each existing option (whether vested or unvested) to purchase shares of common stock will be canceled in exchange for a cash payment equal to $7.10 per share of common stock which could be purchased less the applicable exercise price.

     Met-Coil's Board of Directors (the "Board of Directors" or "Board") has unanimously approved the Merger Agreement and the Merger as being advisable and in the best interests of the Company and holders of the common stock and recommends to the Company's stockholders that they vote FOR the approval and adoption of the Merger Agreement and the Merger.

     The Delaware General Corporation Law (the "DGCL") provides that the affirmative vote of holders of at least a majority of all of the outstanding shares of common stock is required to approve and adopt the Merger Agreement and the Merger. Ten of the Company's stockholders (collectively, the "Major Stockholders") have entered into agreements with Formtek and FAI (the "Stockholder Agreements") pursuant to which, among other things, they have agreed to vote their aggregate 2,232,365 shares of common stock, representing approximately 49.3% of the outstanding common stock, in favor of the Merger Agreement and the Merger. Accordingly, if 0.7% of the remaining shares of common stock vote in favor of the Merger Agreement and the Merger, then the Merger Agreement and the Merger will be adopted and approved.

     All shares of common stock represented by properly executed proxies received prior to or at the Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the Merger Agreement and the Merger, and in the discretion of the persons named in the proxy with respect to such other matters as may properly come before the Meeting. A stockholder may revoke his or her proxy at any time prior to its use by delivering to the Secretary of Met-Coil a signed notice of revocation or a later-dated and signed proxy or by attending the Meeting and voting in person.

     The persons named as proxies in the enclosed proxy are Raymond H. Blakeman, Chairman of the Board of Met-Coil, and Carroll J. Reasoner, Secretary of Met-Coil. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of the accompanying proxy, however, confers on the designated proxy holders discretionary authority to vote the shares of common stock covered thereby in accordance with their best judgment on such other business, if any, that may properly come before, and all matters incident to the conduct of, the Meeting or any adjournments or postponements thereof.

     The costs of preparing, assembling and mailing the proxy, this Proxy Statement and the other material enclosed and all clerical and other expenses of solicitation will be shared equally by Met-Coil and FAI; provided, however, if the Merger is not consummated, Met-Coil or FAI, as the case may be, will be required under certain circumstances to reimburse the other for its share of the costs of the solicitation. These circumstances are described in "The Merger Agreement -- Fees and Expenses." In addition to the solicitation of proxies by use of the mails, directors, officers and employees of Met-Coil, without receiving additional compensation, may solicit proxies by telephone, telecopier or personal interview. Met-Coil also will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by such custodians and will reimburse such custodians for their expenses in forwarding soliciting materials.
                          ---------------------------

     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
                          ---------------------------

                             AVAILABLE INFORMATION

     Met-Coil and Mestek are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at Suite 1300, Seven World Trade Center, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661.

     Copies of these materials also can be obtained at prescribed rates from the Public Reference Section of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains an Internet site on the World Wide Web at "http://www.sec.gov." which contains reports, proxy and information statements and other information regarding issuers, such as Met-Coil and Mestek, that file electronically with the SEC.

     Except as otherwise indicated herein, all information appearing in this Proxy Statement concerning Met-Coil has been supplied by Met-Coil, including the narrative under "Background of the Merger," and all information appearing in this Proxy Statement concerning FAI, Formtek and Mestek has been supplied by Mestek or is based upon publicly available documents on file with the SEC and other public records. Met-Coil assumes no responsibility for the accuracy or completeness of the information furnished by Mestek or contained in such documents and records other than those filed by Met-Coil or for any failure of Mestek to disclose events that may have occurred and may affect the significance or accuracy of such information and that are unknown to Met-Coil. Likewise, Mestek assumes no responsibility for the accuracy or completeness of the information furnished by Met-Coil or contained in such documents and records other than that provided by Mestek or for any failure by Met-Coil to disclose events that may have occurred and that may affect the significance or accuracy of such information and that are unknown to Mestek.

     NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MET-COIL OR ANY OTHER PERSON.

                               TABLE OF CONTENTS

                                                              PAGE NO.
                                                              --------
SUMMARY.....................................................        ii
AVAILABLE INFORMATION.......................................       vii
THE PARTIES.................................................         1
  Met-Coil..................................................         1
  FAI.......................................................         1
THE MEETING.................................................         1
  Time, Date And Place......................................         1
  Voting Rights.............................................         2
  Required Vote.............................................         2
BACKGROUND OF THE MERGER....................................         3
PURPOSE OF AND REASONS FOR THE MERGER.......................         5
DETERMINATION OF FAIRNESS OF THE MERGER BY THE BOARD OF
  DIRECTORS.................................................         5
OPINION OF FINANCIAL ADVISOR TO MET-COIL....................         7
  Acquisition Premium Analysis..............................         8
  Comparison of Selected Publicly Traded Comparable
     Companies..............................................         9
  Analysis of Selected Merger and Acquisition Transactions
     in the Metal Forming
     Equipment Industry.....................................         9
  Comparison of Historical Stock Price Performance..........        10
  Analysis of Discussions Held with Various Potential
     Acquirors..............................................        10
  Other Factors Considered..................................        10
CERTAIN EFFECTS OF THE MERGER...............................        11
RIGHTS OF DISSENTING STOCKHOLDERS...........................        12
EXPENSES....................................................        14
THE MERGER AGREEMENT........................................        14
  The Merger................................................        15
  Effective Time............................................        15
  Certificate of Incorporation And By-laws of The Surviving
     Corporation............................................        15
  Directors And Officers of The Surviving Corporation.......        15
  Conversion of Securities in The Merger; Treatment of
     Options................................................        15
  Payment For And Surrender of Shares.......................        16
  Closing of Stock Transfer Records.........................        17
  Representations And Warranties............................        17
  Alternative Proposals.....................................        17
  Interim Operations of Met-Coil............................        18
  Certain Filings And Other Actions.........................        19
  Access to Information.....................................        20
  Indemnity.................................................        20
  Employee Benefits.........................................        21
  Conditions................................................        21
  Termination...............................................        23
  Fees and Expenses.........................................        24
  Amendment.................................................        24
  Guarantee.................................................        25

                                                              PAGE NO.
                                                              --------
THE STOCKHOLDER AGREEMENTS..................................        25
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE
  MERGER....................................................        25
ACCOUNTING TREATMENT OF THE MERGER..........................        27
REGULATORY APPROVALS........................................        27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................        27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.............        27
SECURITY OWNERSHIP OF MANAGEMENT............................        28
TRANSACTION OF OTHER BUSINESS...............................        29
STOCKHOLDER PROPOSALS.......................................        29
Appendix A -- Agreement and Plan of Merger dated as of March
  13, 2000
Appendix B -- Opinion of Lincoln Partners, LLC
Appendix C -- Text of Section 262 of the Delaware General
  Corporation Law
Appendix D -- Form of Stockholder Agreement

                                  THE PARTIES

MET-COIL

     Met-Coil designs, engineers, markets and manufactures, sells and distributes metal forming and fabricating machinery, computer-controlled fabrication systems, high-speed automated material handling and press line automation equipment. While its systems and their application are highly specialized, the end products that such systems produce are commonly-used products such as metal cabinets and shelving, automotive garage doors, metal poles, window frames, heating ventilation and air conditioning ductwork and electrical boxes and covers. Met-Coil conducts its operations through two subsidiaries, Iowa Precision Industries, Inc. ("Iowa Precision"), which manufactures sheet metal processing equipment, and The Lockformer Company ("Lockformer"), which is a leading manufacturer of rollforming machines. Met-Coil's common stock is quoted on the NASDAQ Small Cap Market under the symbol METS.

     Met-Coil is a Delaware corporation with its principal executive offices located at 5486 Sixth Street SW, Cedar Rapids, Iowa 52404. Its telephone number is (319) 363-6566.

FAI

     FAI is a Delaware corporation recently organized by Mestek solely for the purpose of effecting the Merger. FAI is wholly-owned by Formtek, which is wholly-owned by Mestek. FAI has no material assets, and will have no material assets prior to the Merger. FAI has not engaged in any activities except in connection with the Merger. FAI's address is 260 North Elm Street, Westfield, Massachusetts 01085, and its telephone number is (413) 568-9571.

MESTEK

     Mestek, through its various subsidiaries, is a diversified manufacturer of heating, ventilating and air conditioning equipment, metal hose and hose products, aluminum extrusions, metal forming machinery and vertically integrated software systems. As of December 31, 1999, Mestek and its subsidiaries together employed approximately 3,050 persons. Mestek's common stock is listed on the New York Stock Exchange, and traded under the symbol MCC.

     Mestek is a Pennsylvania corporation with its principal executive offices located at 260 North Elm Street, Westfield, MA 01085. Its telephone number is
(413) 568-9571.

FORMTEK

     Formtek is a wholly owned subsidiary of Mestek. Formtek designs, manufactures and sells a variety of metal handling and metal forming products under tradenames such as Cooper-Weymouth-Peterson, Dahlstrom(R), Hill Engineering, CoilMate(R)-Dickerman(R), Rowe(R), and B&K. These products include roll formers, roll forming systems, wing benders, presses, servo-feeds, straighteners, cradles, reels, pallet decoilers, cut-to-length lines, specialty dies, tube cut-off systems, hydraulic punching blanking and cutoff systems, rotary punching and shearing, and flying cut-off-saws. The products are sold through independent dealers in most cases to end-users and in some cases to other original equipment manufacturers.

     Formtek is a Delaware corporation with its principal executive offices located at 260 North Elm Street, Westfield, MA 01085. Its telephone number is
(413) 568-9571.

                                  THE MEETING

TIME, DATE AND PLACE

     The Meeting of the stockholders of Met-Coil will be held on June 1, 2000 at 9:00 a.m., Central Time, at the Crowne Plaza Hotel, 350 First Avenue NE, Cedar Rapids, Iowa.

VOTING RIGHTS

     Only holders of shares of Met-Coil common stock of record at the close of business on April 27, 2000, will be entitled to vote at the Meeting. On April 24, 2000, Met-Coil had 4,525,075 outstanding shares of common stock and shares of common stock to be issued prior to the record date. Each share of Met-Coil common stock entitles the holder to one vote on the Merger and on any other matter properly brought before the meeting. Holders of shares of common stock are not entitled to cumulative voting rights. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote shall constitute a quorum at the Meeting. Shares which expressly abstain from voting and broker non-votes (shares held by brokers and other nominees or fiduciaries that are present at the Meeting but not voted on a particular matter) are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. Any proxy given by a stockholder may be revoked by the stockholder at any time, prior to the voting of the proxy, by delivering a written notice of revocation to Met-Coil's Secretary, by executing and delivering a later-dated proxy or by attending the Meeting and voting in person.

     Unless contrary instructions are indicated on the proxy card, all shares of common stock represented by valid proxies will be voted FOR the approval and adoption of the Merger Agreement and the Merger, and will be voted at the discretion of the persons named as proxies in respect of such other business as may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting other than the vote on the Merger and the Merger Agreement. If a stockholder gives specific voting instructions by checking the boxes on the proxy card, the shares of common stock will be voted in accordance with such instructions. In the absence of instructions to the contrary, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in accordance with their best judgment on any other matters properly brought before the Meeting and discretionary authority to do so is included in the proxy.

     The persons named as proxies are Raymond H. Blakeman, Chairman of the Board of Met-Coil, and Carroll J. Reasoner, Secretary of Met-Coil.

     The costs of preparing, assembling and mailing the proxy, this Proxy Statement and the other material enclosed and all clerical and other expenses of solicitation will be shared equally by Met-Coil and FAI; provided, however, if the Merger is not consummated, Met-Coil or FAI, as the case may be, will be required under some circumstances to reimburse the other for its share of the costs of the solicitation. These circumstances are described in "The Merger Agreement -- Fees and Expenses." In addition to the solicitation of proxies by use of the mails, directors, officers and employees of Met-Coil, without receiving additional compensation, may solicit proxies by telephone, telecopier or personal interview. Met-Coil also will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of common stock held of record by such custodians and will reimburse such custodians for their expenses in forwarding soliciting materials.

REQUIRED VOTE

     Pursuant to the DGCL, the affirmative vote of holders of at least a majority of all of the outstanding shares of common stock is required to approve and adopt the Merger Agreement and the Merger.

     The Major Stockholders have entered into the Stockholders Agreements pursuant to which they have agreed to vote their aggregate of 2,232,365 shares of common stock (representing approximately 49.3% of the outstanding common stock) in favor of the Merger Agreement and the Merger and have granted to Formtek an option to purchase their shares of common stock for a purchase price equal to the Merger Consideration. Accordingly, if approximately 0.7% of the remaining shares of common stock vote in favor of the Merger Agreement and the Merger, then the Merger Agreement and the Merger will be adopted and approved. A copy of the form of Stockholder Agreement entered into by each of the Major Stockholders is attached as Appendix D to this Proxy Statement and incorporated by reference.

                            BACKGROUND OF THE MERGER

     In March of 1998, a company in the same industry (the "Interested Party") made an unsolicited informal inquiry to Raymond H. Blakeman, Chairman of the Board of Met-Coil, for the purpose of considering a transaction in which the Interested Party would purchase for cash all of the stock of Met-Coil. On August 5, 1998, Met-Coil and the Interested Party entered into a confidentiality agreement in order to allow the Interested Party the opportunity to perform limited due diligence as a precondition to their obtaining financing commitments. Limited due diligence was conducted in the fall of 1998. Throughout the fall, the Interested Party sought financing commitments in order to offer a proposal. In January of 1999, after failing to obtain its financing commitments, the Interested Party sought to engage Met-Coil in discussions regarding other possible transactions on an other than all cash basis. Met-Coil declined to engage in discussions with the Interested Party on that basis.

     On April 21, 1999, Met-Coil's Board of Directors met and determined that in light of prevailing market conditions, the general economic outlook of the machinery industry and Met-Coil's stock performance, it was advisable and in the best interests of Met-Coil and its stockholders to pursue strategic business alternatives including the possible sale of Met-Coil. On June 3, 1999, the Board of Directors authorized the engagement of Lincoln Partners, LLC to act as Met-Coil's investment bankers and to assist and advise the Board of Directors regarding financial matters. Lincoln Partners was formally engaged in such capacity on June 9, 1999. The retention of Lincoln Partners and the fact that Met-Coil was pursuing strategic alternatives, including the possible sale of Met-Coil, were announced in a press release issued June 17, 1999. The bid price for Met-Coil's common stock on June 16, 1999, the day before the press release, was $3.25 per share.

     Following its retention, Lincoln Partners contacted approximately 160 prospective purchasers. Of these prospective purchasers, approximately 47 were sent a confidential descriptive memorandum prepared by Lincoln Partners (the "Offering Memorandum"). Each recipient signed a confidentiality agreement prior to receipt of an Offering Memorandum. Lincoln Partners continually updated Met-Coil's management on an informal basis regarding indications of interest received.

     Met-Coil received eight indications of interest. Of these eight indications of interest, two were at a value deemed by the Board of Directors to be worthy of pursuing. The Board of Directors instructed Lincoln Partners to move forward with these two groups and to provide them with the requested due diligence materials. These two groups, one of which was Mestek, were invited to visit Met-Coil's headquarters in Cedar Rapids, Iowa, and its subsidiary, The Lockformer Company, in Lisle, Illinois.

     From August 10, 1999 to September 2, 1999, each of the invited parties visited Met-Coil's headquarters and The Lockformer Company. During these visits the prospective purchasers met with representatives of Lincoln Partners and Met-Coil's management. Management presentations were given by Mr. James D. Heitt, President and Chief Operating Officer, Mr. Randall J. Stodola, Vice President and Corporate Controller, Rian Scheel, Vice President Sales and Marketing and other members of Met-Coil's management. The Board of Directors was briefed on these visits by Lincoln Partners. These prospective purchasers were evaluated by Lincoln Partners and the Board of Directors for, among other things, their level of interest, financial strength and ability to consummate a transaction.

     The Board of Directors was apprised of the status of the prospective purchasers at meetings of the Board held on August 26, 1999, September 24, 1999, October 1, 1999 and October 26, 1999.

     On September 20, 1999, Mr. Blakeman met with John E. Reed, Chairman, President and Chief Executive Officer of Mestek, along with representatives from Lincoln Partners at a meeting room at O'Hare Airport in Chicago. At this meeting Mr. Reed indicated that Mestek was interested in pursuing a possible acquisition of Met-Coil and discussed on a preliminary basis alternative transaction structures and a potential purchase price of $6.00 per share, comprised of $3.00 in cash and $3.00 per share of preferred stock of Mestek.

     On September 24, 1999, at a special meeting of the Board, Mr. Blakeman discussed the Mestek proposal and was directed by the Board of Directors to continue discussions with Mestek and attempt to increase the amount of consideration in the potential offer.

     On September 28, 1999, Mr. Blakeman wrote to Mr. Reed stating that Met-Coil's Board of Directors did not believe $6.00 per share, comprised of $3.00 per share in cash and $3.00 per share of preferred stock of Mestek, was adequate, and suggesting another meeting to continue the earlier preliminary discussion.

     On October 8, 1999, Mr. Blakeman and representatives of Lincoln Partners met at Mestek's headquarters in Westfield, Massachusetts with Mr. Reed, Mr. R. Bruce Dewey, Senior Vice President of Mestek, and Mr. Stephen Shea, Senior Vice President, Finance of Mestek. At this meeting, Mr. Reed indicated that Mestek continued to be interested in pursuing a possible acquisition of Met-Coil and discussed on a preliminary basis various alternative transaction structures of a possible transaction.

     On October 12, 1999, Mr. Reed sent Mr. Blakeman a letter expressing continued interest in Met-Coil and outlining several possible transaction structures including a potential all cash transaction at $7.00 per share of common stock.

     On October 14, 1999, representatives of Lincoln Partners had a telephone conversation with a representative of a large diversified company. The representative of this company had expressed an unsolicited indication of interest in acquiring Met-Coil at a price below the Merger Consideration and the price then being discussed with Mestek. The oral indication from this company had been determined based on publicly available information about Met-Coil. The representative of this company restated an indication of interest in a range below that being discussed with Mestek.

     On October 20, 1999, at a special telephone meeting of the Board of Directors, representatives of Lincoln Partners and Met-Coil's management updated the Board of Directors on the discussions. The Board of Directors authorized management to continue discussions with Mestek and to state its interest in a possible transaction that included an all cash price above $7.00 per share. Shortly after that Board meeting, Mr. Blakeman had a telephone conversation with Mr. Reed during which he advised Mr. Reed that, although the Board appreciated Mestek's most recent offer and considered it a serious proposal, the purchase price remained insufficient. Mr. Reed stated he would consult with the Mestek Board of Directors.

     During the week of October 25, 1999, Mr. Blakeman and Mr. Reed had a number of telephone calls in one of which Mr. Reed mentioned the possibility of raising Mestek's offer to $7.10 per share of common stock subject to final due diligence, execution of a definitive merger agreement, exclusivity and other factors.

     During the week of November 1, 1999, Mr. Blakeman reviewed with each Board member his discussions with Mr. Reed. The Board of Directors by unanimous written consent authorized management to continue the discussions with Mestek and to allow Mestek to perform additional due diligence.

     On November 9, 1999, Mr. Blakeman received a letter from Mr. Reed proposing a business transaction whereby Mestek, through an affiliate or subsidiary, would acquire Met-Coil for $7.10 per share of common stock. The proposal was subject to final due diligence, execution of a definitive merger agreement, exclusivity and other factors.

     Beginning November 15, 1999, legal, financial and accounting representatives from Mestek continued their due diligence review of Met-Coil and that due diligence review remains ongoing.

     On January 6, 2000, Mr. Blakeman met with Mr. Reed and Mr. Dewey at The Lockformer Company in Lisle, Illinois and discussed the results of Mestek's due diligence and due diligence items remaining.

     On January 14, 2000, counsel for Mestek delivered to counsel for Met-Coil a draft Merger Agreement. On January 18, 2000, counsel for Met-Coil reviewed this draft Merger Agreement with the Board of Directors.

     During the period from January 18, 2000 until March 10, 2000, representatives of Met-Coil and its legal counsel and representatives of Mestek and its legal counsel engaged in further negotiations regarding the terms of the proposed Merger Agreement and the Stockholders Agreement. In addition, representatives of certain Met-Coil stockholders and their legal counsel, representatives of Met-Coil and its legal counsel and representatives of Mestek and its legal counsel engaged in negotiations regarding the terms of the proposed Stockholders Agreement.

     At a special meeting held on March 10, 2000, the Board of Directors met to consider the proposed transaction. The Board of Directors reviewed and discussed the terms of the transaction. Representatives of Lincoln Partners presented financial and other analyses and their oral opinion that the $7.10 per share cash consideration to be received by Met-Coil's stockholders in the Merger is fair to such stockholders from a financial point of view. The Board of Directors adjourned the meeting until March 13, 2000. At the reconvened meeting on March 13, 2000, the Board of Directors unanimously adopted a resolution approving and adopting the Merger Agreement and the Merger and approving the Stockholders Agreements to the extent the transactions contemplated by such agreements would result in Formtek or FAI being, or being deemed to be, an "interested stockholder" for purposes of the Delaware General Corporation Law, and voted to recommend approval and adoption of the Merger Agreement and the Merger to Met-Coil's stockholders. Lincoln Partners delivered their written opinion that as of March 13, 2000, based upon and subject to the assumptions, qualifications and limitations contained in the opinion, the $7.10 per share cash consideration to be received by Met-Coil's stockholders in the Merger is fair to such stockholders from a financial point of view.

     In the evening of March 13, 2000, the parties executed and delivered the Merger Agreement. On the morning of March 14, 2000, the transaction was publicly announced.

                     PURPOSE OF AND REASONS FOR THE MERGER

     The principal purposes for the Merger are: (a) for Formtek to acquire all of the equity interest in Met-Coil; and (b) to give Met-Coil's stockholders the opportunity to dispose of their shares of common stock at a fair value.

     As a result of the proposed Merger, the Surviving Corporation, whose common stock will be entirely owned by Formtek, will continue the business of Met-Coil. The resulting ownership position of Formtek will permit Formtek to manage the Surviving Corporation without concern for the positions of minority or unaffiliated holders of common stock, and it will permit Formtek to receive all of the cash flow of the Surviving Corporation in excess of the cash flow required to service indebtedness or for operations of the Surviving Corporation.

     The assumption by Met-Coil of the status of a private company will allow Met-Coil to eliminate the time devoted by its management and certain other employees to matters which relate exclusively to Met-Coil being a public company. Additionally, Met-Coil will be able to reduce certain other costs which relate to being a public company, including the following: the costs of certain accounting, auditing and SEC counsel activities, the cost of preparing, printing and mailing corporate reports and proxy statements, the expense of a transfer agent and the cost of investor relations activities.

       DETERMINATION OF FAIRNESS OF THE MERGER BY THE BOARD OF DIRECTORS

     At its March 13, 2000 meeting, the Board of Directors determined that the Merger, including the Merger Consideration, is fair to, and in the best interests of, Met-Coil and Met-Coil's stockholders and unanimously resolved to recommend to Met-Coil's stockholders that they approve and adopt the Merger Agreement and the Merger and the transactions contemplated thereby.

     In making its determination with respect to the fairness of the Merger, including the Merger Consideration, and in approving the Merger Agreement, the Board of Directors considered a number of factors, including those listed below.

     1. The financial condition and results of operations of Met-Coil, as well as the projected financial performance and prospects of Met-Coil, taking into account the risks involved in achieving those results and prospects in Met-Coil's industry. The Board of Directors considered that achievement of share values comparable to the Merger Consideration through growth of Met-Coil's business could not be anticipated with near term certainty.

     2. Historical market prices and trading information with respect to the common stock, including the fact that the Merger Consideration to be received by Met-Coil's stockholders represents a premium of 23% over the closing market price of $5.75 per share of common stock on March 10, 2000 (the last trading day prior to the Board of Directors' approval of the Merger) and of 118% over the closing market price of $3.25 per share of common stock on June 16, 1999 (the last trading day prior to Met-Coil's public announcement that it had engaged Lincoln Partners).

     3. Presentations to the Board of Directors by Lincoln Partners and the opinion of Lincoln Partners that, as of March 13, 2000, based upon and subject to the assumptions, qualifications and limitations contained in the opinion, the Merger Consideration to be received by the holders of shares of common stock in the Merger was fair to such stockholders from a financial point of view. A copy of the written opinion of Lincoln Partners, which sets forth assumptions made, procedures followed, matters considered and limits on their review is attached to this Proxy Statement as Appendix B and is incorporated by reference. In conjunction with delivering its opinion, Lincoln Partners made a presentation to Met-Coil's Board of Directors, as to various financial and other matters underlying such opinion including, among other things:

     -  a review of Met-Coil's historical and projected operating performance;

     - review of the historical stock prices and trading volume of the common stock;

     - an analysis of the Merger Consideration as a multiple of various measures of Met-Coil's operating performance;

     - a review of the public market value and trading multiples of selected publicly traded companies in the machinery industry;

     -  a review of the acquisitions made in the machinery industry; and

     - a review of premiums paid on merger and acquisition transactions of public companies.

See "Opinion of the Financial Advisor to Met-Coil" for a description of the presentation to the Board of Directors. The Lincoln Partners Opinion is directed only to the fairness, from a financial point of view, of the Merger Consideration to be received in the Merger by holders of common stock and is not intended to constitute, and does not constitute, a recommendation as to whether any stockholder should vote in favor of approval of the Merger. Holders of common stock are urged to read the Lincoln Partners Opinion carefully and in its entirety.

     4. The terms and conditions of the Merger Agreement and the fact that there is no financing or due diligence contingency to the Merger. In this connection, the Board of Directors also considered the likelihood that the proposed acquisition would be consummated, including the likelihood of satisfaction of the conditions to the Merger contained in the Merger Agreement, and the risks to Met-Coil if the acquisition was not consummated.

     5. The Board of Directors' view, after consultation with Met-Coil's management and Lincoln Partners, regarding the likelihood of the existence of other qualified buyers on terms as favorable as those in the Merger, including the Merger Consideration, and the Board of Directors' view that it was unlikely that the stockholders of Met-Coil would receive a comparable offer on as favorable terms.

     6. Developments in the machine tool industry, including the trends toward consolidation within the industry, the dependence of Met-Coil on a favorable long-term interest rate environment, housing starts and commercial construction activity.

     7. The recommendation of Met-Coil's management with respect to the proposed transaction.

     The members of the Board of Directors evaluated the factors described above in view of their knowledge of the business and operations of Met-Coil and their own business judgment. In light of the wide variety of factors considered in connection with its evaluation of the Merger, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of Met-Coil's Board of Directors may have given different weight to different factors.

     The Board of Directors recognized that, while the consummation of the Merger gives the stockholders of Met-Coil the opportunity to realize a premium over the prices at which the common stock was traded prior to the public announcement of the Merger, consummation of the Merger would eliminate the opportunity for stockholders of Met-Coil to participate in the future growth and profits of Met-Coil.

     It is expected that, if the Merger is not consummated in accordance with the terms of the Merger Agreement, Met-Coil's current management, under the general direction of the Board of Directors, will continue to manage Met-Coil as an ongoing business in accordance with Met-Coil's current long-term strategic plan.

                    OPINION OF FINANCIAL ADVISOR TO MET-COIL

     In its role as financial advisor to Met-Coil, Lincoln Partners was asked by Met-Coil to render an opinion to the Board of Directors as to the fairness from a financial point of view to Met-Coil's stockholders of the Merger Consideration to be received by Met-Coil's stockholders pursuant to the terms of the Merger Agreement. Pursuant to the Merger Agreement, each share of common stock held by Met-Coil's stockholders will be converted into the right to receive the Merger Consideration. On March 10, 2000, Lincoln Partners delivered its oral opinion and on March 13, 2000, Lincoln Partners delivered its written opinion (the "Lincoln Partners Opinion"), to the effect that, as of such dates and based upon and subject to the assumptions, limitations and qualifications set forth in such opinions, the Merger Consideration to be received by Met-Coil's stockholders pursuant to the terms of the Merger Agreement is fair to Met-Coil's stockholders from a financial point of view.

     A COPY OF THE LINCOLN PARTNERS OPINION IS ATTACHED HERETO AS APPENDIX B. MET-COIL'S STOCKHOLDERS ARE URGED TO READ THE LINCOLN PARTNERS OPINION CAREFULLY IN ITS ENTIRETY FOR THE ASSUMPTIONS MADE, THE PROCEDURES FOLLOWED, THE MATTERS CONSIDERED AND THE LIMITS OF THE REVIEW MADE BY LINCOLN PARTNERS IN CONNECTION WITH SUCH OPINION.

     The Lincoln Partners Opinion was prepared for the Board of Directors and addresses only the fairness of the Merger Consideration to be received by Met-Coil's stockholders from a financial point of view. The Lincoln Partners Opinion does not address any other aspects of the Merger and does not constitute a recommendation to any stockholder as to how such stockholder should vote on the Merger. Lincoln Partners advised Met-Coil in arm's length negotiations of the Merger Consideration. No restrictions or limitations were imposed by Met-Coil upon Lincoln Partners with respect to the investigations made or the procedures followed by Lincoln Partners in rendering the Lincoln Partners Opinion. As part of its investment banking business, Lincoln Partners is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, and other corporate purposes.

     In arriving at its opinion, Lincoln Partners reviewed the Merger Agreement and related documents. Lincoln Partners also reviewed financial and other information that was publicly available or furnished to it by Met-Coil, including information provided during discussions with Met-Coil's management. Included in the information provided during discussions with Met-Coil's management were some financial projections of Met-Coil prepared by the management of Met-Coil. In addition, Lincoln Partners reviewed prices and premiums paid in some other business combinations, compared certain financial and securities data of Met-Coil with similar data of various other companies whose securities are traded in public markets and with selected merger and acquisition transactions of related companies, reviewed the historical stock prices and trading activity of the common stock, and performed such other analyses and considered such other factors as Lincoln Partners deemed appropriate for purposes of rendering its opinion.

     In rendering its opinion, Lincoln Partners relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to it from public sources, that was provided to it by Met-Coil or its representatives or that was otherwise reviewed by it and has neither attempted independently to verify nor assumed any responsibility for independently verifying any of such information. With respect to the financial projections supplied to it, Lincoln Partners assumed that management's projections were prepared based on assumptions reflecting the best currently available estimates and judgments of the management of Met-Coil as to the expected future operating and financial performance of Met-Coil. Lincoln Partners has not conducted and did not assume any responsibility for making an independent valuation or appraisal of any assets or liabilities nor have any such valuations or appraisals been provided to it. Lincoln Partners relied as to certain legal matters on advice of counsel to Met-Coil.

     The Lincoln Partners Opinion is necessarily based on economic, market, financial and other conditions as they existed on, and on the information made available to it as of March 13, 2000, the date of its opinion.

     The following is a summary of the presentation made by Lincoln Partners to the Board of Directors at its March 10, 2000 board meeting, setting forth certain factors and the principal financial analyses performed by Lincoln Partners to arrive at its opinion. This summary is not a complete description of the analyses performed by Lincoln Partners. Lincoln Partners drew no specific conclusions from any of these analyses but subjectively factored its observations from these analyses into its qualitative assessment of the relevant facts and circumstances.

ACQUISITION PREMIUM ANALYSIS

     Lincoln Partners reviewed publicly available information to determine the premiums paid in (i) 512 merger and acquisition transactions occurring in the calendar year ending December 31, 1998 ("M&A Transactions") and (ii) 54 merger and acquisition transactions ranging in size from approximately $25 to $50 million and occurring in the calendar year ending December 31, 1998 ("Selected M&A Transactions"). None of the preceding merger and acquisition transactions are directly comparable to the Merger.

     For the M&A Transactions, the average premium to each seller's average closing price for the five business days before the initial transaction announcement was 40.7%. For the Selected M&A Transactions, the average premium to each seller's average closing price for the five business days before the initial transaction announcement was 34.7%. Since a transaction announcement had not been made for the Merger prior to delivery of the Lincoln Partners Opinion, the percentage amount by which the Merger Consideration exceeds the stock price of the common stock at certain points in time ("Merger Premiums") was analyzed. The points in time that were chosen to compare Merger Premiums to the premiums paid in the M&A Transactions and Selected M&A transactions were (i) June 16, 1999, the day prior to Met-Coil's public announcement regarding seeking strategic alternatives; (ii) October 20, 1999, the day prior to Met-Coil's Board of Directors' meeting where Met-Coil's Board of Directors voted to proceed negotiating a transaction with Formtek; and (iii) March 6, 2000, five days before the signing of the Merger Agreement. The percentage amount by which the Merger Consideration exceeded the closing stock price of Met-Coil on these dates was 118%, 49%, and 21%, respectively.

COMPARISON OF SELECTED PUBLICLY TRADED COMPARABLE COMPANIES

     Lincoln Partners analyzed the operating performance of Met-Coil relative to a peer group of selected companies (the "Comparable Public Companies") Lincoln Partners deemed to have similar operating characteristics as Met-Coil. The Comparable Public Companies were Genesis Worldwide Inc.; Hardinge, Inc.; Hurco Companies, Inc.; Mestek, Inc.; and Milacron Inc. Lincoln Partners compared total enterprise value (defined as market value of common equity plus book value of total debt and other long-term liabilities less cash and cash equivalents) (based on reported closing prices for the comparable Public Companies on March 6, 2000) as a multiple of latest twelve months ("LTM") revenue, LTM and three-year average earnings before interest, taxes, depreciation and amortization ("EBITDA") and LTM and three-year average earnings before interest and taxes ("EBIT"). The table below shows the results of this analysis.

                                                   ENTERPRISE VALUE DIVIDED BY:
                             -------------------------------------------------------------------------
                                                                              3-YEAR         3-YEAR
                                 LTM             LTM            LTM          AVERAGE        AVERAGE
                               REVENUE         EBIT(1)       EBITDA(1)       EBIT(1)       EBITDA(1)
                             ------------   -------------   ------------   ------------   ------------
Range of Comparable
  Companies...............   0.4x to 1.1x   6.4x to 13.7x   4.7x to 6.6x   5.2x to 8.3x   3.8x to 5.9x
Mean of Comparable
  Companies...............           0.7x            9.7x           5.9x           6.8x           5.0x
Median of Comparable
  Companies...............           0.7x            9.4x           6.1x           6.8x           5.2x
Met-Coil (Based on the
  Merger Consideration)...            0.8            7.5x           6.3x          11.5x           8.7x

---------------

(1) Excludes Genesis Worldwide Inc.

     No company used in this analysis is identical to Met-Coil. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the Comparable Public Companies and Met-Coil and other factors that could affect the public trading value of the Comparable Public Companies. Mathematical analyses such as determining the mean or median are not in themselves meaningful methods of using comparable company data.

ANALYSIS OF SELECTED MERGER AND ACQUISITION TRANSACTIONS IN THE METAL FORMING EQUIPMENT INDUSTRY

     Lincoln Partners identified and analyzed six acquisitions of companies Lincoln Partners deemed to have similar operating characteristics of Met-Coil ("Comparable M&A Transactions"). Each of the Comparable M&A Transactions had an enterprise value less than $350 million. Using publicly available information for the Comparable M&A Transactions, Lincoln Partners reviewed the consideration paid in such transactions in terms of the total enterprise value as a multiple of LTM and three-year average EBITDA and EBIT of the acquired entity prior to its announcement. The table below summarizes the results of this analysis.

                                                   ENTERPRISE VALUE DIVIDED BY:
                              -----------------------------------------------------------------------
                                                                               3-YEAR        3-YEAR
                                  LTM             LTM            LTM           AVERAGE       AVERAGE
                                REVENUE         EBIT(1)       EBITDA(1)         EBIT         EBITDA
                              ------------   -------------   ------------   -------------   ---------
Range of M&A Transactions...  0.4x to 1.0x   7.5x to 13.0x   5.6x to 9.8x   6.6x to 16.0x   4.7x 8.0x
Mean of M&A Transactions....          0.7x           10.5x           7.1x            9.7x        6.5x
Median of M&A
  Transactions..............          0.7x            9.8x           6.4x            8.6x        6.5x
Met-Coil (Based on the
  Merger Consideration).....           0.8            7.5x           6.3x           11.5x        8.7x

---------------

(1) Excludes one of the Comparable M&A Transactions due to LTM EBIT being negative.

     No transaction used in this analysis is identical to the Merger. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of Met-Coil and the companies involved in the selected transactions and other factors that could affect the acquisition value of the companies to which Met-Coil is being compared. Mathematical analyses such as determining the mean or median are not in themselves meaningful methods of using comparable transactions data.

COMPARISON OF HISTORICAL STOCK PRICE PERFORMANCE

     To provide comparative market data, Lincoln Partners compared Met-Coil's historical common stock performance relative to the Comparable Public Companies. Lincoln Partners compared the performance of the Comparable Public Companies from June 16, 1999, the day prior to Met-Coil's public announcement regarding seeking strategic alternatives, to March 6, 2000. Over this time, all of the Comparable Public Companies' stock prices declined. The change in their stock prices ranged from a decline of 15% to a decline of 53%. The median decline was 30% and the mean decline was 31%. During this same period and based on the Merger Consideration, Met-Coil's common stock increased 118%.

ANALYSIS OF DISCUSSIONS HELD WITH VARIOUS POTENTIAL ACQUIRERS

     As part of Lincoln Partners' engagement with Met-Coil, Lincoln Partners held discussions with a number of companies Lincoln Partners believed or was advised by Met-Coil might be interested in acquiring Met-Coil ("Potential Acquirers"). Lincoln Partners held preliminary discussions with over 160 Potential Acquirers. Lincoln Partners provided 47 of these Potential Acquirers materials describing the historical results of Met-Coil and the near-term outlook for Met-Coil. Lincoln Partners held discussions with each of these Potential Acquirers concerning their interest in Met-Coil and solicited from the Potential Acquirers an amount these groups would be willing to offer to acquire Met-Coil ("Indications of Interest"). All of the Indications of Interest for Met-Coil that were received from the Potential Acquirers were less than the Merger Consideration. Lincoln Partners conducted only limited investigation into the financial wherewithal of these Potential Acquirers and their ability to complete a transaction.

OTHER FACTORS CONSIDERED

     In rendering its opinion, Lincoln Partners considered some other factors and conducted other comparative analyses, including, among other things, a discounted cash flow analysis. A discounted cash flow analysis is based on numerous projections and assumptions including sales growth rates, profit margins, capital expenditures, tax rates, the cost of capital for a business and the ability of a company to invest at a rate above its cost of capital. For the purposes of the Lincoln Partners Opinion, Lincoln Partners believed a discounted cash flow analysis would not provide additional insight into the fairness from a financial point of view of the Merger. Lincoln Partners based this conclusion on the fact that Met-Coil's sales and profitability had varied widely and that only limited assurances could be made as to the future stability or growth of these factors.

     The summary set forth above is not a complete description of the analyses performed by Lincoln Partners, but describes, in summary form, the principal elements of the presentation made by Lincoln Partners to the Board on March 10, 2000. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Lincoln Partners did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness from a financial point of view. Lincoln Partners did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized above, Lincoln Partners believes that its analysis must be considered as a whole and that selecting portions of its analysis and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinion. In performing its analyses, Lincoln Partners made numerous assumptions with respect to industry performance, business and economic conditions and other matters. The analyses performed by Lincoln Partners are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. The Lincoln Partners Fairness Opinion was one of many factors taken into consideration by Met-Coil's Board of Directors in making its determination to approve the merger. The Merger Consideration was determined through arms length negotiations between Met-Coil and Formtek.

     In an engagement letter dated June 9, 1999, Met-Coil retained Lincoln Partners to:

     -  identify potential strategic alternatives for Met-Coil;

     - provide advice with respect to the feasibility, timing, and methodology for pursuing such alternatives; and

     - if requested, provide assistance in analyzing, structuring and negotiating each opportunity, including a sale, merger, consolidation, or certain other actions.

     In this engagement letter, Met-Coil agreed to pay Lincoln Partners:

     -  a fee of $50,000 upon delivery of an oral or written opinion;

     - an initial cash retainer of $25,000 which will be credited against the Success Fee (defined below);

     - monthly cash retainers of $10,000 per month but not to exceed $60,000 in total and;

     - a fee payable upon consummation of the Merger which will result in an additional payment to Lincoln Partners of approximately $600,000 upon consummation of the Merger (the "Success Fee").

     Met-Coil also agreed to reimburse Lincoln Partners promptly for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of counsel) incurred by Lincoln Partners in connection with its engagement, and to indemnify Lincoln Partners and certain related persons against certain liabilities in connection with its engagement, including liabilities under the federal securities laws. The terms of the fee arrangement with Lincoln Partners, which Lincoln Partners and Met-Coil believe are customary in transactions of this nature, were negotiated at arm's length between Met-Coil and Lincoln Partners, and the Board of Directors was aware of such arrangement, including the fact that a significant portion of the aggregate fee payable to Lincoln Partners is contingent upon consummation of the Merger.

                         CERTAIN EFFECTS OF THE MERGER

     Following the Merger, Formtek will own 100% of the Surviving Corporation's outstanding capital stock, and will have a 100% interest in the net book value and net earnings of the Surviving Corporation. Formtek will be the sole beneficiary of any future earnings and growth of the Surviving Corporation and will have the ability to benefit from any divestitures, strategic acquisitions or other corporate opportunities that may be pursued by the Surviving Corporation in the future. Upon the consummation of the Merger, Met-Coil's stockholders will cease to have any ownership interest in Met-Coil or rights as stockholders. Met-Coil's stockholders will no longer benefit from any increases in the value of Met-Coil or the payment of dividends on the common stock and will no longer bear the risk of any decreases in value of Met-Coil.

     As a result of the Merger, the Surviving Corporation will be privately held and there will be no public market for its common stock. Upon consummation of the Merger, the common stock will cease to be quoted on the NASDAQ Small Cap Market System. In addition, registration of the common stock under the Securities Exchange Act of 1934 will be terminated, and accordingly, Met-Coil will no longer be required to file periodic reports with the SEC.

     Met-Coil believes that the Merger will be treated for Federal income tax purposes as a redemption of the common stock held by Met-Coil's stockholders and, therefore, will not give rise to gain, loss or other income to Met-Coil or to FAI. Met-Coil will be entitled to deduct amounts paid in cancellation of options.

     The employee benefit and compensation plans for employees of the Surviving Corporation will be not materially less favorable in the aggregate than Met-Coil's present benefit plans for a period ending on the earlier of one year from the date of consummation of the Merger (the "Closing Date") and May 31, 2001. See

"The Merger Agreement -- Employee Benefits" for a complete description of the terms and conditions of this obligation of the Surviving Corporation.

                       RIGHTS OF DISSENTING STOCKHOLDERS

     The following summary is not a complete statement of the provisions of Delaware law relating to the appraisal rights of stockholders and is qualified in its entirety by reference to the provisions of Section 262 of the DGCL set forth in full as Appendix C to this Proxy Statement.

     Holders of record of shares of common stock who comply with the applicable procedures summarized herein will be entitled to appraisal rights under Section 262 of the DGCL. A person having a beneficial interest in shares of common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

     ALL REFERENCES IN SECTION 262 AND IN THIS SUMMARY TO A "STOCKHOLDER" ARE TO THE RECORD HOLDER OF SHARES OF COMMON STOCK AS TO WHICH APPRAISAL RIGHTS ARE ASSERTED. VOTING AGAINST, ABSTAINING FROM VOTING OR FAILING TO VOTE ON APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER WILL NOT CONSTITUTE A DEMAND FOR APPRAISAL WITHIN THE MEANING OF SECTION 262 OF THE DGCL.

     Stockholders who follow the procedures set forth in Section 262 may receive, in lieu of the $7.10 cash per share of common stock to be paid in the Merger, a cash payment equal to the "fair value" of their shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by the Delaware Court of Chancery. Such fair value is to be determined by judicial appraisal and could be more than, the same as, or less than, the Merger Consideration. The statutory right of appraisal granted by Section 262 is subject to strict compliance with the procedures set forth below. Failure to follow any of these procedures may result in a termination or waiver of appraisal rights under Section 262.

     To be entitled to receive payment of the fair value of the shares of common stock, a stockholder:

     - must file a written demand for appraisal of his or her shares of common stock with Met-Coil prior to the voting by stockholders on the Merger Agreement and the Merger at the Meeting (such demand must reasonably inform Met-Coil of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of his or her shares of common stock);

     - must not vote his or her shares of common stock in favor of approval and adoption of the Merger Agreement and the Merger; and

     - must have his or her shares of common stock valued in an appraisal proceeding, as described below.

     A proxy or vote against approval and adoption of the Merger Agreement and the Merger will not satisfy the requirement that a stockholder file a written demand for appraisal as set forth above. The requirement of a written demand is separate from, and should not be confused with, the requirement that a stockholder not vote in favor of approval and adoption of the Merger Agreement and the Merger. A failure to vote on the Merger Agreement and the Merger will not be construed as a vote in favor of approval and adoption of the Merger Agreement and the Merger and will not constitute a waiver of a stockholder's rights of appraisal. A stockholder who returns a signed proxy indicating that he or she abstains from voting will similarly not waive his or her rights of appraisal. However, because a proxy signed and left blank will, unless properly revoked, be voted in favor of approval and adoption of the Merger Agreement and the Merger, a stockholder who returns a signed proxy left blank will waive his or her rights of appraisal. Therefore, a stockholder electing to exercise appraisal rights who votes by proxy must not leave his or her proxy blank, but must either vote against approval and adoption of the Merger Agreement and the Merger or abstain from voting.

     A holder of shares of common stock wishing to exercise such holder's appraisal rights must be the record holder of such shares of common stock on the date the written demand for appraisal is made and must continue to hold such shares of record until the Effective Time of the Merger. Accordingly, a holder of shares of common stock who is the record holder of shares of common stock on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to the Effective Time of the Merger, will lose any right to appraisal in respect of such shares of common stock.

     Only a holder of record of shares of common stock is entitled to assert appraisal rights for the shares of common stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificates. If the shares of common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares of common stock are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising such rights with respect to the shares held for other beneficial owners; in such case, the written demand should set forth the number of shares as to which appraisal is sought, and where no number of shares of common stock is expressly mentioned the demand will be presumed to cover all shares of common stock held in the name of the record owner. Stockholders who hold their shares of common stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

     If the Merger Agreement and the Merger is approved and adopted by the stockholders, Met-Coil or the Surviving Corporation, as the case may be, will send a notice, either before the Effective Time or within ten days thereafter, stating that appraisal rights are available to each stockholder who has filed an adequate written demand for appraisal with Met-Coil and who has not voted in favor of approval and adoption of the Merger Agreement and the Merger. Within 120 days after the Effective Time, Met-Coil or any stockholder seeking appraisal rights may file a petition in the Court of Chancery demanding a determination of the value of the shares of common stock of all stockholders seeking appraisal rights. Met-Coil is under no obligation, and has no present intention, to file such a petition, and all stockholders seeking to exercise appraisal rights should initiate all necessary action with respect to the perfection of their appraisal rights within the time periods and in the manner prescribed in Section
262. Within 120 days after the Effective Time, any stockholder who has complied with the provisions of Section 262, upon written request, shall be entitled to receive from Met-Coil a statement setting forth the aggregate number of shares not voted in favor of approval and adoption of the Merger Agreement and the Merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares of common stock. Such written statement must be mailed to any such stockholder within ten days after his or her written request for such a statement is received by Met-Coil or within ten days after expiration of the period for delivery of demands for appraisal under
Section 262(d), whichever is later.

     If a petition for appraisal is timely filed, the Court of Chancery will conduct a hearing on such petition to determine whether the stockholders seeking appraisal rights have complied with Section 262 and have thereby become entitled to appraisal rights. The Court of Chancery will then determine the fair value of the shares of common stock exclusive of any element of value arising from the expectation or accomplishment of the Merger, but including a fair rate of interest, if any, to be paid on the amount determined to be the fair value. In determining fair value, the Court of Chancery is to take into account all relevant factors. Stockholders considering appraisal should bear in mind that the fair market value of their shares determined under Section 262 could be more than, the same as, or less than, the consideration they will receive pursuant to the Merger Agreement if they do not seek appraisal of their shares of common stock, and that the Lincoln Partners Opinion set forth as Annex B hereto is not necessarily an opinion regarding fair value under Section 262. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings.

     The Court of Chancery will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose shares have been appraised. The costs of the appraisal proceeding may be assessed against one or more parties to the proceeding as the Court of Chancery may consider equitable. Upon application by a stockholder, the Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceedings (including, without limitation, reasonable attorneys' fees and the fees and expenses of experts) to be charged pro rata against the value of all of the shares entitled to an appraisal.

     A stockholder will fail to perfect his or her right of appraisal if he or she:

     - does not deliver a written demand for appraisal to Met-Coil prior to the vote for approval and adoption of the Merger Agreement and the Merger;

     - votes his or her shares in favor of approval and adoption of the Merger Agreement and the Merger;

     - does not file a petition for appraisal within 120 days after the Effective Time; or

     - delivers to Met-Coil both a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the Merger Agreement, except that any such attempt to withdraw such demand not made within 60 days after the Effective Time requires the written approval of Met-Coil.

If any stockholder who properly demands appraisal of such stockholder's shares of common stock under Section 262 fails to perfect, or effectively withdraws or loses, such stockholder's right to appraisal as provided above, the shares of common stock of such stockholder will be converted into the right to receive the Merger Consideration receivable with respect to such shares of common stock in accordance with the Merger Agreement.

     If an appraisal proceeding is properly instituted, such proceeding may not be dismissed as to any stockholder who has perfected his or her right of appraisal without the approval of the Court of Chancery, and any such approval may be conditioned on such terms as the Court of Chancery deems just.

     After the Effective Time, no stockholder who has demanded appraisal rights will be entitled to vote his or her shares for any purpose or to receive dividends on, or other distributions in respect of, such shares of common stock (except dividends or distributions payable to stockholders as of a record date prior to the Effective Time).

     FAILURE BY A STOCKHOLDER TO FOLLOW THE STEPS REQUIRED BY DELAWARE LAW FOR PERFECTING RIGHTS OF APPRAISAL MAY RESULT IN THE LOSS OF THOSE RIGHTS. IN VIEW OF THE COMPLEXITY OF THESE PROVISIONS OF THE DGCL, STOCKHOLDERS WHO ARE CONSIDERING DISSENTING FROM THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER AND EXERCISING THEIR RIGHTS UNDER SECTION 262 SHOULD CONSULT THEIR LEGAL ADVISORS.

     All written communications from stockholders with respect to the exercise of appraisal rights should be mailed to Met-Coil Systems Corporation, 5486 6th Street SW, Cedar Rapids, Iowa 52404, Attention: Secretary.

                                    EXPENSES

     Each party will pay its own expenses relating to the Merger whether or not the Merger is consummated, except that the expenses incurred in connection with printing and mailing the Proxy Statement will be shared equally by Met-Coil and FAI and all filing fees incurred in connection with filings under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), will be borne by Formtek. In addition, in certain circumstances, one party may be responsible for the payment of expenses of the other party. See "The Merger Agreement -- Fees and Expenses."

                              THE MERGER AGREEMENT

     The following discussion is a summary of the material provisions of the Merger Agreement. This summary and all other discussions of the terms and conditions of the Merger and the Merger Agreement included elsewhere in this Proxy Statement are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached as Appendix A to this Proxy Statement and incorporated by reference. Capitalized terms used but not defined in this Proxy Statement have the meanings set forth in the Merger Agreement.

THE MERGER

     On the terms and subject to the conditions of the Merger Agreement, at the Effective Time Met-Coil will be merged with and into FAI in accordance with the applicable provisions of the DGCL and the separate corporate existence of Met-Coil will thereupon cease and FAI will be the Surviving Corporation under the corporate name Met-Coil Systems Corporation. The Merger will have the effects specified in the DGCL.

EFFECTIVE TIME

     Within three business days after the date on which the last of the conditions set forth in the Merger Agreement is fulfilled or waived, FAI and Met-Coil will cause a certificate of merger to be filed with the Secretary of State of the State of Delaware as provided in the DGCL. The Merger will become effective at such time as the certificate of merger is duly filed with the Delaware Secretary of State or at such later time as is specified in the certificate of merger. The time and date on which the Merger becomes effective is referred to as the "Effective Time."

CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE SURVIVING CORPORATION

     The Merger Agreement provides that the certificate of incorporation and by-laws of the Surviving Corporation as in effect immediately prior to the Effective Time shall continue in full force and effect following the Effective Time until amended or repealed in accordance with their terms.

DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

     The Merger Agreement provides that immediately after the Effective Time the directors of the Surviving Corporation will be John E. Reed, R. Bruce Dewey, Donald Hill, James Heitt and Raymond Blakeman and the officers of the Surviving Corporation will be John E. Reed, as Chairman, James Heitt, as President, Stephen M. Shea as Senior Vice President-Finance and Treasurer, and Timothy P. Scanlan, as Secretary. Those people will continue as directors or officers, as the case may be, of the Surviving Corporation until their successors have been elected and qualified, subject to the provisions of the Surviving Corporation's by-laws and the DGCL.

CONVERSION OF SECURITIES IN THE MERGER; TREATMENT OF OPTIONS

     The Merger Agreement provides that, at the Effective Time:

     - each share of Met-Coil common stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares (as defined below), shares of common stock held by any Subsidiary or in the treasury of Met-Coil, and shares of common stock held, directly or indirectly, by Formtek or any direct or indirect Subsidiary of Formtek), by virtue of the Merger and without any action on the part of Formtek, FAI, Met-Coil or the holders thereof, will be cancelled and converted into the right to receive the Merger Consideration;

     - each share of Met-Coil common stock issued and outstanding and held by any Subsidiary or in the treasury of Met-Coil, or held, directly or indirectly, by Formtek or any direct or indirect Subsidiary of Formtek immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of Formtek, FAI, Met-Coil or the holder thereof, be cancelled without payment of any Merger Consideration therefor; and

     - each share of FAI issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of Formtek, FAI, Met-Coil or the holder thereof, be converted into one share of common stock, par value $0.01 per share, of the Surviving Corporation.

The word "Subsidiary," when used with respect to any person, means any person of which more than (i) 50% of the equity and (ii) 50% of the voting interests are owned, directly or indirectly, by such first person.

     At the Effective Time, each outstanding option and warrant, by virtue of the Merger and without any action on the part of Formtek, FAI, Met-Coil or the holders thereof, will be cancelled and converted into the right to receive an amount (the "Cash Payment") equal to the product of (i) the total number of shares as to which such option or warrant is exercisable or convertible and (ii) the excess of the Merger Consideration over the exercise price per share of common stock subject to such option or warrant.

PAYMENT FOR AND SURRENDER OF SHARES

     At the Effective Time, Formtek or FAI will deposit with a bank or trust company designated by Formtek and reasonably satisfactory to Met-Coil (the "Paying Agent"), for the benefit of the holders of common stock, cash equal to
(i) the product of (x) the number of shares of common stock outstanding immediately prior to the Effective Time (other than shares which are held by any Subsidiary of Met-Coil or in the treasury of Met-Coil or which are held directly or indirectly by Formtek or any direct or indirect Subsidiary of Formtek or a person known at the time of such deposit to be a Dissenting Stockholder) and (y) the Merger Consideration and (ii) the product of (x) options and warrants in respect of Shares of common stock and (y) the excess of the Merger Consideration over the exercise price per share in respect of such options or warrants (being hereinafter referred to as the "Payment Fund"). The Paying Agent will, pursuant to irrevocable instructions, deliver the Merger Consideration and the Cash Payment out of the Payment Fund, and, except as described herein, the Payment Fund will not be used for any other purpose.

     Promptly after the Effective Time, the Paying Agent will mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of common stock (the "Certificates") (i) a form of letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon proper delivery of the Certificates to the Paying Agent) and
(ii) instructions for use in effecting the surrender of the Certificates for payment therefor. Upon surrender of Certificates for cancellation to the Paying Agent, together with such letter of transmittal duly executed and any other required documents, the holder of such Certificates will be entitled to receive for each of the shares represented by such Certificates the Merger Consideration, and the Certificates so surrendered will promptly be cancelled. Until so surrendered, Certificates will represent solely the right to receive the Merger Consideration. If any Merger Consideration is to be paid to or issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of such exchange that the Certificate so surrendered be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange pay to the Paying Agent any transfer or other taxes required by reason of the payment of such Merger Consideration in a name other than that of the registered holder of the Certificate surrendered, or establish to the satisfaction of the Paying Agent that such tax has been paid or is not applicable. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof as determined in accordance with the Merger Agreement, provided that the person to whom the Merger Consideration is paid shall, if required by the Surviving Corporation, give the Surviving Corporation a bond in such reasonable amount as it may direct.

     Any portion of the Payment Fund which remains unclaimed by the former stockholders of Met-Coil for six months after the Effective Time will be delivered to the Surviving Corporation and any former stockholders of Met-Coil will thereafter look only to the Surviving Corporation for payment of their claim for the Merger Consideration for the shares of common stock.

     None of Met-Coil, Formtek, FAI or the Paying Agent shall be liable to any holder of shares of common stock for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar laws.

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

CLOSING OF STOCK TRANSFER RECORDS

     At the close of business on the day prior to the Effective Time, the stock transfer books of Met-Coil will be closed and there shall be no further registration of transfers of shares of common stock thereafter on the stock transfer books of Met-Coil.

REPRESENTATIONS AND WARRANTIES

     The Merger Agreement contains various representations and warranties of the parties thereto. These include representations and warranties by Met-Coil with respect to corporate standing, Subsidiaries, authority, capitalization, the receipt of a fairness opinion of Met-Coil's financial advisor, operation of Met-Coil's business, litigation, employee benefit plans, taxes, intellectual property, reports and financial statements, the absence of certain charges or events, registration rights and certain other agreements, brokers and finders, the proxy statement, title to assets, contracts, compliance with laws, insurance, preferred stock, year 2000, disposition of assets, environmental and health and safety matters, related party transactions, increases in salaries and wages, employee salaries and benefits, customer and supplier relationships and warranty claims, accounts receivable and notes receivable and bonds and guarantees. Formtek has made certain representations and warranties with respect to corporate standing, authority, information supplied in connection with Met-Coil's proxy statement and the availability of adequate financing. FAI has also made certain representations and warranties regarding corporate standing, authority and the absence of any business activities to date.

ALTERNATIVE PROPOSALS

     Under the Merger Agreement, Met-Coil has agreed to cease any existing discussions or negotiations with any parties that may have been ongoing prior to execution of the Merger Agreement with respect to any Acquisition Proposal (as defined below). Met-Coil has agreed that, prior to the Effective Time, neither it nor any of its affiliates will, nor will it or any of its affiliates permit their respective officers, directors, employees, representatives, consultants, investment bankers, attorneys, accountants or other agents or affiliates to, encourage, solicit, initiate or facilitate the making of any Acquisition Proposal or, except as set forth below, engage in any discussions or negotiations with, or furnish or disclose any information to, any person in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.

     An "Acquisition Proposal" means (i) any inquiry, proposal or offer from any person relating to any direct or indirect acquisition or purchase of a substantial amount of assets of Met-Coil or any of its material Subsidiaries or of over 50% of any class of equity securities of Met-Coil or any of its material Subsidiaries, (ii) any tender offer or exchange offer that, if consummated, would result in any person beneficially owning 50% or more of any class of equity securities of Met-Coil or any of its Subsidiaries, or (iii) any merger, consolidation, business combination, sale of substantially all the assets, recapitalization, liquidation, dissolution or similar transaction involving Met-Coil or any of its Subsidiaries. Notwithstanding the foregoing, in the event Met-Coil receives an unsolicited Acquisition Proposal, Met-Coil may participate in discussions or negotiations with or furnish information (pursuant to a confidentiality agreement with terms not more favorable to such third party than the confidentiality agreement entered into by Formtek and Met-Coil) to any third party which makes an Acquisition Proposal, if (i) the Board of Directors reasonably determines (in consultation with Met-Coil's independent financial advisor) that such Acquisition Proposal is likely to lead to a Superior Proposal (as defined below) and (ii) the Board of Directors believes (in consultation with Met-Coil's independent legal counsel) that failing to take such action may constitute a breach of its fiduciary duties. In addition, under the Merger Agreement, neither the Board of Directors nor any committee thereof shall withdraw or modify, or propose to withdraw or modify, in a manner adverse to Formtek or FAI the approval and recommendation of the Merger and the Merger Agreement, or approve or recommend, or propose to approve or recommend, any Acquisition Proposal or enter into any agreement with respect to any Acquisition Proposal or enter into any arrangement, understanding or agreement requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement, except that Met-Coil may recommend to its stockholders an Acquisition Proposal and in connection therewith withdraw or modify its approval or recommendation of the Merger and enter into an agreement with respect to such Acquisition Proposal if a third party makes a Superior Proposal, and three business days have elapsed following delivery to Formtek of a written notice of the determination by the Board of Directors of Met-Coil to take such action and during such three business day period Met-Coil has informed Formtek of the significant terms and conditions of such Superior Proposal and the identity of the Person making such Superior Proposal, and at the end of such three business day period the Acquisition Proposal continues to constitute a Superior Proposal.

     A "Superior Proposal" means a bona fide proposal made by a third party to acquire all of the shares of Met-Coil's common stock pursuant to a tender offer, a merger or a sale of all of the assets of Met-Coil on terms which a majority of the members of the Board of Directors of Met-Coil determines in its good faith reasonable judgment (in consultation with Met-Coil's independent financial advisor) to be more favorable to Met-Coil and its stockholders than the transactions contemplated hereby, for which financing is then available, and which is not subject to any financing condition.

INTERIM OPERATIONS OF MET-COIL

     In the Merger Agreement, Met-Coil has agreed that, prior to the Closing Date, except as contemplated by any other provision of the Merger Agreement, Met-Coil will and will cause each of its Subsidiaries to:

     - conduct its operations in the ordinary and normal course, consistent with past practice; and

     - use its reasonable best efforts, and cause each of its Subsidiaries to use its reasonable best efforts, to preserve intact their business organizations, keep available the services of their current officers and employees, and preserve their relationships with customers, suppliers and others having business relationships with them.

Without limitation of the foregoing, Met-Coil has agreed that it will not, and will not permit any of its Subsidiaries to, without the prior written consent of
Formtek:

     - issue, sell or pledge, or authorize or propose the issuance, sale or pledge, of any additional shares of its capital stock of any class, or any voting debt or any securities or rights convertible into or exchangeable for any shares of its capital stock or voting debt, or any other securities in respect of, in lieu of, or in substitution for, shares of common stock outstanding on the date of the Merger Agreement;

     - redeem, purchase or otherwise acquire, any of its outstanding securities, other than pursuant to existing agreements requiring Met-Coil to repurchase or acquire any shares of its capital stock;

     - split, combine, subdivide or reclassify any shares of its capital stock or declare, set aside for payment or pay any dividend;

     - grant any increases in the compensation of any of its directors, officers or employees, except for increases granted to employees other than officers in the ordinary course of business consistent with past practice, pay or award any pension, retirement allowance, or other non-equity incentive awards, or other employee benefit, except for payments or awards to current employees other than officers that are in the ordinary course of business, consistent with past practice, pay or award any stock option or equity incentive awards, enter into any new or amend any existing employment agreement with any director, officer or employee, enter into any new or amend any existing severance agreement with any current or former director, officer or employee, or become obligated under any new employee plan, or amend any such employee plan, except as may be contemplated by the Merger Agreement;

     - adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Met-Coil or any Subsidiary of Met-Coil other than the Merger;

     - make any acquisition of any direct or indirect ownership interest in or assets comprising any business enterprise or operation or, except in the ordinary course and consistent with past practice, any other assets;

     - dispose of any interest in any material business enterprise or operation of Met-Coil or any of its Subsidiaries, make any other disposition of any other direct or indirect ownership interest in any material assets of Met-Coil or any of its Subsidiaries, or, except in the ordinary course and consistent with past practice, dispose of any other assets of Met-Coil or any of its Subsidiaries;

     - adopt any amendments to Met-Coil's certificate of incorporation or its bylaws or alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any Subsidiary of Met-Coil, except as required by the Merger Agreement or as required by applicable law;

     - incur any indebtedness (other than pursuant to and not exceeding its existing secured credit facilities in the ordinary course) for borrowed money or guarantee any indebtedness of any other person or make any loans, advances or capital contributions to, or investments in, any other person;

     - engage in the conduct of any business other than Met-Coil's existing businesses;

     - enter into any agreement or exercise any discretion providing for acceleration of payment or performance as a result of a change of control of Met-Coil or its Subsidiaries, except in connection with the Merger;

     - enter into any contracts, arrangements or understandings requiring in the aggregate the purchase of equipment, materials, supplies or services in excess of Met-Coil's budget plus $250,000 in the aggregate;

     - enter into or amend, modify, terminate or waive any right under any agreement with any affiliates of Met-Coil (other than its Subsidiaries);

     - settle or compromise any litigation or tax controversy with respect to Met-Coil or its Subsidiaries or waive, release or assign any rights or claims with respect to any litigation or tax controversy involving Met-Coil or its Subsidiaries;

     - effect any change in any of its methods of accounting, except as may be required by law or generally accepted accounting principles;

     - take any action, including without limitation, the adoption of any shareholder rights plan or amendments to Met-Coil's certificate of incorporation, which would, directly or indirectly, restrict or impair the ability of Formtek to vote, or otherwise to exercise the rights and receive the benefits of a stockholder with respect to, securities of Met-Coil that may be acquired or controlled by Formtek or FAI, or permit any stockholder to acquire securities of Met-Coil on a basis not available to Formtek in the event that Formtek were to acquire securities of Met-Coil; or

     - authorize, recommend or propose (other than to Formtek), or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

CERTAIN FILINGS AND OTHER ACTIONS

     Met-Coil and Formtek have agreed, and have agreed to use their commercially reasonable efforts to cause their respective Subsidiaries, as applicable, to (a) promptly make all filings and seek to obtain all authorizations (including, without limitation, all filings required under the HSR Act) required under all applicable laws with respect to the Merger and the other transactions contemplated by the Merger Agreement and to reasonably consult and cooperate with each other with respect thereto; (b) not take any action which would impair the ability of the parties to consummate the Merger; and (c) promptly take, or cause to be taken, all other actions and do, or cause to be done, all other things reasonably necessary, proper or appropriate to satisfy the closing conditions set forth in the Merger Agreement and to consummate and make effective the transactions contemplated by the Merger Agreement on the terms and conditions set forth therein.

ACCESS TO INFORMATION

     Met-Coil has agreed that, subject to currently existing contractual and legal restrictions applicable to Met-Coil, Met-Coil shall, and shall cause each of its Subsidiaries to, afford to officers, employees, counsel, accountants and other authorized representatives of Formtek reasonable access, during normal business hours throughout the period prior to the Closing Date, to its properties, books and records, and shall, and shall cause each of its Subsidiaries to, furnish promptly to such persons all information concerning its business, properties and personnel as may reasonably be requested. In addition, Formtek's representatives may conduct, within the two-week period prior to the Closing Date, an investigation of Met-Coil's financial and other records and accounts. Formtek may also conduct, and Met-Coil will permit and cooperate with, environmental audits of Met-Coil's Cedar Rapids and Lisle facilities. Met-Coil shall, at its discretion, introduce the representatives of Formtek to Met-Coil's principal suppliers, customers, dealers and employees to facilitate discussions between such persons and Formtek in regard to Formtek's conduct of the business following the Closing Date. The officers and management of Met-Coil agree to cooperate with Formtek's representatives and to make themselves available to the extent necessary to complete the investigation process and the closing of the Merger.

INDEMNITY

     The Merger Agreement provides that, from the Effective Time and for a period of six years after the Effective Time, Formtek and FAI will jointly and severally (a) indemnify, defend and hold harmless the present and former officers, directors, employees and agents of Met-Coil and its Subsidiaries and of FAI (collectively, the "Indemnified Parties"), from and against, and pay or reimburse the Indemnified Parties for, all losses, obligations, expenses, claims, damages or liabilities resulting from third party claims (and involving claims by or in the right of Met-Coil) and including interest, penalties, out-of-pocket expenses and attorneys' fees incurred in the investigation or defense of any of the same or in asserting any of their rights under the Merger Agreement resulting from or arising out of actions or omissions of such Indemnified Parties occurring on or prior to the Effective Time (including, without limitation, the transactions contemplated by the Merger Agreement) to the fullest extent permitted or required under applicable law, the certificate of incorporation or Bylaws of Met-Coil or its applicable Subsidiary in effect on the date of the Merger Agreement, including, without limitation, provisions relating to advances of expenses incurred in the defense of any action or suit, or any indemnification agreement between the Indemnified Party and Met-Coil or its Subsidiaries; and (b) advance to any Indemnified Parties expenses incurred in defending any action or suit with respect to such matters, in each case to the extent such Indemnified Parties are entitled to indemnification or advancement of expenses under Met-Coil's or its applicable Subsidiary's certificate of incorporation and Bylaws in effect on the date hereof and subject to the terms of such certificate of incorporation and Bylaws; provided, however, that in the event any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect of each such claim shall continue until final disposition of such claim.

     With respect to any claim as to which indemnity may be sought, Formtek may, at its expense, assume the defense of any claim or any litigation resulting therefrom; provided, however, that counsel for Formtek who conducts the defense of such claim or litigation must be reasonably satisfactory to the Indemnified Party and the Indemnified Party may participate in such defense at such Indemnified Party's expense. In the event that Formtek does not accept the defense of any matter, or counsel for the Indemnified Parties advises the Indemnified Parties in writing that there are issues that raise conflicts of interest between Formtek and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Formtek is required to pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided that Formtek will not be liable for any settlement effected without its prior written consent; and provided that Formtek will not be responsible for the fees and expenses of more than one counsel for all of the Indemnified Parties. Formtek may not, in the defense of any such claim or litigation, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

EMPLOYEE BENEFITS

     The Merger Agreement provides that, starting on the day after the Closing Date and ending on the earlier of (a) one year from the Closing Date and (b) May 31, 2001, Formtek will cause the Surviving Corporation to provide employee benefit plans for eligible employees of Met-Coil that are not materially less favorable in the aggregate than the employee benefit plans provided to them by Met-Coil. With respect to any employee benefit plans established by Formtek and made available by Formtek to employees of Met-Coil or any of its Subsidiaries, to the extent an employee of Met-Coil or any of its Subsidiaries becomes eligible to participate in any such plans, Formtek shall grant to such employee from and after the Closing Date, credit for all service with Met-Coil and its Subsidiaries (and any other service credited by Met-Coil under similar benefit plans) prior to the Closing Date for eligibility to participate and vesting purposes but only to the extent such prior service credit is permitted by the terms of the applicable plan of Formtek and applicable law. To the extent Formtek's benefit plans provide medical or dental welfare benefits and an employee of Met-Coil or any of its Subsidiaries becomes eligible to participate in any such plans, such plans will waive any preexisting conditions and actively at-work exclusions with respect to employees of Met-Coil and any of its Subsidiaries (but only to the extent such employees were provided coverage under such plans) and shall provide that any expenses incurred on or before the Closing Date in the applicable plan year by or on behalf of such employees shall be taken into account under such Formtek's benefit plans for the purposes of satisfying applicable deductible, co-insurance and maximum out-of- pocket provisions for such employees. Pursuant to the Merger Agreement, Katie Michael, Human Resource Director of Met-Coil, shall be appointed agent by Met-Coil for and on behalf of employees of Met-Coil, to take all actions necessary or appropriate for the accomplishment and enforcement of the provisions of the Merger Agreement regarding Formtek's obligation to provide employee benefits as stated therein, including, but not limited to, (x) giving and receiving notices and communications, (y) negotiating and entering into agreements and settlements, and (z) filing lawsuits to enforce such provisions and enforcing and complying with any orders of courts.

CONDITIONS

     Conditions to Obligation of Formtek and FAI to Effect the Merger. Under the Merger Agreement, the obligation of Formtek and FAI to effect the Merger will be subject to the fulfillment of the following conditions:

     - the warranties and representations of Met-Coil contained in the Merger Agreement shall have been true and correct as of the date of the Merger Agreement, and shall be true and correct as of the Closing Date as if then originally made (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of that date ), except as affected by the transactions contemplated by the Merger Agreement and except where such failure would not have a Material Adverse Effect (as defined below);

     - Met-Coil shall have complied with each of the covenants required of it on or prior to the Closing Date, except where such failures would not have a Material Adverse Effect;

     - the Merger Agreement and the Merger shall have been approved and adopted by the Board of Directors of Met-Coil and by the necessary vote of holders of the capital stock of Met-Coil;

     - Met-Coil shall have delivered to Formtek and FAI a certificate of its President and Chief Financial Officer, dated the date of the Closing Date, certifying, to the best of the knowledge and belief of such persons, that each of the warranties and representations of Met-Coil contained in the Merger Agreement are true and correct as of the Closing Date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date) except as affected by the transactions contemplated by the Merger Agreement and except where such failures would not have a Material Adverse Effect, and that Met-Coil shall have complied with each of the covenants required of it on or prior to the Closing Date, except where such failures would not have a Material Adverse Effect;

     - Met-Coil shall have delivered to Formtek and FAI a legal opinion from Shuttleworth & Ingersoll, P.L.C. counsel to Met-Coil;

     - there shall have been no change resulting in a Material Adverse Effect (or changes which in the aggregate result in a Material Adverse Effect) since the date of the Merger Agreement;

     - Met-Coil shall not be the subject of a petition for reorganization or liquidation under the Federal bankruptcy laws, or under state or foreign insolvency laws, nor shall an assignment for the benefit of creditors or any similar protective proceeding or act or event of bankruptcy have occurred;

     - FAI shall have obtained an employment agreement with James Heitt satisfactory to FAI;

     - no action, suit or proceeding shall have been instituted before a court, arbitration panel or governmental authority, and no regulatory enforcement proceeding shall be pending before any governmental agency or governmental authority with respect to the business or operations of Met-Coil or its Subsidiaries or any products manufactured or services rendered by Met-Coil or its Subsidiaries, except where such action, suits or proceeding would not reasonably be expected to have a Material Adverse Effect;

     - no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other governmental authority shall be in effect and have the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger;

     - any waiting period (and any extension thereof) under the HSR Act applicable to the Merger shall have expired or been terminated;

     - holders of more than 25% of the outstanding shares of Met-Coil's common stock shall not have perfected or otherwise provided written notice of their intention to perfect their dissenters' rights; and

     - there shall not have occurred (i) any general suspension of trading in, or limitation on prices for, securities on the Nasdaq Stock Market's National Market or Small Cap Market, the New York Stock Exchange or the American Stock Exchange (excluding any coordinated trading halt triggered solely as a result of a specified decrease in a market index),
        (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, or any state, or (iii) any material limitation (whether or not mandatory) by any United States or state governmental authority which would prohibit Formtek's bank or other financial institution from lending funds to Formtek for the purpose of consummating the Merger.

     "Material Adverse Effect," in respect of any entity means a material adverse effect on the business, properties, assets, liabilities, operations, results of operations or conditions (financial or otherwise) of such entity and its Subsidiaries taken as a whole, or which would prevent the consummation of the transactions contemplated by the Merger Agreement on the terms and conditions contained therein.

     Conditions to Obligation of Met-Coil to Effect the Merger. Under the Merger Agreement, the obligations of Met-Coil to effect the Merger will be subject to the fulfillment of the following conditions:

     - the warranties and representations of Formtek and FAI contained in the Merger Agreement shall have been true and correct as of the date of the Merger Agreement, and shall be true and correct as of the Closing Date as if then originally made (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date), except as affected by the transactions contemplated by the Merger Agreement and except where such failure would not have a Material Adverse Effect;

     - Formtek and FAI shall have complied with each of the covenants required of them on or prior to the Closing Date, except where such failures would not have a Material Adverse Effect;

     - Formtek and FAI shall have each delivered to Met-Coil a certificate of the President and Chief Financial Officer of Formtek and FAI, dated the date of the Closing Date, certifying, to the best of the knowledge and belief of such persons, that each of the warranties and representations of Formtek and FAI contained in the Merger Agreement are true and correct as of the Closing Date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date) except as affected by the transactions contemplated hereby and except where such failures would not have a Material Adverse Effect, and that Formtek and FAI shall have complied with each of the covenants required of it on or prior to the Closing Date, except where such failure would not have a Material Adverse Effect;

     - Formtek and FAI shall have delivered to Met-Coil a legal opinion from Baker & McKenzie, counsel to Formtek and FAI;

     - no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other governmental authority of competent jurisdiction shall be in effect and have the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; and

     - any waiting period (and any extension thereof) under the HSR Act applicable to the Merger shall have expired or been terminated.

TERMINATION

     Termination by Mutual Consent. The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Closing Date, before or after approval of the matters presented in connection with the Merger by the stockholders of Met-Coil, by the mutual written consent of Met-Coil, Formtek and FAI.

     Termination by Either Met-Coil or Formtek. The Merger Agreement may be terminated and the Merger may be abandoned by either Met-Coil or Formtek if

     - the Closing Date shall not have occurred by June 15, 2000 (the "Termination Date"); provided that the right to terminate the Merger Agreement will not be available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of or resulted in the failure of the Closing Date to occur on or before the Termination Date; provided, further, that the Termination Date shall be June 29, 2000 if (i) any waiting period (and any extension thereof) under the HSR Act applicable to the Merger shall not have expired or been terminated by June 15, 2000, or (ii) the SEC shall have refused to allow Met-Coil to file a definitive proxy statement with respect to the Merger by June 1, 2000; or

     - any court of competent jurisdiction or governmental authority shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the payment of the Merger Consideration for the shares of common stock or the making of any Cash Payment pursuant to the Merger and such order, decree, ruling or other action shall have become final and nonappealable.

     Termination by Met-Coil. The Merger Agreement may be terminated and the Merger may be abandoned by Met-Coil if:

     - Formtek or FAI breaches or fails to perform or comply with its covenants and agreements contained in the Merger Agreement or breaches its representations and warranties in any material respect and such breach cannot or has not been cured within 15 days after the giving of written notice of such breach to Formtek and FAI, other than any breach which is not reasonably likely to result in a Material Adverse Effect; or

     - the Board of Directors of Met-Coil, after complying with all of the provisions of the Merger Agreement, accepts and enters into a definitive agreement with respect to a Superior Proposal.

     Termination by Formtek and FAI. The Merger Agreement may be terminated and the Merger may be abandoned by Formtek or FAI if:

     - Met-Coil breaches any representation, warranty, covenant or agreement contained in the Merger Agreement which cannot or has not been cured prior to 15 days after the giving of written notice of such breach to Met-Coil, and has not been waived by Formtek or FAI pursuant to the provisions of the Merger Agreement, other than any breach which is not reasonably likely to result in a Material Adverse Effect; or

     - the Board of Directors of Met-Coil shall have withdrawn or modified its approval or recommendation of the Merger Agreement or the Merger; or

     - any parties (other than Formtek or FAI) to any Stockholder Agreements whose signatories own of record or beneficially more than 10% of the common stock of Met-Coil issued and outstanding on the date of the Merger Agreement shall have materially breached or repudiated any such agreement.

     Effect of Termination and Abandonment. In the event of termination of the Merger Agreement and abandonment of the Merger by Met-Coil, Formtek or FAI, pursuant to the terms of the Merger Agreement, no party to the Merger Agreement (or any of its directors or officers) shall have any liability or further obligation to any other party to the Merger Agreement, except with respect to the obligations of the parties to pay expenses as provided in the Merger Agreement, except that nothing in the Merger Agreement will relieve any party from liability for any breach of the Merger Agreement.

FEES AND EXPENSES

     The Merger Agreement provides that if Met-Coil (a) receives an Acquisition Proposal prior to termination of the Merger Agreement, and the Merger Agreement terminates for any reason (other than a breach of the Merger Agreement by Formtek or FAI), and within twelve months of termination either (1) an Acquisition Proposal is consummated, or (2) Met-Coil enters into an Acquisition Proposal that is consummated, or (b) terminates the Merger Agreement because it has accepted and entered into a definitive agreement with respect to a Superior Proposal, then, in either case, Met-Coil will pay to Formtek within two days of consummation of the Acquisition Proposal or Superior Proposal, as the case may be, a fee in the amount of $1,277,000.

     In addition, the Merger Agreement provides that all expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring such expenses except as otherwise expressly provided in the Merger Agreement and except that the expenses incurred in connection with printing, filing and mailing this Proxy Statement will be shared equally by Met-Coil and FAI and all filing fees incurred in connection with filings under the HSR Act will be the sole responsibility of Formtek. In addition, in the event that the Merger Agreement is terminated by Formtek or FAI because Met-Coil has breached any of its representations or warranties contained therein and/or failed to fulfill or perform any of its covenants or agreements contained therein or because any parties (other than Formtek or FAI) to any Stockholder Agreements whose signatories own of record or beneficially more than 10% of the common stock of Met-Coil issued and outstanding on the date of the Merger Agreement shall have materially breached or repudiated any such agreement, then Met-Coil shall reimburse all reasonable out-of-pocket expenses incurred by Formtek in connection with the Merger Agreement and the transactions contemplated thereby up to an aggregate amount of $1,000,000. In the event that the Merger Agreement is terminated by Met-Coil because Formtek or FAI has breached any of their representations or warranties contained therein and/or failed to fulfill or perform any of its covenants or agreements contained therein, then Formtek shall reimburse all reasonable out-of-pocket expenses incurred by Met-Coil in connection with the Merger Agreement and the transactions contemplated thereby up to an aggregate amount of $1,000,000.

AMENDMENT

     The Merger Agreement may be amended, changed, supplemented, waived or otherwise modified only by an instrument in writing signed by the party against whom enforcement is sought; provided that, after the adoption of the Merger Agreement by the stockholders of Met-Coil, no such amendment, change, supplement or waiver may be made without the further requisite approval of such stockholders if such amendment, change, supplement or waiver by law requires the further approval by such stockholders.

GUARANTEE

     Mestek has executed the Merger Agreement for the limited purpose of guaranteeing the full and timely performance of all of the obligations and agreements of Formtek and FAI in accordance with the terms of the Merger Agreement.

                           THE STOCKHOLDER AGREEMENTS

     The following discussion is a summary of the material terms of the Stockholder Agreements. The summary and all other discussions of the terms and conditions of the Stockholder Agreements included elsewhere in this Proxy Statement are qualified in their entirety by reference to the form of Stockholder Agreement, as amended, a copy of which is attached to this Proxy Statement as Appendix D to this Proxy Statement and incorporated by reference herein.

     Each of the Major Stockholders, Formtek and FAI have entered into a Stockholders Agreement in the form attached to this Proxy Statement as Appendix
D. The Major Stockholders include Raymond H. Blakeman, Roy J. Carver, Jr., James
D. Heitt, Thomas A Harenburg, Sam Kupresin, David R. Casazza, Harold D. Spriggs, Steven J. Strulowitz, Michael J. Nonnenmann and Construction Technology, Inc. Mr. Blakeman is a director and the Chairman of the Board of Met-Coil, Mr. Heitt is a director and the President and Chief Operating Officer of Met-Coil and Messrs. Carver and Nonnenmann are directors of Met-Coil.

     Pursuant to the Stockholder Agreements, each of the Major Stockholders has agreed to vote the shares of common stock owned by him in favor of the Merger Agreement and the Merger. Each of the Major Stockholders has also granted to Formtek (i) an irrevocable option to purchase shares owned by him at a purchase price per share equal to $7.10 and (ii) an irrevocable option to purchase existing options or warrants owned by him at a purchase price per share equal to $7.10 per share less the exercise price of such options or warrants. The Stockholder Agreements contain certain representations and warranties of the Major Stockholders regarding issues such as the Major Stockholder's ownership of shares and power to enter into the agreement, the absence of conflicts, finder's fees and encumbrances on the shares, and an acknowledgment of the reliance by Formtek on such representations and warranties. Each of the Major Stockholders has also agreed not to take certain actions, including any actions that constitute or reasonably may be expected to lead to an Acquisition Proposal, and has released and discharged Met-Coil, Formtek and FAI from all actions, suits and claims which the Major Stockholder has or may have against Met-Coil, Formtek or FAI. The Stockholder Agreements also provide that, notwithstanding anything therein to the contrary, none of the covenants or agreements of a Major Stockholder therein shall prevent such Major Stockholder from taking action while acting in his capacity as a director of Met-Coil. The Stockholder Agreements terminate in accordance with their terms upon termination of the Merger Agreement.

           CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following discussion summarizes certain United States Federal income tax consequences of the Merger to stockholders of Met-Coil. It is based upon laws, regulations (whether final, temporary, or proposed), rulings and judicial decisions now in effect, all of which are subject to change, possibly with retroactive effect. It does not address all aspects of Federal income taxation that may be relevant to a particular stockholder in light of that stockholder's personal circumstances, nor does it address Federal income tax consequences to types of taxpayers subject to special treatment under the Federal income tax laws (e.g., life insurance companies, tax exempt organizations, foreign taxpayers, securities dealers, and persons who have entered into hedging transactions with respect to the common stock or who hold the common stock as part of a conversion transaction or straddle), nor does it address any aspect of state, local, foreign or other tax laws. It is assumed that the shares of common stock are held as capital assets by a United States person within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") (generally a citizen or resident of the United States or a domestic corporation). Met-Coil has not requested any ruling from the Internal Revenue Service with respect to the Merger.

     The receipt of cash for common stock pursuant to the Merger will be a taxable transaction to the stockholders for Federal income tax purposes under the Code. In general, for Federal income tax purposes, a stockholder will recognize gain (or loss) equal to the amount by which the cash received in exchange for the common stock exceeds (or is exceeded by) the tax basis for such common stock. Based on the assumption (stated above) that the shares of common stock are held as capital assets by a United States person, such gain or loss will be capital gain or loss. Any capital gain or loss will be (a) long-term capital gain or loss if the stockholder held the common stock for more than 12 months or (b) short-term capital gain or loss if the stockholder held the common stock for 12 months or less as of the date of the Merger. Long-term capital gain of individuals is currently taxed at a maximum rate of 20%. Short-term capital gain of individuals is taxed as ordinary income, which is currently taxed at a maximum rate of 39.6%. Capital losses of individuals are generally deductible in any year only to the extent of capital gains plus $3,000.

     The foregoing discussion may not be applicable to stockholders who acquired their common stock pursuant to the exercise of options or other compensation arrangements or who are subject to special tax treatment under the Code.

     For example, a stockholder who acquired common stock pursuant to the exercise of qualified stock options received under Met-Coil's 1993 Employee Stock Option Plan may recognize ordinary income rather than capital gain if the Merger occurs less than two years after the option was granted to the stockholder or less than one year after the stockholder exercised the option. In such a situation, the stockholder would generally recognize compensation income equal to the difference between the exercise price of the option and the fair market value of the common stock at the time the option was exercised, and capital gain equal to the difference between the amount of cash received for the common stock pursuant the Merger and fair market value of the common stock at the time the option was exercised. However, if the cash received by the stockholder for such common stock pursuant to the Merger is less than the fair market value of the common stock at the time the option was exercised, the stockholder would recognize no capital gain and the amount of the compensation income recognized by the stockholder would be equal to the difference between the cash received for such common stock pursuant to the Merger and the exercise price of the option.

     The receipt of cash by the holder of an option will be a taxable transaction to the holder for Federal income tax purposes. In general, the holder of an option issued under Met-Coil's 1993 Employee Stock Option Plan (whether a qualified or a nonqualified stock option) or under Met-Coil's 1997 Non-Employee Director Stock Option Plan will recognize compensation income equal to the amount of the cash payment received upon cancellation of the option pursuant to the Merger. In addition, the receipt of a cash payment by certain option holders may constitute a "parachute payment" under Code Section 280G. If such payment also constitutes an "excess parachute payment" under Code Section 280G, the option holder will be subject to an excise tax equal to 20% of the amount of the excess parachute payment. Whether a cash payment will constitute an excess parachute payment to an option holder depends upon the particular circumstances of each option holder. Each option holder is therefore urged to consult such option holder's tax adviser to determine if a cash payment will constitute an excess parachute payment.

     Cash payments to stockholders pursuant to the Merger may be subject to a backup withholding tax at a rate of 31% on the gross amount of such payments unless the stockholder has complied with certain reporting and/or certification procedures. A letter of transmittal, which will be sent to the former stockholders of Met-Coil following the Effective Time if the Merger is consummated, will include a substitute Form W-9 on which stockholders can provide the information required to avoid backup withholding. Any amount withheld from a stockholder under the backup withholding rules will be allowed as a credit against such stockholder's Federal income tax liability and may entitle the stockholder to a refund, provided that the required information is timely furnished to the Internal Revenue Service. Stockholders should consult their tax advisors regarding the application of information reporting and backup withholding in their particular circumstances.

     THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH STOCKHOLDER IS URGED TO CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE MERGER IN VIEW OF THE STOCKHOLDER'S OWN PARTICULAR CIRCUMSTANCES.

                       ACCOUNTING TREATMENT OF THE MERGER

     The Merger will be accounted for as a "purchase", as that term is used under generally accepted accounting principles, for accounting and financial reporting purposes.

                              REGULATORY APPROVALS

     Under the HSR Act and the rules that have been promulgated thereunder by the Federal Trade Commission ("FTC"), certain acquisition transactions may not be consummated unless certain information has been furnished to the Antitrust Division of the Department of Justice (the "Antitrust Division") and the FTC and certain waiting period requirements have been satisfied. Consummation of the Merger is subject to the HSR Act requirements.

     Under the provisions of the HSR Act applicable to the Merger, unless early termination of the waiting period is granted or Met-Coil receives a request for additional information or documentary material prior thereto (which could extend the waiting period), the Merger may not be consummated until the expiration of a 30-calendar day waiting period following the required filing by Met-Coil and Mestek. Met-Coil and Mestek made their required filings on April 3, 2000. The FTC granted early termination of the waiting period effective April 14, 2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables furnish information as of March 30, 2000 as to: (i) shares of Met-Coil common stock beneficially owned by any person owning beneficially more than 5% of the outstanding shares; and (ii) shares of Met-Coil common stock beneficially owned by each director of Met-Coil and shares of Met-Coil common stock beneficially owned by all directors and officers of Met-Coil, as a group. (Except as indicated hereinafter, all such shares are beneficially owned directly by the person indicated in the table.)

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

NAME AND ADDRESS                                             AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                         BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS
-------------------                                         -----------------------    ----------------
Construction Technology, Inc..............................          239,452                 5.29%
570 Taxter Road
Elmsford, New York 10523
Thomas A. Harenburg.......................................          255,300                 5.64%
6360 East Decorah
Oshkosh, Wisconsin 54910
Met-Coil Retirement Trust.................................          254,771(2)              5.63%
5486 Sixth Street SW
Cedar Rapids, Iowa 52404

---------------

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.

(2) Includes a total of 254,771 shares held by the Met-Coil Retirement 401(K) Plan, which have been allocated to the accounts of participants. The participants have voting power with respect to these shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

NAME AND ADDRESS                                             AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                         BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS
-------------------                                         -----------------------    ----------------
Roy J. Carver, Jr.........................................           797,196(2)             16.9%
Dr. Michael J. Nonnenmann.................................           293,576(3)              6.2%
Raymond H. Blakeman.......................................           133,168(4)              2.8%
E. Keith Moore............................................            43,165(5)                 *
Gary M. Neal..............................................            26,391(6)                 *
James D. Heitt............................................           105,052(7)              2.2%
Randall J. Stodola........................................            31,666(8)                 *
John J. Toben.............................................            20,654(9)                 *
                                                                   ---------
All Directors & Executive Officers as a Group (8                   1,450,868                31.5%
  individuals)............................................

---------------

(1) Nature of beneficial ownership is direct, and beneficial ownership arises from sole voting and investment power, unless otherwise indicated by footnote. The business address for all beneficial owners is 5486 Sixth Street SW, Cedar Rapids, IA 52404.

(2) Includes 740 shares held in the name of minor children, with respect to which Mr. Carver disclaims beneficial ownership. Includes 4,033 shares subject to options exercisable by Mr. Carver within 60 days. Includes 120,000 shares held by the John A. Carver, Trust, with respect to which Mr. Carver disclaims beneficial ownership.

(3) Includes 4,344 shares subject to options exercisable by Dr. Nonnenmann within 60 days.

(4) Includes 10,866 shares allocated to his retirement accounts with respect to which Mr. Blakeman has sole voting power.

(5) Includes 4,466 shares subject to options exercisable by Mr. Moore within 60 days.

(6) Includes 4,223 shares subject to options exercisable by Mr. Neal within 60 days.

(7) Includes 85,000 shares subject to options exercisable by Mr. Heitt within 60 days. Also includes 11,249 shares allocated to his retirement accounts with respect to which he has sole voting power.

(8) Includes 20,750 shares subject to options exercisable by Mr. Stodola within 60 days. Also includes 6,507 shares allocated to his retirement accounts with respect to which he has sole voting power.

(9) Includes 7,750 shares subject to options exercisable by Mr. Toben within 60 days. Also includes 6,125 shares allocated to his retirement accounts with respect to which he has sole voting power.

*   Ownership is less than 1% of the class.

                         TRANSACTION OF OTHER BUSINESS

     The Board of Directors knows of no other matters which may be presented at the Meeting, but if other matters do properly come before the Meeting, it is intended that the persons named in the Proxy will vote, pursuant to their discretionary authority, according to their best judgment in the interest of Met-Coil.

                             STOCKHOLDER PROPOSALS

     In the event that the Merger is not consummated, Met-Coil anticipates that its 2000 annual meeting of stockholders will be held in October, 2000. In such event, any stockholder wishing to submit a proposal for presentation to Met-Coil's annual meeting must have submitted the proposal to Met-Coil not later than April 26, 2000 for inclusion, if appropriate, in Met-Coil's proxy statement and form of proxy relating to Met-Coil's annual meeting. Pursuant to the SEC rules regarding stockholder proposals, if Met-Coil has not received notice by July 10, 2000, of any matter a stockholder intends to propose for a vote at Met-Coil's annual meeting, then a proxy solicited by Met-Coil's Board of Directors may be voted on such matter in the discretion of the proxy holders, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                       OF

                           FORMTEK ACQUISITION, INC.
                   (A CORPORATION OF THE STATE OF DELAWARE),

                                 FORMTEK, INC.
                   (A CORPORATION OF THE STATE OF DELAWARE),

                                      AND

                          MET-COIL SYSTEMS CORPORATION
                    (A CORPORATION OF THE STATE OF DELAWARE)

                              DATED MARCH 13, 2000

                                BAKER & MCKENZIE
                          815 CONNECTICUT AVENUE, N.W.
                             WASHINGTON, D.C. 20006
                           TELEPHONE: (202) 452-7000
                           FACSIMILE: (202) 452-7074

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of March 13, 2000, by and among Formtek Acquisition, Inc., a corporation organized under the laws of the State of Delaware ("Merger Sub" or "Surviving Corporation"); Formtek, Inc., a corporation organized under the laws of the State of Delaware ("Parent"); and Met-Coil Systems Corporation, a corporation organized under the laws of the State of Delaware (the "Company"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in Article XI.

                                  WITNESSETH:

     WHEREAS, Merger Sub is the wholly-owned Subsidiary of Parent;

     WHEREAS, the Board of Directors of the Company, Parent and Merger Sub have each approved the merger of the Company with and into Merger Sub (the "Merger"), pursuant to the terms and conditions of this Agreement;

     WHEREAS, the Board of Directors of the Company has (x) determined that the terms of the Merger are advisable and in the best interests of the holders of capital stock of the Company, (y) approved the Merger, and (z) recommended the approval of the Merger and the approval and adoption of this Agreement by the stockholders of the Company;

     WHEREAS, the Board of Directors of Merger Sub has deemed it advisable to merge with the Company and has recommended to its sole stockholder, Parent, that it approve the Merger on the terms and conditions of this Agreement;

     WHEREAS, Parent, as the sole stockholder of Merger Sub, has approved and consented to the Merger of the Company with and into Merger Sub on the terms and conditions of this Agreement;

     WHEREAS, Parent and Merger Sub are unwilling to enter into this Agreement unless certain holders of Shares, immediately following the execution and delivery of this Agreement, enter into stockholder agreements (the "Stockholder Agreements") among Parent, Merger Sub and each of certain holders of Shares providing for, among other things, the agreement of such holders to vote all of their Shares in favor of the Merger and granting to Parent and Merger Sub an option to purchase such Shares;

     WHEREAS, the Board of Directors of the Company has approved the transactions contemplated by the terms of the Stockholder Agreements to the extent such transactions result in Parent or Merger Sub being interested stockholders for purposes of Section 203 of the DGCL; and

     WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger;

     NOW, THEREFORE, it is agreed as follows by all of the parties, acknowledging the receipt and sufficiency of the consideration exchanged herein and intending to be legally bound hereby:

                                   ARTICLE I

                                   THE MERGER

     1.1 Surviving Corporation. At the Effective Time, the Company shall merge with and into Merger Sub, with Merger Sub as the surviving corporation, pursuant to the terms and conditions contained herein. The Surviving Corporation shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of the Company shall cease forthwith upon the Effective Time. Following the Merger, the existence of the Surviving Corporation shall continue unaffected and unimpaired by the Merger, with all the rights, privileges, immunities, and powers, and subject to all the duties and liabilities, of a corporation organized under the laws of the State of Delaware.

     1.2 Effective Time. The closing of the Merger (the "Closing") shall take place (i) at the offices of Baker & McKenzie at 815 Connecticut Avenue, N.W., Washington, D.C., as soon as practicable, but in any event within three business days after the day on which the last to be fulfilled or waived of the conditions set forth in Articles VII and VIII (other than those conditions that by their nature are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions) shall be fulfilled or waived in accordance with this Agreement or (ii) at such other place and time or on such other date as the Company and Parent may agree in writing. The date on which the Closing takes place shall be referred to hereinafter as the "Closing Date," at which time the Company and Merger Sub will file a certificate of merger with the Delaware Secretary of State and make all other filings and recordings required by Delaware law in connection with the Merger. The Merger shall become effective at such time (the "Effective Time") as the certificate of merger is duly filed with the Delaware Secretary of State or at such later time as is specified in the certificate of merger.

     1.3 Name. The name of Surviving Corporation shall be changed as of the Effective Time to Met-Coil Systems Corporation.

     1.4 Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation as in effect immediately prior to the Effective Time, shall continue in full force and effect and, except as provided in Section 1.3 above, shall not be changed in any manner by the Merger and shall be the Certificate of Incorporation of the Surviving Corporation following the Effective Time unless and until the same be amended or repealed in accordance with the provisions thereof, which power to amend or repeal is hereby expressly reserved, and all rights or powers of whatsoever nature conferred in such Certificate of Incorporation or herein upon any shareholder or director or officer of the Surviving Corporation or upon any other persons whomsoever are subject to the reserve power. Such Certificate of Incorporation shall constitute the Certificate of Incorporation of the Surviving Corporation separate and apart from this Agreement and may be separately certified as the Certificate of Incorporation of the Surviving Corporation.

     1.5 Bylaws. The Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation following the Effective Time unless and until the same shall be amended or repealed in accordance with the provisions thereof.

     1.6 Directors and Officers. The members of the Board of Directors of the Surviving Corporation immediately after the Effective Time shall be John E. Reed, R. Bruce Dewey, Donald Hill, James Heitt and Raymond Blakeman. The officers of the Surviving Corporation immediately after the Effective Time of the Merger shall include John E. Reed as Chairman, James Heitt as President, Stephen M. Shea as Senior Vice President Finance and Treasurer, and Timothy Scanlan as Secretary. All such directors and officers shall serve in such offices until their respective successors are elected and qualified, subject to the provisions of the Bylaws and of the DGCL.

     1.7 Additional Acts. If at any time the Surviving Corporation shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Surviving Corporation any right, title, or interest of the Company held immediately prior to the Effective Time, the Company and its proper officers, directors and representatives shall and will, without further consideration, on behalf of the Company, execute and deliver all such acknowledgments or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title, or interest in the Surviving Corporation as shall be necessary to carry out the purposes of this Agreement, and the Surviving Corporation and the proper officers and directors thereof are fully authorized to take any and all such action in the name of the Company or otherwise.

     1.8 Transfer of Property and Liabilities. At and after the Effective Time:

     The Surviving Corporation shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers, and franchises, both public and private, all of the property, real, personal, and mixed, of the Company and Surviving Corporation; all debts due to the Company shall be vested in the Surviving Corporation; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the parties to the Merger shall be as effectively the property of the Surviving Corporation as they were of the respective parties to the Merger; the title to any real estate vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Merger, but shall be vested in the Surviving Corporation; all rights of creditors and all liens upon any property of either of the parties to the

Merger shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Time of the Merger; and all debts, liabilities, and duties of the respective parties to the Merger shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it.

                                   ARTICLE II

                     CONVERSION OF SHARES OF CAPITAL STOCK

     2.1 Merger Consideration. Subject to the provisions of this Article, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub or the Company or the shareholders thereof, each share of capital stock of Merger Sub and the Company issued and outstanding immediately prior to the Effective Time shall be converted or cancelled as follows:

     (a) Each share of Merger Sub that is issued and outstanding immediately prior to the Effective Time shall become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

     (b) Each Share that is issued and outstanding immediately prior to the Effective Time (other than (i) any Shares which are held by any Subsidiary or in the treasury of the Company, or which are held, directly or indirectly, by Parent or any direct or indirect Subsidiary of Parent (including Merger Sub), all of which shall be cancelled and none of which shall receive any payment with respect thereto and (ii) Shares held by Dissenting Stockholders) shall be cancelled and converted into and represent the right to receive an amount in cash, without interest, equal to Seven Dollars and Ten Cents ($7.10) per Share (the "Merger Consideration").

     2.2 Stock Options and Warrants.

     (a) Each Option and Warrant which is outstanding at the Effective Time shall be canceled by virtue of the Merger and without any action on the part of Parent, Merger Sub or the Company or the shareholders thereof, without consideration except as provided in this Section 2.2(a), and shall cease to exist. Each holder of an Option or Warrant, whether or not such Option or Warrant is then exercisable, shall be entitled to receive, subject to applicable withholding requirements, a cash payment (the "Cash Payment"), without interest, at the Effective Time, equal to the product of (i) the total number of Shares as to which such Option or Warrant could have been exercisable or convertible ("the Option Shares") and (ii) the excess of the Merger Consideration over the exercise price per Share subject to such Option or Warrant. Each such Cash Payment shall be paid to each holder of an outstanding Option or Warrant promptly after the Effective Time.

     (b) The Company will ensure that any then-outstanding stock appreciation rights or limited stock appreciation rights shall be cancelled as of immediately prior to the Effective Time without any payment therefor. The Company will ensure that the Met-Coil Systems Corporation 1997 Non-Employee Directors Stock Option Plan, the Met-Coil Systems Corporation 1999 Non-Employee Directors Stock Purchase Plan, the Met-Coil Systems Corporation 1993 Employees Stock Option Plan and any other plan, program or arrangement (other than the Met-Coil Systems Corporation Retirement Plan and the Met-Coil Systems Employee Stock Ownership
Plan) providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any of its subsidiaries (collectively referred to as the "Stock Incentive Plans") shall terminate as of the Effective Time.

     2.3 Exchange of Certificates. The manner of making payment for Shares in the Merger shall be as follows:

     (a)(i) Prior to the Effective Time, Parent shall designate a bank or trust company located in the United States reasonably satisfactory to the Company to act as Paying Agent (the "Paying Agent") for the holders of Shares in connection with the Merger and to receive the funds which holders of Shares will be entitled to receive pursuant to Sections 2.1 and 2.2. Promptly after the Effective Time, the Paying Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the "Company Certificates") (other than those which are held by any Subsidiary of the

Company or in the treasury of the Company or which are held directly or indirectly by Parent or any direct or indirect Subsidiary of Parent (including Merger Sub)) (1) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Certificates shall pass, only upon proper delivery of the Company Certificates to the Paying Agent) and (2) instructions for use in effecting the surrender of the Company Certificates for payment therefor. Upon surrender of Company Certificates for cancellation to the Paying Agent, together with such letter of transmittal duly executed and any other required documents, the holder of such Company Certificates shall be entitled to receive the Merger Consideration deliverable in respect thereof and the Company Certificates shall forthwith be cancelled. Until so surrendered, Company Certificates shall represent solely the right to receive the Merger Consideration payable in respect of the Shares represented thereby.

     (ii) If the Merger Consideration is to be paid to or issued in a name other than that in which the Company Certificate surrendered in exchange therefor is registered, it shall be a condition of such exchange that the Company Certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the Person requesting such exchange shall pay to the Paying Agent any transfer or other taxes required by reason of the foregoing or shall establish to the reasonable satisfaction of the Paying Agent that such tax has been paid or is not applicable.

     (b) In the event that any Company Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Company Certificate, the Paying Agent will deliver to the Person delivering such affidavit the Merger Consideration payable in respect of the Shares represented by such lost, stolen or destroyed Company Certificates.

     (c) Concurrently with or immediately prior to the Effective Time, Parent shall, or shall cause Merger Sub to, deposit in trust with the Paying Agent cash in United States dollars in an aggregate amount equal to (i) the product of (x) the number of Shares outstanding immediately prior to the Effective Time (other than Shares which are held by any Subsidiary of the Company or in the treasury of the Company or which are held directly or indirectly by Parent or any direct or indirect Subsidiary of Parent (including Merger Sub) or a Person known at the time of such deposit to be a Dissenting Stockholder) and (y) the Merger Consideration and (ii) the product of (x) the Option Shares and (y) the excess of the Merger Consideration over the exercise price per Share in respect of such Options or Warrants (such aggregate amount being hereinafter referred to as the "Payment Fund"). The Payment Fund shall be invested by the Paying Agent as directed by Parent in direct obligations of the United States, obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, commercial paper rated of the highest quality by Moody's Investors Services, Inc. or Standard & Poor's Ratings Group or certificates of deposit, bank repurchase agreements or bankers' acceptances of a commercial bank having at least $100,000,000 in assets (collectively "Permitted Investments") or in money market funds which are invested in Permitted Investments, and any net earnings with respect thereto shall be paid to Parent as and when requested by Parent. The Paying Agent shall, pursuant to irrevocable instructions, make the payments referred to in Sections 2.1 and 2.2 hereof out of the Payment Fund. The Payment Fund shall not be used for any other purpose except as otherwise agreed to by Parent. Promptly following the date which is six months after the Effective Time, the Paying Agent shall return to the Surviving Corporation all cash, certificates and other instruments in its possession that constitute any portion of the Payment Fund (other than net earnings on the Payment Fund which shall be paid to Parent), and the Paying Agent's duties shall terminate. Thereafter, each holder of a Company Certificate may surrender such Company Certificate to the Surviving Corporation and (subject to applicable abandoned property, escheat and similar laws) receive in exchange therefor the Merger Consideration, without interest, but shall have no greater rights against the Surviving Corporation or Parent than may be accorded to general creditors of the Surviving Corporation or Parent under applicable law. Notwithstanding the foregoing, neither the Paying Agent nor any party hereto shall be liable to a holder of Shares for any Merger Consideration delivered to a public official pursuant to applicable abandoned property, escheat and similar laws.

     2.4 Transfer of Shares Immediately Prior to and After the Effective
Time. No transfers of Shares shall be made on the stock transfer books of the Company after the close of business on the day prior to the date of the Effective Time. No transfer of Shares shall be made on the stock transfer books of the Surviving Corporation. Company Certificates presented to the Surviving Corporation after the Effective Time shall be canceled and exchanged for cash as provided in this Article. At and after the Effective Time, each holder of a Company Certificate shall cease to have any rights as a stockholder of the Company, except for, in the case of a holder of a Company Certificate (other than Shares to be canceled pursuant to Section 2.1 hereof, and other than Shares held by Dissenting Stockholders), the right to surrender his or her Company Certificate in exchange for payment of the Merger Consideration or, in the case of a Dissenting Stockholder, the right to perfect his or her right to receive payment for his or her Shares pursuant to Delaware law if such holder has validly perfected and not withdrawn his or her right to receive payment for his or her Shares.

     2.5 Dissenting Shares. Notwithstanding anything contained in this Agreement to the contrary but only to the extent required by the DGCL, Shares that are issued and outstanding immediately prior to the Effective Time and are held by holders of Shares who comply with all the provisions of the law of the State of Delaware concerning the right of holders of Shares to dissent from the Merger and require appraisal of their Shares (such holders being referred to hereinafter as "Dissenting Stockholders", and such Shares being referred to hereinafter as "Dissenting Shares") shall not be converted into the right to receive the Merger Consideration but shall become the right to receive such consideration as may be determined to be due such Dissenting Stockholder pursuant to the law of the State of Delaware; provided, however, that (i) if any Dissenting Stockholder shall subsequently deliver a written withdrawal of his or her demand for appraisal (with the written approval of the Surviving Corporation, if such withdrawal is not tendered within 60 days after the Effective Time), or (ii) if any Dissenting Stockholder fails to establish and perfect his or her entitlement to appraisal rights as provided by applicable law, or (iii) if within 120 days of the Effective Time neither any Dissenting Stockholder nor the Surviving Corporation has filed a petition demanding a determination of the value of all Shares outstanding at the Effective Time and held by Dissenting Stockholders in accordance with applicable law, then such Dissenting Stockholder or Dissenting Stockholders, as the case may be, shall forfeit the right to appraisal of such Shares and such Shares shall thereupon be deemed to have been converted into the right to receive, as of the Effective Time, the applicable Merger Consideration, without interest, as provided in
Section 2.3, and such Shares shall no longer be Dissenting Shares. The Company shall give Parent and Merger Sub (x) prompt notice of any written demands for appraisal, withdrawals of demands for appraisal and any other related instruments received by the Company, and (y) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal. The Company shall not voluntarily make any payment with respect to any demands for appraisal and shall not, except with the prior written consent of Parent, settle or offer to settle any such demand.

                                  ARTICLE III

                       REPRESENTATIONS AND WARRANTIES OF
                                  THE COMPANY

     All representations and warranties contained herein shall terminate at the Effective Time. The Company represents and warrants to Parent and the Merger Sub the following as of the date hereof.

     3.1 Corporate Standing.

     (a) The Company is organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation. The Company has full corporate authority to own, lease and operate its properties and businesses. Schedule 3.1 to the Company Disclosure Statement sets forth a list of the jurisdictions in which the Company is qualified to conduct business as a foreign corporation. The Company is in good standing as a foreign corporation under the laws of the states listed in Schedule 3.1.

     (b) The Company has made available to Parent and Merger Sub complete and correct copies of the Company Charter and Bylaws and the certificates of incorporation, bylaws and other similar organizational documents of each of its Subsidiaries, in each case as amended to the date of this Agreement.

     3.2 Subsidiaries. Schedule 3.2 to the Company Disclosure Statement contains a complete and accurate list of all of the Subsidiaries of the Company as of the date hereof. Each Subsidiary of the Company is a corporation or other legal entity duly organized, validly existing and (if applicable) in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, partnership or similar power and authority to own its properties and conduct its business and operations as currently conducted. Schedule 3.2 to the Company Disclosure Statement sets forth a list of the jurisdictions in which each Subsidiary of the Company is qualified to conduct business as a foreign corporation. Each Subsidiary is in good standing under the laws of the states listed under their names in Schedule 3.2.

     3.3 Authority.

     (a) The Company has the full corporate power and authority to enter into, execute, deliver and perform this Agreement and all Exhibits to which it is a party. The execution, delivery and performance of this Agreement and such Exhibits, and the consummation of all transactions contemplated herein and therein, have been duly authorized by all necessary corporate and other action of the Company and no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement and such Exhibits by the Company and the consummation of the transactions contemplated hereby except for the approval of the Company's stockholders contemplated by Section 6.4. This Agreement has been duly executed and delivered by a duly authorized officer of the Company and (assuming the due execution and delivery of this Agreement by the other parties hereto) constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and except that the remedies of specific performance, injunction and other forms of equitable relief may not be available. The Exhibits to which the Company is a party, when duly executed and delivered by the Company (assuming the due execution and delivery of such Exhibits by the other parties hereto) constitute valid and binding agreements of the Company enforceable against it in accordance with their terms, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and except that the remedies of specific performance, injunction and other forms of mandatory equitable relief may not be available.

     (b) The Board of Directors of the Company has approved the transactions contemplated by this Agreement and the Exhibits to which the Company is a party, including the Merger and, solely for purposes of Section 203 of the DGCL, the provisions contained in the Stockholder Agreements which could result in Parent or Merger Sub becoming an interested stockholder under Section 203 of the DGCL.

     (c) The Board of Directors of the Company has directed that this Agreement be submitted to the stockholders of the Company for their approval. The affirmative approval, by vote or written consent, of the holders of Shares representing a majority of the outstanding Shares is the only vote of the holders of any class or series of capital stock of the Company necessary to approve and adopt this Agreement and approve the Merger.

     (d) Except as set forth in Schedule 3.3(d) to the Company Disclosure Statement, neither the execution and delivery of this Agreement nor the execution and delivery of the certificates and documents set forth as Exhibits hereto nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with or violate any provision of the Company Charter or Bylaws of the Company or the certificates of incorporation, bylaws or other similar organizational documents of any Subsidiary of the Company, (ii) conflict with or violate any law, rule, regulation, ordinance, order, writ, injunction, judgment or decree applicable to the Company or any Subsidiary of the Company or their businesses or by which any of their assets is affected, except to the extent any such conflict or violation would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of, or accelerate the performance required by or maturity of, or result in the creation of any security interest, lien, charge or encumbrance on the assets of the Company or any Subsidiary of the Company pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, permit, license, franchise, lease, contract, or other instrument or obligation to which either the Company or any Subsidiary of the Company is a party or by which any of the assets of the Company or any Subsidiary of the Company are affected, except to the extent any such conflict, breach, default, right of termination or cancellation, acceleration or creation of any such security interest, lien, charge or encumbrance would not, individually or in the aggregate, have a Material Adverse Effect.

     (e) Except as set forth in Schedule 3.3(e) to the Company Disclosure Statement, none of the Company or any Subsidiary of the Company are required to submit any notice, declaration, report or other filing or registration with any governmental or regulatory authority or instrumentality, and no approvals or non-objections are required to be obtained or made by the Company or any Subsidiary of the Company in connection with the execution, delivery or performance by the Company or any Subsidiary of the Company of this Agreement or any Exhibit or the consummation of the transactions contemplated hereby or thereby, except for approvals that may be required under the DGCL, the HSR Act and the Exchange Act.

     3.4 Capitalization.

     (a) Schedule 3.4(a) to the Company Disclosure Statement sets forth the aggregate number of the authorized, issued and outstanding shares of capital stock of the Company as of the date hereof. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. Except as disclosed in Schedule 3.4(a) of the Company Disclosure Statement, (i) there are no shares of capital stock of the Company authorized, issued or outstanding and (ii) there are not as of the date hereof, and at the Closing Date there will not be, any outstanding or authorized options, warrants, rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to Shares or any other shares of capital stock of the Company, pursuant to which the Company is or may become obligated to issue Shares or any other shares of its capital stock or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of the capital stock of the Company. The Company has no authorized or outstanding bonds, debentures, notes or other indebtedness the holders of which have the right to vote (or convertible or exchangeable into or exercisable for securities having the right to vote) with the stockholders of the Company or any of its Subsidiaries on any matter ("Voting Debt"). After the Closing Date, the Surviving Corporation will have no obligation, as a result of the Company's actions, to issue, transfer or sell any Shares or any shares of capital stock of the Surviving Corporation.

     (b) No class of capital stock of the Company is entitled to pre-emptive rights.

     (c) There are no Warrants or Options held in the treasury of the Company.

     (d) Except as disclosed in Schedule 3.4(d) to the Company Disclosure Statement, all of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through its wholly-owned Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and none of the outstanding shares of capital stock of such Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the charter or bylaws (or other similar organizational documents) of any Subsidiary of the Company or under any agreement to which the Company or any of its Subsidiaries is a party. No shares of capital stock of any of the Subsidiaries are reserved for issuance and there are no outstanding or authorized options, warrants, rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to the capital stock of any Subsidiary of the Company, pursuant to which such Subsidiary is or may become obligated to issue any shares of capital stock of such Subsidiary or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of such Subsidiary. Except as disclosed in Schedule 3.4(d) to the Company Disclosure Statement and except as required by applicable Law, there are no restrictions of any kind which prevent the payment of dividends by any of the Subsidiaries of the Company. Except as disclosed in Schedule 3.4(d) to the Company Disclosure Statement, the Company does not own, directly or indirectly, any capital stock or other equity interest in any Person or have any direct or indirect equity or ownership interest in any Person and neither the Company nor any of its Subsidiaries is subject to any obligation or requirement to provide funds for or to make any investment (in the form of a loan, capital contribution or otherwise) to or in any Person. The Company's Subsidiaries have no Voting Debt.

     3.5 Opinion of the Company's Financial Advisor. The Board of Directors of the Company has received (i) the opinion, as of the date hereof, of Lincoln Partners L.L.C. to the effect that the Merger Consideration is fair to the stockholders of the Company from a financial point of view, subject to the assumptions and qualifications contained in such opinion, and (ii) a commitment from Lincoln Partners L.L.C. to deliver such opinion in written format to the Board of Directors of the Company as promptly as reasonably practicable after the date hereof.

     3.6 Operation of the Company's Business. The Company and its Subsidiaries own and retain all such assets, tangible or intangible, contractual, license and leasehold rights necessary for the Surviving Corporation (i) to operate the business of the Company and its Subsidiaries as they operate them on the date hereof, and (ii) to utilize the assets and contractual, license and leasehold rights in the same manner as they are used on the date hereof, except to the extent such lack of ownership or failure to retain would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. With the exception of those assets used in the business of the Company and its Subsidiaries pursuant to license and leasehold rights in favor of the Company and its Subsidiaries, all of the assets used in the business of the Company and its Subsidiaries are owned by the Company and its Subsidiaries, and none are owned by any other party.

     3.7 Litigation. Except as set forth in Schedule 3.7 to the Company Disclosure Statement, there are no actions, proceedings, suits, inquiries or investigations before or by any Governmental Authority or any arbitrator or any other alternative dispute resolution forum, now pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and none of the Company, any of its Subsidiaries or any of their assets is subject to any judgment, order or decree entered in any lawsuit, action or proceeding.

     3.8 Employee Benefit Plans.

     (a) Schedule 3.8(a) to the Company Disclosure Statement contains a complete and accurate list of all Company Plans, Company Multiemployer Plans and Company Other Benefit Obligations (other than those Company Other Benefit Obligations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect).

     (b) Schedule 3.8(b) to the Company Disclosure Statement sets forth the financial cost of all obligations owed under any Company Plan or Company Other Benefit Obligation (other than those Company Other Benefit Obligations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) that is not subject to the disclosure and reporting requirements of ERISA.

     (c) Schedule 3.8(c) to the Company Disclosure Statement sets forth, for each Company Multiemployer Plan, as of its last valuation date, the amount of potential withdrawal liability of the Company and any ERISA Affiliates of the Company, calculated according to information made available pursuant to ERISA
Section 4221(e).

     (d) the Company has delivered to Parent and the Merger Sub:

          (i) all documents that set forth the terms of each Company Plan, Company Multiemployer Plan or Company Other Benefit Obligation (other than those Company Other Benefit Obligations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect), and of any related trust, including all summary plan descriptions, summaries and descriptions furnished to participants and beneficiaries;

          (ii) all personnel, payroll, and employment manuals and policies;

          (iii) a written description of any Company Plan or Company Other Benefit Obligation (other than those Company Other Benefit Obligations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) that is not otherwise in writing;

          (iv) all registration statements filed with respect to any Company
     Plan;

          (v) all insurance policies purchased by or to provide benefits under any Company Plan;

          (vi) all reports submitted to the Company or any Subsidiary within the three years preceding the date of this Agreement by third party administrators, actuaries, investment managers, trustees, consultants, or other independent contractors with respect to any Company Plan or Company Other Benefit Obligation (other than those Company Other Benefit Obligations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect);

          (vii) the Form 5500 filed in each of the most recent three plan years with respect to each Company Plan and Company Other Benefit Obligation, including all schedules thereto and the opinions of independent accountants;

          (viii) all notices that were given by the Company or any ERISA Affiliate of the Company or any Company Plan to the IRS, the PBGC, or any participant or beneficiary, pursuant to ERISA or the Code, within the three years preceding the date of this Agreement, including notices that are expressly mentioned elsewhere in this Section 3.8;

          (ix) all notices that were given by the IRS, the PBGC, or the Department of Labor to the Company, any ERISA Affiliate of the Company, or any Company Plan within the three years preceding the date of this Agreement;

          (x) with respect to Qualified Plans, the most recent determination letter for each Plan of the Company that is a Qualified Plan;

          (xi) with respect to Title IV Plans, the Form PBGC-1 filed for each of the three most recent plan years for each Plan of the Company that is a Title IV Plan; and

          (xii) with respect to Company Multiemployer Plans, the most recent estimate of potential withdrawal liability prepared by each Company Multiemployer Plan for the Company and each ERISA Affiliate of the Company.

     (e) Except as set forth in Schedule 3.8(e) to the Company Disclosure
Statement:

          (i) The Company and its Subsidiaries have performed all of their respective obligations under all Company Plans, Company Multiemployer Plans and Company Other Benefit Obligations other than any such obligations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Company and its Subsidiaries have made appropriate entries in their financial records and statements for all obligations and liabilities under such Plans, Company Multiemployer Plans and Company Other Benefit Obligations that have accrued but are not due other than any such obligations and liabilities that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (ii) The Company and its Subsidiaries, with respect to all Company Plans and Company Other Benefit Obligations, are, and each Company Plan and Company Other Benefit Obligation is, in compliance with ERISA, the Code, and other applicable Laws including the provisions of such Laws expressly mentioned in this Section 3.8, and with any applicable collective bargaining agreement other than any noncompliance that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except to the extent that any of the following would not reasonably be expected, individually or in the aggregate, to have a Material Adverse
     Effect:

             (A) No transaction prohibited by ERISA Section 406 and no "prohibited transaction" under Code Section 4975(c) has occurred with respect to any Company Plan.

             (B) Neither the Company nor any of its Subsidiaries has any liability to the IRS with respect to any Plan, including any liability imposed by Chapter 43 of the Code.

             (C) Neither the Company nor any of its Subsidiaries has any liability to the PBGC with respect to any Plan or has any liability under ERISA Section 502 or Section 4071.

             (D) All contributions and payments made or accrued with respect to all Company Plans, Company Multiemployer Plans and Company Other Benefit Obligations are deductible under Code Section 162 or Section 404.

          (iii) No event has occurred or, to Company's knowledge, circumstance exists that could result in an increase in premium costs of Company Plans and Company Other Benefit Obligations that are insured or an increase in benefit costs of such Plans and Company Other Benefit Obligations that are self-insured other than any such increases that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (iv) Other than routine claims for benefits submitted by participants or beneficiaries, no claim against, or legal proceeding or investigation involving, any Company Plan or Company Other Benefit Obligation is pending or is threatened.

          (v) Each Qualified Plan of the Company and each of its Subsidiaries has received a favorable determination letter from the Internal Revenue Service that it is qualified under Code Section 401(a) and that its related trust is exempt from federal income tax under Code Section 501(a), and each such Plan complies in form and in operation with the requirements of the Code and meets the requirements of a "qualified plan" under Section 401(a) of the Code except to the extent that any noncompliance or failure to meet such requirements would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No event has occurred or circumstance exists that will or could give rise to disqualification or loss of tax-exempt status of any such Plan or trust other than any such events or circumstances that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (vi) The Company and each ERISA Affiliate of the Company has met the minimum funding standard, and has made all contributions required under each Company Plan and Company Multiemployer Plan, under ERISA Section 302 and Code Section 412, and there is no unfunded liability under any Company Plan.

          (vii) The Company and each of its Subsidiaries has paid all amounts due to the PBGC pursuant to ERISA Section 4007.

          (viii) Neither the Company nor any ERISA Affiliate of the Company has ceased operations at any facility or has withdrawn from any Title IV Plan in a manner that would subject the Company to liability under ERISA Sections 4062(e), 4063, or 4064.

          (ix) Neither the Company nor any ERISA Affiliate of the Company has filed a notice of intent to terminate any Plan or has adopted any amendment to treat a Plan as terminated. The PBGC has not instituted proceedings to treat any Company Plan as terminated. No event has occurred or circumstance exists that may constitute grounds under ERISA Section 4042 for the termination of, or the appointment of a trustee to administer, any Company Plan other than any such events or circumstances that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (x) No amendment has been made, or is reasonably expected to be made, to any Company Plan that has required or could require the provision of security under ERISA Section 307 or Code Section 401(a)(29).

          (xi) No accumulated funding deficiency, whether or not waived, exists with respect to any Company Plan; no event has occurred or circumstance exists that may result in an accumulated funding deficiency as of the last day of the current plan year of any such Plan other than any such events or circumstances that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (xii) The actuarial report for each Company Plan that is a Pension Plan fairly presents the financial condition and the results of operations of each such Plan in accordance with GAAP.

          (xiii) The actuarially determined present value of all accrued benefits under each Title IV Plan of the Company (determined on a projected benefits basis) does not exceed, as of the Closing Date, the fair market value of the assets of each such Title IV Plan.

          (xiv) No reportable event (as defined in ERISA Section 4043 and in regulations issued thereunder) has occurred.

          (xv) Neither the Company nor any of its Subsidiaries has ever established or contributed to, or had an obligation to contribute to, any VEBA, any organization or trust described in Code Section 501(c)(17) or Code Section 501(c)(20), or any welfare benefit fund as defined in Code
     Section 419(e).

          (xvi) Neither the Company nor any ERISA Affiliate of the Company has withdrawn from any Multiemployer Plan with respect to which there is any outstanding liability as of the date of this Agreement. No event has occurred or circumstance exists that presents a risk of the occurrence of any withdrawal from, or the participation, termination, reorganization, or insolvency of, any Multiemployer Plan that could result in any liability of either the Company or Parent to a Multiemployer Plan other than any such events that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (xvii) Except to the extent required under ERISA Section 601 et seq. and Code Section 4980B, neither the Company nor any of its ERISA Affiliates provides health or welfare benefits for any retired or former employee or is obligated to provide health or welfare benefits to any active employee following such employee's retirement or other termination of service.

          (xviii) The Company and each of its Subsidiaries have the right to modify and terminate benefits to retirees (other than pensions) with respect to both retired and active employees.

          (xix) The Company and each of its Subsidiaries have complied with the provisions of ERISA Section 601 et seq. and Code Section 4980B and with the provisions of ERISA Section 701 et seq. and Subtitle K of the Code.

          (xx) No payment that is owed or may become due to any director, officer, employee, or agent of the Company will be non-deductible to the Company or any of its Subsidiaries under Code Section 280G or subject to tax under Code Section 4999; nor will the Company or any of its Subsidiaries be required to "gross up" or otherwise compensate any such person because of the imposition of any excise tax on a payment to such person.

          (xxi) Each Company Plan that is or is purported to be an "employee stock ownership plan", as such term is defined in Code Section 4975(e)(7) (the "ESOP"), complies with all of the requirements set forth in Code
     Section 4975(e)(7), Treas. Reg. Section 54.4975-11 and ERISA Section 407(d)(6) except to the extent that any noncompliance would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. To the extent that there is or has been a loan or other extension of credit made to the ESOP, that loan or other extension of credit meets or has met the requirements of Treas. Reg. Section 54.4975-7 and ERISA Reg.
     Section 2550.408b-3 except to the extent that any failure to meet such requirements would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The execution, delivery and performance of this Agreement by the parties hereto and the consummation of the transactions contemplated hereby will not: (A) constitute a violation of, or give rise to any liability under, Title I of ERISA or Code Section 4975; (B) result in a disqualification of the ESOP under Code Section 401(a); (C) cause the ESOP to fail to comply with all of the requirements set forth in Code Section 4975(e)(7), Treas. Reg. Section 54.4975-11 and ERISA Section 407(d)(6); or (D) result in the imposition of a tax under Chapter 43 of the Code or Code Section 4978A (as in effect prior to the Revenue Reconciliation Act of 1989).

     (f) Since May 31, 1999, except as set forth on Schedule 3.8 (f) to the Company Disclosure Statement attached hereto or as required by applicable law, neither the Company nor an ERISA Affiliate has (i) instituted or agreed to institute any new employee benefit plan or practice for any employee, (ii) made or agreed to make any change in any Company Plan, (iii) made or agreed to make any increase in the compensation payable or to become payable by the Company or an ERISA Affiliate to any employee, other than regularly scheduled increases, or (iv) except pursuant to this Agreement and except for contributions required to provide benefits pursuant to the provisions of the Company Plans, paid or accrued or agreed to pay or accrue any bonus, percentage of compensation, or other like benefit to, or for the credit of, any employee.

     (g) Any contribution, insurance premium, excise tax, interest charge or other liability or charge imposed or required with respect to any Company Plan which is attributable to any period or any portion of any period prior to the Closing shall, to the extent required by GAAP, be reflected as a liability on the Company's balance sheet at Closing, including, without limitation, any portion of the matching contribution required with respect to each Company Plan for its respective plan year ending after the Closing which is attributable to elective contributions made by employees in such plan prior to the Closing.

     3.9 Taxes. Except as set forth on Schedule 3.9 to the Company Disclosure
Statement:

     (a) The Company and its Subsidiaries have timely filed or caused to be timely filed all federal income Tax Returns. The Company and its Subsidiaries have timely filed all other United States federal, state county, local and foreign Tax Returns required to be filed by or with respect to them, except to the extent that a failure to file such Tax Returns would not, in the aggregate with all other undisclosed items covered by this Section 3.9, have a Material Adverse Effect. Such Tax Returns have accurately reflected the liability for Taxes of the Company and its Subsidiaries for the periods covered thereby, except to the extent that any inaccuracies would not, in the aggregate with all other undisclosed items covered by this Section 3.9, have a Material Adverse Effect. All Taxes shown to be payable on such Tax Returns or on subsequent assessments with respect thereto have been paid in full on a timely basis other than assessments which are being contested in good faith, except to the extent that any failures to pay any such Taxes would not, in the aggregate with all other undisclosed items covered by this Section 3.9, have a Material Adverse Effect. The amount of the liability of the Company and its Subsidiaries for unassessed and/or unpaid Taxes for all periods ending on or before the Closing Date, would not exceed the amount of the current liability accrual for Taxes (including reserves for deferred Taxes) reflected on the Company's November 30, 1999 balance sheet, by an amount that would, when aggregated with all other undisclosed items covered by this Section 3.9, have a Material Adverse Effect.

     (b) There are no Tax assessments or adjustments that have been asserted against the Company or its Subsidiaries for any period that would, in the aggregate with all other undisclosed items covered by this Section 3.9, have a Material Adverse Effect.

     (c) There are no audits, examinations, actions, suits, proceedings, investigations, claims or assessments pending or threatened, in writing or otherwise to the knowledge of the Company, against the Company or any of its Subsidiaries for any alleged deficiency in any Tax (a "Tax Controversy") and the Company has not been notified in writing of any proposed Tax Controversy against the Company or any of its Subsidiaries (other than a Tax Controversy set forth in Schedule 3.9 to the Company Disclosure Statement which is being contested in good faith). There are no "deferred intercompany transactions" or "intercompany transactions" the gain or loss on which has not yet been taken into account under the appropriate consolidated return Treasury Regulations that would, in the aggregate with all other undisclosed items covered by this Section 3.9, have a Material Adverse Effect. Except for the consolidated return of the Company and its Subsidiaries, neither the Company nor any of its Subsidiaries have been included in any "consolidated," "unitary" or "combined" Tax Return with respect to Taxes for any taxable period for which the statute of limitations has not expired. The Company has delivered to Parent correct and complete copies of all United States federal, state, and foreign income Tax Returns (to the extent filed as of the date hereof or, if due but not filed, correct and complete copies of extensions thereof), examination reports, statements of deficiencies assessed against or agreed to by the Company and any of its Subsidiaries, or any other similar correspondence from a taxing authority, relating to taxable years 1996, 1997, 1998 and 1999. Schedule 3.9 (c)(i) of the Company Disclosure Statement lists all of the jurisdictions in which the Company has filed or is filing returns on sales and use tax. Schedule 3.9 (c)(ii) of the Company Disclosure Statement lists all of the jurisdictions in which the Company has filed or is filing returns on income tax.

     (d) There are no liens on the assets of the Company or any of its Subsidiaries for Taxes that would, in the aggregate with all other undisclosed items in this Section 3.9, have a Material Adverse Effect.

     (e) (i) Neither the Company nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of the Company or any of its Subsidiaries.

          (ii) All Taxes which the Company or any of its Subsidiaries is (or was) required by law to withhold or collect (other than immaterial amounts) have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable.

          (iii) No claim has ever been made by any taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file a Tax Return that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction, except to the extent that a failure to file such Tax Returns would not, in the aggregate with all other undisclosed items covered by this Section 3.9, have a Material Adverse Effect.

          (iv) There are no tax sharing, allocation, indemnification or similar agreements in effect as between the Company or its Subsidiaries or any predecessor or affiliate thereof or any other party under which the Company, Parent or Merger Sub could be liable for Taxes.

          (v) Neither the Company nor any of its Subsidiaries has applied for, been granted, or agreed to any accounting method change for which it will be required to take into account any adjustment under Section 481 of the Code or any similar provision of the Code or the corresponding tax laws of any nation, state or locality.

          (vi) No election under Section 341(f) of the Code has been made or shall be made prior to the Closing Date to treat the Company or any of its Subsidiaries as a consenting corporation, as defined in Section 341 of the Code.

          (vii) Neither the Company nor any of its Subsidiaries is a party to any agreement that would require the Company or any of its Subsidiaries or any affiliate thereof to make any payment that would constitute an "excess parachute payment" for purposes of Sections 280G and 4999 of the Code.

          (viii) Neither the Company nor any of its Subsidiaries is a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

     (f) For purposes of this Agreement, the term "Tax" means any United States federal, state, county or local, or foreign or provincial income, gross receipts, profits, capital gains, capital stock, occupation, severance, stamp, withholding, property, sales, use, license, excise, franchise, employment, payroll, value added, alternative or added minimum, ad valorem or transfer tax, or any other tax, levy, custom, duty or governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty imposed by any Governmental Authority, and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity. The term "Tax Return" means a report, return or other information (including any attached schedules or any amendments to such report, return or other information) required to be supplied to or filed with any Governmental Authority with respect to any Tax, including an information return, claim for refund, amended return or declaration or estimated Tax.

     3.10 Intellectual Property. Except as disclosed in Schedule 3.10 to the Company Disclosure Statement, the Company and its Subsidiaries own or have a valid and enforceable license to use the rights to all patents, trademarks, tradenames, service marks and copyrights, together with any registrations and applications therefor, licenses, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) or other intellectual property (collectively, "Intellectual Property") used in and necessary to carry on the business now operated by them; provided, however, that the enforceability of such license may be subject to bankruptcy, insolvency and other similar laws affecting debtors' rights or creditors' rights generally and except that the remedies of specific performance, injunction and other forms of equitable relief may not be available. Except as disclosed in

Schedule 3.10 to the Company Disclosure Statement, neither the Company nor any of its Subsidiaries has received any written notice or otherwise has knowledge of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect. There are no amounts owing or to be owed by the Company to any other Person, as a result of the consummation of the Merger or otherwise, with respect to any claims relating to any Intellectual Property (or any intellectual property rights of any other Person) or any settlement thereof.

     3.11 Reports and Financial Statements.

     (a) The Company has filed all forms, reports and documents with the SEC required to be filed by it since January 1, 1997 pursuant to the federal securities laws and the SEC rules and regulations thereunder (collectively, the "Company SEC Reports"). None of the Company SEC Reports, as of their respective dates, contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets (including the related notes) included in the Company SEC Reports presents fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof, and the other related statements (including the related notes) included in the Company SEC Reports present fairly, in all material respects, the results of operations and the changes in financial position of the Company and its Subsidiaries for the respective periods or as of the respective dates set forth therein, all in conformity with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein and subject, in the case of the unaudited interim financial statements, to normal year-end adjustments. All of the Company SEC Reports, as of their respective dates, complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the applicable rules and regulations thereunder.

     (b) Except (i) as and to the extent disclosed or reserved against on the balance sheet of the Company as of November 30, 1999 included in the Company SEC Reports or (ii) as incurred after the date thereof in the ordinary course of business consistent with prior practice and not prohibited by this Agreement and not involving borrowing by the Company or its Subsidiaries, the Company does not have any liabilities or obligations of any nature, absolute, accrued, contingent or otherwise and whether due or to become due, that, individually or in the aggregate, have or would reasonably be expected to have a Material Adverse Effect on the Company.

     3.12 Absence of Certain Changes or Events. During the period since May 31, 1999, except as disclosed in the Company SEC Reports filed prior to the date hereof:

     (a) The business of the Company and its Subsidiaries has been conducted only in the ordinary course, consistent with past practice, except for activities related to possible strategic alternatives for the Company, including the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and except as otherwise expressly permitted or required by this Agreement;

     (b) Neither the Company nor any of its Subsidiaries has taken any action or omitted to take any action, or entered into any contract, agreement, commitment or arrangement to take any action or omit to take any action, which, if taken or omitted after the date hereof, would violate Section 6.1.; and

     (c) There has not been, and, to the best knowledge of the Company, nothing has occurred that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     3.13 Registration Rights and Certain Other Agreements. Set forth in
Schedule 3.13 to the Company Disclosure Statement is an accurate and complete listing, as of the date hereof, of (a) all contracts, leases, agreements or understandings, whether written or (to the knowledge of the Company) oral, to which the Company or any of its Subsidiaries is a party or is otherwise bound which contain any restriction or limitation on the ability of the Company or any of its Affiliates to engage in any business anywhere in the world, and (b) all contracts, leases, agreements or understandings, whether written or (to the knowledge of the

Company) oral, giving any Person the right to require the Company to register securities of any type or to participate in any registration of securities of any type. The Company has previously provided or made available to Parent true and complete copies of each of the foregoing agreements.

     3.14 Brokers and Finders. Except for the fees and expenses payable to Lincoln Partners L.L.C. (whose fees and expenses will be paid by the Company), which fees and expenses are reflected in its agreements with the Company, copies of which have been furnished to Parent by the Company, no agent, broker, Person or firm acting on behalf of the Company is, or will be, entitled to any fee, commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by, or under common control with any of the parties hereto, in connection with this Agreement or any of the transactions contemplated hereby.

     3.15 Proxy Statement. The definitive proxy statement and related materials to be furnished to the holders of Common Stock in connection with the Merger (the "Proxy Statement") will comply in all material respects with the Exchange Act and the rules and regulations thereunder and any other applicable laws. If at any time prior to the Company Stockholders' Meeting any event occurs which should be described in an amendment or supplement to the Proxy Statement, the Company will file and disseminate, as required, an amendment or supplement which complies in all material respects with the Exchange Act and the rules and regulations thereunder and any other applicable laws. Prior to its filing with the SEC, the amendment or supplement shall be delivered to Parent and Merger Sub and their counsel. None of the information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement, will, at the date such information is supplied and at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in light of the circumstance under which they are made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to any information with respect to Parent, Merger Sub or their officers, directors or affiliates provided to the Company by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement.

     3.16 Title To Assets. Except as reflected in the Company's financial statements as of November 30, 1999 or disclosed in Schedule 3.16 to the Company Disclosure Statement, the Company and each of its Subsidiaries has good and marketable title to (or in the case of leases or other contracts, the full and unencumbered right to exercise its rights under such leases or other agreements) the properties and assets used by it, free and clear of all mortgages, deeds of trust, liens, security interests, pledges, encumbrances, encroachments, easements, leases, agreements, covenants, charges, restrictions, option, joint ownership or adverse claims or rights whatsoever (collectively, "Liens"), except for Permitted Liens, and except for properties and assets disposed of in the ordinary course of business since November 30, 1999. "Permitted Liens" means:
(i) rights of lessors or lessee under the terms of leases (x) which have been disclosed to Parent in this Agreement or Schedule 3.16 to the Company Disclosure Statement or (y) for office equipment entered into in the ordinary course of business; (ii) Liens for Taxes not yet due or payable; (iii) Liens imposed by applicable law and incurred in the ordinary course of business for obligations not yet due and payable to laborers, materialmen and the like; (iv) liens in favor of the lender listed on Schedule 3.16 in connection with the Company's secured credit facilities; (v) zoning and other restrictions, variances, covenants, rights-of-way, encumbrances, easements and or other minor irregularities of title, none of which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the value of any of the real property of the Company or of any Subsidiary of the Company, or would impair in any material respect the ability of the Company or the relevant Subsidiary of the Company to utilize such property for its current use; and (vi) rights which would not, singly or in the aggregate, have a Material Adverse Effect.

     3.17 Contracts. Schedule 3.17 to the Company Disclosure Statement sets forth the following oral or written contracts and other agreements to which the Company or any of its Subsidiaries is a party:

     (a) Any agreement (or group of related agreements, with the same third party or any of its Affiliates) for the lease of personal property providing for lease payments in excess of $50,000 per annum;

     (b) Any agreement (or group of related agreements) for the purchase or sale of supplies, products or other personal property, or for the furnishing or receipt of services, the performance of which involve consideration in excess of $50,000 per annum, except for agreements for the sale of inventory in the ordinary course of business, for the purchase of raw materials, for the purchase of machine component parts and for the receipt of legal services; provided, however, that this clause (b) shall not include any employment agreement included pursuant to clause (e) below;

     (c) Any agreement concerning a partnership or joint venture;

     (d) Any agreement (or group of related agreements, with the same third party or any of its Affiliates) under which the Company or any of its Subsidiaries has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation the performance of which involves consideration in excess of $50,000 per annum, or under which it has imposed a Lien (excluding Permitted Liens as that term is defined in Section
3.16 of this Agreement) on any of its material assets, tangible or intangible;

     (e) Any individual agreement with an employee of the Company or any of its Subsidiaries;

     (f) Any other agreement (or group of related agreements with the same third party) the performance of which involves consideration in excess of $25,000 per annum.

     The foregoing are referred to hereafter as the "Material Contracts". With respect to each of the Material Contracts, except as set forth in Schedule 3.17 to the Company Disclosure Statement: (i) they are in full force and effect and enforceable against the counterparties in accordance with their terms, except that such enforceability may be subject to bankruptcy, insolvency and other similar laws affecting debtors' rights or creditors' rights generally and except that the remedies of specific performance, injunction and other forms of equitable relief may not be available; (ii) neither the Company nor any of its Subsidiaries and to the Company's knowledge no other party thereto is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration under the agreement; (iii) neither the Company nor any of its Subsidiaries has assigned any of its rights or obligations under any of the Material Contracts; (iv) neither the Company nor any of its Subsidiaries has received any outstanding notice of cancellation or termination in connection with any of them; and (v) neither the Company nor any of its Subsidiaries is, and to the Company's knowledge no party thereto is, the subject of bankruptcy proceedings, nor has had a trustee appointed on its behalf or is insolvent. The Company has delivered to the Parent and Merger Sub a correct and complete copy of each written Material Contract (as amended to the date of this Agreement) and a written summary setting forth the terms and conditions of each oral agreement constituting a Material Contract referred to in Schedule 3.17 to the Company Disclosure Statement. With respect to agreements for the purchase or receipt of legal services, there are no such agreements in which the Company or any of its Subsidiaries are obligated to pay any type of success fee, contingency fee or fee determined with reference to the size or consummation of the transactions contemplated by this Agreement.

     3.18 Compliance. Except as set forth in Schedule 3.18 to the Company Disclosure Statement, neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except for such conflicts, defaults or violations that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

     3.19 Insurance. The Company and its Subsidiaries have obtained and maintained in full force and effect insurance (including director's and officer's insurance) with insurance companies or associations in such amounts as disclosed in Schedule 3.19 to the Company Disclosure Statement.

     3.20 Company Preference Shares. Except as set forth in Schedule 3.20 to the Company Disclosure Statement, the former holders of the Preferred Shares are not entitled to receive any accrued dividends or redemption payments which have not been paid when due.

     3.21 Year 2000. Except to the extent that it would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, all internal computer systems, computer software or technology that are material to the business, finances or operations of the Company and its Subsidiaries or were sold or licensed to customers of the Company and its Subsidiaries (collectively, "Material Systems") are (i) able to receive, record, store, process, calculate, manipulate and output dates from and after September 9, 1999, time periods that include any Relevant Date and information that is dependent on or relates to such dates or time periods, in the same manner and with the same accuracy, functionality, data integrity and performance as when dates or time periods prior to September 9, 1999 are involved and (ii) able to store and output date information in a manner that is unambiguous as to century (the circumstances set forth in clauses (i) and (ii), collectively, "Year 2000 Compliant"). The Company's costing system for inventory properly reflects the actual costs of any inventory with a maximum deviation of plus or minus five percent (5%) of such actual costs in the aggregate at any given date of determination. The term "Relevant Date" means each of the following dates: September 9, 1999, December 31, 1999, January 1, 2000, February 28, 2000, February 29, 2000, March 1, 2000,
December 31, 2000, and January 1, 2001.

     3.22 Disposition of Assets. Other than inventory sold in the ordinary course of business, no tangible asset of the Company having a fair value in excess of $20,000 per item, or $50,000 in the aggregate, and no intangible asset which is part of the assets of the Company, has been disposed of since November 30, 1999, except as set forth on Schedule 3.22 to the Company Disclosure Statement.

     3.23 Environmental and Health and Safety Matters.

     (a) Set forth on Schedule 3.23(a) to the Company Disclosure Statement attached hereto is a true, accurate and complete list of all real property, currently owned, leased and/or otherwise used or occupied by the Company (the "Property").

     (b) Except as set forth in Schedule 3.23(b) to the Company Disclosure Statement, the Company, and the Property, have been at all times and are in compliance with (and the formerly owned real property located at Rockford, Illinois (the "Rockford Property") was, subsequent to April 12, 1988, and prior to December 7, 1993, in compliance with) the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act, the Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act, the Clean Water Act, the Clean Air Act, the Occupational Safety and Health Act, and all other federal, state and local laws, regulations and ordinances relating to pollution, health and safety, or protection of the environment, including, without limitation, those relating to containment, emissions, discharges, releases or threatened releases of industrial, toxic or hazardous substances, materials or wastes or other pollutants, contaminants, petroleum products, asbestos, polychlorinated biphenyls ("PCBs"), or chemicals (collectively, "Hazardous Substances") into the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacturing, processing, recycling, distribution, use, treatment, labeling, storage, disposal, release, abatement, transport or handling of Hazardous Substances (the "Environmental Laws"), except for such failures to comply which would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

     (c) The Company has obtained and is in compliance (except for such failures to comply which would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect) with all permits, licenses and other consents or authorizations which are required with respect to the operation of its business at the Property under the Environmental Laws ("Environmental Permits"), including without limitation those that are required to (a) operate or install any equipment or facilities and (b) generate, manufacture, formulate, store, treat, handle, transport, discharge, emit or dispose of Hazardous Substances generated by its business, a true and complete list of which Environmental Permits is included in Schedule 3.23(c) to the Company Disclosure Schedule.

     (d) Except as listed in Schedules 3.23(b) and (d) to the Company Disclosure Statement, there are and have been no Hazardous Substances generated, used, treated, stored, maintained, disposed of, or otherwise deposited in, located on, released from, under or on, the Property or the Rockford Property (or released onto, from or on any geologically or hydrologically adjoining property), the business of the Company, or any premises at which the business of the Company is being conducted, or is located, except in compliance with Environmental Laws. Additionally, except as described in Schedule 3.23(d) to the Company Disclosure Statement, there are and were no underground storage tanks maintained or located on the Property or the

Rockford Property, the business of the Company, or any premises at which the business of the Company is located.

     (e) Except as set forth in Schedules 3.23(b), (d) and (e) of the Company Disclosure Statement, neither the Company nor its predecessors have any basis to expect, nor have they, or any other Person for whose conduct they are or may be held responsible received, any actual or threatened notice, document, information, report or other communication (written or oral) from any Person, Governmental Authority or person acting in the public interest, of any actual or threatened failure to comply with any Environmental Law, or that any of them have any potential liability with respect to Environmental Health and Safety Liabilities.

     (f) The Company has made available to Parent and Merger Sub true and complete copies and results of any reports, correspondence, information or studies possessed or initiated by the Company since January 1, 1990, pertaining to Hazardous Substances in, on, under, or adjacent to the Property or the Rockford Property, or concerning compliance by the Company or any other Person for whose conduct they are or may be held responsible, with Environmental Laws.

     3.24 Related Party Transactions. No officer or director of the Company or any affiliate thereof has, directly or indirectly, entered into any transaction with the Company, except for any arrangements which are either (i) expressly disclosed on or incorporated by reference in the Company's Annual Report on Form 10-K or (ii) listed on Schedule 3.24 to the Company Disclosure Statement. For purposes of this Section 3.24 only, the term "affiliate" of the Company shall mean and include any officer or director of the Company or any shareholder owning or controlling more than 5% of the outstanding Common Stock or any person related to any such officer, director or shareholder of the Company by blood or by marriage, or any corporation, partnership, proprietorship, trust or other entity in which such officer or director or shareholder of the Company (or any spouse, ancestor or descendant of the same) has more than a 5% legal or beneficial interest, or any corporation, partnership, proprietorship, trust or other entity which controls, is controlled by or is under common control with the Company.

     3.25 Increases in Salaries and Wages. Except in the ordinary course of business or as listed in Schedule 3.25 to the Company Disclosure Statement, the Company has not, since November 30, 1999, paid any salary, wage, bonus payments or any other benefits to its employees at rates exceeding the respective rates paid to such employees which were in effect at November 30, 1999.

     3.26 Employee Salaries and Benefits. The Company has provided Parent with an accurate list of all salaried employees of the Company and its Subsidiaries, and the current rate of compensation for each such employee (including a separate statement of bonuses and fringe benefits). Except in the ordinary course of business or as listed on Schedule 3.26 to the Company Disclosure Statement, there is no liability for unpaid salary or wages, bonuses, vacation time, or other employee benefits due or accrued, nor liability for withheld or deducted amounts from employees' earnings, for the period ending on or immediately prior to the Closing Date, including without limitation commission payments to agents, representatives or employees. There are no labor disputes, strikes, work stoppages or other interruptions in service or performance that would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, and, to the Company's knowledge, all relationships between the Company and each of its Subsidiaries and their employees are generally stable and satisfactory.

     3.27 Customer and Supplier Relationships; Warranty Claims. Neither the Company nor any of its Subsidiaries has received any written notice or otherwise has knowledge that any of the ten largest customers or suppliers of The Lockformer Company or any of the ten largest customers or suppliers of Iowa Precision Industries, Inc. intends to discontinue or alter the prices or terms of, or substantially diminish, its relationship with the Company or any of its Subsidiaries. Outstanding warranty claims against the Company or any of its Subsidiaries by any customers with respect to products sold or services rendered do not, in the aggregate, exceed two percent (2%) of the Company's and its Subsidiaries' aggregate gross sales in the 12 months prior to the date hereof and in the 12 months prior to the date of any subsequent determination. There are no defects in any of the product lines designed or manufactured by the Company or any of its Subsidiaries, except for defects which would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.
                                      A-19
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     3.28 Accounts Receivable and Notes Receivable. The accounts receivable and notes receivable of the Company and its Subsidiaries, other than those listed on
Schedule 3.28 to the Company Disclosure Schedule, represent bona fide claims which the Company or its Subsidiaries have against debtors for sales or services arising on or before the Closing Date are not subject to counterclaims, setoffs or deductions of any kind except to the extent such counterclaims, setoffs or deductions would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, and are not subject to additional requirements of performance by the Company or any Subsidiary of the Company. The aggregate amount of customer advance payments (i.e., payments in excess of actual work performed or materials supplied as of the date of such payment) received by the Company or any Subsidiary of the Company at or prior to the Closing Date with respect to such accounts receivable does not exceed $750,000. All of the accounts receivable and notes receivable have been created since the date of incorporation of the Company or any Subsidiary of the Company, pursuant to shipments of goods or services conforming to the terms of purchase orders executed by and received from unrelated third parties in the normal course of business. Such receivables have been recorded in accordance with the Company's historical revenue recognition policy. To the Company's knowledge, there are no pending insolvency, bankruptcy or similar proceedings involving any of the Company's or its Subsidiaries' customers, distributors, dealers or representatives.

     3.29 Bonds; Guarantees. Other than as listed on Schedule 3.29 to the Company Disclosure Schedule, there are no bonds, guarantees, notes, sureties, letters of credit, or other similar credit agreements or debt obligations that exist with respect to the Company or any of its Subsidiaries, their businesses or any of their assets. Neither the Company nor any Subsidiary of the Company is in default on the payment of any principal or interest on any indebtedness for borrowed money, nor is the Company or any Subsidiary of the Company otherwise in default under any indemnity, fidelity or contract bond or letter of credit, note, guarantee or other credit agreement or debt obligation or instrument.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF PARENT

     As of the date of this Agreement, Parent represents and warrants to the Company as follows:

     4.1 Corporate Standing. Parent is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Parent has full corporate authority to own, lease and operate its properties and businesses. Schedule 4.1 to the Parent Disclosure Statement sets forth a list of the jurisdictions in which Parent is qualified to conduct business as a foreign corporation. Parent is in good standing as a foreign corporation under the laws of the states listed in Schedule 4.1.

     4.2 Authority.

     (a) Parent has full corporate power and authority to enter into, execute, deliver, and perform this Agreement and all Exhibits to which it is a party. The execution, delivery and performance of this Agreement and such Exhibits, and the consummation of all transactions contemplated herein and therein, have been duly authorized by all necessary corporate action of Parent. This Agreement has been duly executed and delivered by a duly authorized officer of the Parent and (assuming the due execution and delivery of this Agreement by the other parties hereto other than Merger Sub and Ultimate Parent) constitutes a valid and binding agreement of the Parent, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and except that the remedies of specific performance, injunction and other forms of equitable relief may not be available. Such Exhibits, when duly executed and delivered by Parent (assuming the due execution and delivery of such Exhibits by the other parties hereto other than Merger Sub and Ultimate Parent) shall be valid and binding agreements of Parent enforceable against it in accordance with the terms hereof and thereof, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and except that the remedies of specific performance, injunction and other forms of equitable relief may not be available.

     (b) The Board of Directors of Parent has approved the transactions contemplated by this Agreement and the Exhibits to which Parent is a party.

     (c) Neither the execution and delivery of this Agreement nor the execution and delivery of the certificates and documents set forth as Exhibits hereto nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with or violate any provision of the Articles of Incorporation or Bylaws of Parent, (ii) conflict with or violate any law, rule, regulation, ordinance, order, writ, injunction, judgment or decree applicable to Parent or its business or by which any of its assets are affected, except to the extent any such conflict or violation would not have a Material Adverse Effect, or
(iii) conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of or accelerate the performance required by or maturity of, or result in the creation of any security interest, lien, charge or encumbrance on the assets of Parent pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, permit, license, franchise, lease, contract, or other instrument or obligation to which Parent is a party or by which any of its assets are affected, except to the extent any such conflict, breach, default, right of termination or cancellation, acceleration or creation of any such security interest, lien, charge, or encumbrance would not have a Material Adverse Effect.

     (d) Parent is not required to submit any notice, declaration, report or other filing or registration with any governmental or regulatory authority or instrumentality, and no approvals or non-objections are required to be obtained or made by Parent in connection with the execution, delivery or performance by Parent of this Agreement or any Exhibit or the consummation of the transactions contemplated hereby or thereby, except for approvals that may be required under the DGCL, the HSR Act and the Exchange Act.

     4.3 Information Supplied. None of the information supplied by Ultimate Parent, Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement (and provided to Ultimate Parent, Parent and Merger for review and comment prior to printing of the Proxy Statement) will, on the date it is first mailed to the Company's stockholders or at the time of the Company's stockholders meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.4 Adequate Financing. Parent has adequate funds to consummate the Merger and perform its other obligations under this Agreement, including payment of the Merger Consideration and the Cash Payment.

                                   ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF MERGER SUB

     As of the date of this Agreement, Merger Sub represents and warrants to the Company as follows:

     5.1 Corporate Standing. Merger Sub is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Merger Sub has full corporate authority to own, lease and operate its properties and businesses. Schedule 5.1 to the Merger Sub Disclosure Statement sets forth a list of the jurisdictions in which Merger Sub is qualified to conduct business as a foreign corporation. Merger Sub is in good standing as a foreign corporation under the laws of the states listed in Schedule 5.1.

     5.2 Authority.

     (a) Merger Sub has full corporate power and authority to enter into, execute, deliver, and perform this Agreement and all Exhibits to which it is a party. The execution, delivery and performance of this Agreement and such Exhibits, and the consummation of all transactions contemplated herein and therein, have been duly authorized by all necessary corporate action of Merger Sub. This Agreement has been duly executed and delivered by a duly authorized officer of Merger Sub and (assuming the due execution and delivery of this Agreement by the other parties hereto other than Parent and Ultimate Parent) constitutes a valid and binding agreement of Merger Sub, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and except that the remedies of specific performance, injunction and other forms of equitable relief may not be available. Such Exhibits, when duly executed and delivered by Merger Sub (assuming the due execution and delivery of such Exhibits by the other parties hereto other than Parent and Ultimate Parent) shall be valid and binding agreement of Merger Sub enforceable against it in accordance with the terms hereof and thereof, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and except that the remedies of specific performance, injunction and other forms of equitable relief may not be available.

     (b) The Board of Directors and stockholders of Merger Sub have approved the transactions contemplated by this Agreement and the Exhibits to which Merger Sub is a party.

     (c) Neither the execution and delivery of this Agreement nor the execution and delivery of the certificates and documents set forth as Exhibits hereto nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with or violate any provision of the Articles of Incorporation or Bylaws of Merger Sub, (ii) conflict with or violate any law, rule, regulation, ordinance, order, writ, injunction, judgment or decree applicable to Merger Sub or its business or by which any of its assets are affected, except to the extent any such conflict or violation would not have a Material Adverse Effect, or
(iii) conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of or accelerate the performance required by or maturity of, or result in the creation of any security interest, lien, charge or encumbrance on the assets of Merger Sub pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, permit, license, franchise, lease, contract, or other instrument or obligation to which Merger Sub is a party or by which any of its assets are affected, except to the extent any such conflict, breach, default, right of termination or cancellation, acceleration or creation of any such security interest, lien, change or encumbrance would not have a Material Adverse Effect.

     (d) Merger Sub is not required to submit any notice, declaration, report or other filing or registration with any governmental or regulatory authority or instrumentality, and no approvals or non-objections are required to be obtained or made by Merger Sub in connection with the execution, delivery or performance by Merger Sub of this Agreement or any Exhibit or the consummation of the transactions contemplated hereby or thereby, except for approvals that may be required under the DGCL, the HSR Act and the Exchange Act.

     5.3 No Business Activities. Merger Sub is not a party to any material agreements and has not conducted any activities other than in connection with the organization of Merger Sub, the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby. Merger Sub has no Subsidiaries.

                                   ARTICLE VI
                      ADDITIONAL COVENANTS AND AGREEMENTS

     6.1 Conduct of Business of the Company. Except as set forth in Schedule 6.1 to the Company Disclosure Statement, as expressly permitted by this Agreement (including any transaction permitted by Schedule 6.1 to the Company Disclosure Statement), as required by any change in applicable Law, or as otherwise agreed by Parent in writing, during the period from the date of this Agreement to the Closing Date, (i) the Company will, and will cause each of its Subsidiaries to, conduct their businesses in the ordinary course of business consistent with past practice, and (ii) to the extent consistent with the foregoing, the Company will, and will cause each of its Subsidiaries to, use their reasonable best efforts to preserve intact their current business organizations, keep available the service of their current officers and employees, and preserve their relationships with customers, suppliers and others having business dealings with them (but without the obligation to pay any additional compensation to any such officers, employees, customers, suppliers and other persons), in each case with respect to the Company's and its Subsidiaries' current businesses. Without limiting the generality of the foregoing, from and including the date hereof to the Closing Date, the Company will not, and will not permit any of its Subsidiaries to, without the prior written consent of Parent (except to the extent set forth in Schedule 6.1 to the Company Disclosure Statement):

     (a) Except for Shares issued upon exercise of Options or other rights outstanding as of the date hereof under Stock Incentive Plans or Company Plans in accordance with the terms thereof, issue, deliver, sell, dispose of, pledge or otherwise encumber, or authorize or propose the issuance, sale, disposition or pledge or other encumbrance (in each instance, whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) of (A) any additional shares of its capital stock of any class, or any Voting Debt or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of its capital stock or Voting Debt or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of its capital stock or Voting Debt or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of its capital stock, or (B) any other securities in respect of, in lieu of, or in substitution for, Shares outstanding on the date hereof;

     (b) Redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any of its outstanding securities, other than pursuant to existing agreements requiring the Company to repurchase or acquire any shares of its capital stock (provided that such repurchase or acquisition is in accordance with the terms of such agreement as in effect on the date hereof);

     (c) Split, combine, subdivide or reclassify any shares of its capital stock or declare, set aside for payment or pay any dividend, or make any other actual, constructive or deemed distribution in respect of any shares of its capital stock or otherwise make any payments to stockholders in their capacity as such (other than dividends or distributions paid by any Wholly Owned Subsidiary of the Company to the Company or another Wholly Owned Subsidiary of the Company);

     (d) (i) grant any increases in the compensation of any of its directors, officers or employees, except for increases granted to employees other than officers in the ordinary course of business consistent with past practice, (ii) pay or award or agree to pay or award any pension, retirement allowance, or other non-equity incentive awards, or other employee benefit, not required by any of the Company Plans to any current or former director, officer or employees, whether past or present, or to any other Person, except for payments or awards to current employees other than officers that are in the ordinary course of business, consistent with past practice, (iii) pay or award or agree to pay or award any stock option or equity incentive awards, (iv) enter into any new or amend any existing employment agreement with any director, officer or employee, (v) enter into any new or amend any existing severance agreement with any current or former director, officer or employee, or (vi) become obligated under any new Company Plan which was not in existence on the date hereof, or amend any such Company Plan in existence on the date hereof, except as may be contemplated by this Agreement;

     (e) Adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any Subsidiary of the Company (other than the Merger);

     (f) Make any acquisition, by means of stock or asset purchase, recapitalization, merger, consolidation or otherwise, of (i) any direct or indirect ownership interest in or assets comprising any business enterprise or operation or (ii) except in the ordinary course and consistent with past practice, any other assets; provided that such acquisitions do not and would not prevent or materially delay the consummation of the Merger;

     (g) (i) dispose of any interest in any material business enterprise or operation of the Company or any of its Subsidiaries; (ii) make any other disposition of any other direct or indirect ownership interest in any material assets of the Company or any of its Subsidiaries; or (iii) except in the ordinary course and consistent with past practice, dispose of any other assets of the Company or any of its Subsidiaries;

     (h) Adopt any amendments to the Company Charter or its Bylaws or alter through merger, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of any Subsidiary of the Company, except as required by this Agreement or as required by applicable laws, rules or regulations, including any NASDAQ rule or regulation;

     (i) Incur any indebtedness (other than pursuant to and not exceeding its existing secured credit facilities listed on Schedule 6.1(i) in the ordinary course) for borrowed money or guarantee any indebtedness of any other Person or make any loans, advances or capital contributions to, or investments in, any other Person (other than to any Wholly Owned Subsidiary of the Company);

     (j) Engage in the conduct of any business other than the Company's existing businesses;

     (k) Enter into any agreement or exercise any discretion providing for acceleration of payment or performance as a result of a change of control of the Company or its Subsidiaries, except in connection with the Merger;

     (l) enter into any contracts, arrangements or understandings requiring in the aggregate the purchase of equipment, materials, supplies or services in excess of the Company's budget attached hereto as Schedule 6.1(l) plus $250,000 in the aggregate;

     (m) enter into or amend, modify, terminate or waive any right under any agreement with any Affiliates of the Company (other than its Subsidiaries);

     (n) settle or compromise any litigation or Tax Controversy with respect to the Company or its Subsidiaries or waive, release or assign any rights or claims with respect to any litigation or Tax Controversy involving the Company or its Subsidiaries;

     (o) effect any change in any of its methods of accounting, except as may be required by law or generally accepted accounting principles;

     (p) Take any action, including without limitation, the adoption of any shareholder rights plan or amendments to the Company Charter, which would, directly or indirectly, restrict or impair the ability of Parent to vote, or otherwise to exercise the rights and receive the benefits of a stockholder with respect to, securities of the Company that may be acquired or controlled by Parent or Merger Sub or permit any stockholder to acquire securities of the Company on a basis not available to Parent in the event that Parent were to acquire securities of the Company; or

     (q) Authorize, recommend or propose (other than to Parent), or announce an intention to do any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

     The Company shall also continue to undertake all usual corporate, stockholder, accounting and regulatory matters on a routine and regular basis. The Company shall notify Parent in advance in writing of any material developments or activities that would be outside of the ordinary course of business in manufacturing carried on at the Company's facilities in Cedar Rapids, Iowa and Lisle, Illinois, including, without limitation, the proposed acquisition and/or disposition of assets material to the efficient operation of the business, the pending or threatened loss of an important customer of the Company, the receipt of a pending or threatened claim that would be material to the business or the assets of the Company and its Subsidiaries taken as a whole, or the existence of labor unrest at the Company or any of its Subsidiaries.

     6.2 No Solicitation of Other Offers.

     (a) The Company and its Affiliates and each of their respective officers, directors, employees, representatives, consultants, investment bankers, attorneys, accountants and other agents shall immediately cease any discussions or negotiations with any other parties that may be ongoing with respect to any Acquisition Proposal. Neither the Company nor any of its Affiliates shall, directly or indirectly, take (and the Company shall not authorize or permit its or its Affiliates' officers, directors, employees, representatives, consultants, investment bankers, attorneys, accountants or other agents or Affiliates, to so take) any action to (i) encourage, solicit, initiate or facilitate the making of any Acquisition Proposal (including, without limitation, by taking any action that would make Section 203 of the DGCL inapplicable to an Acquisition Proposal) or (ii) participate in any way in discussions or negotiations with, or, furnish or disclose any information to, any Person (other than Parent or Merger Sub) in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal; provided, however, that the Company, in response to an unsolicited Acquisition Proposal and in compliance with its obligations under Section 6.2(b) hereof, may participate in discussions or negotiations with or furnish information (pursuant to a confidentiality agreement with terms not more favorable to such third party than the terms of the Confidentiality Agreement) to any third party which makes an Acquisition Proposal if (i) the Board of Directors reasonably determines (in consultation with the Company's independent financial advisor) that such Acquisition Proposal is likely to lead to a Superior

Proposal and (ii) the Board of Directors reasonably believes (in consultation with the Company's independent legal counsel) that failing to take such action would constitute a breach of its fiduciary duties. In addition, neither the Board of Directors of the Company nor any committee thereof shall (A) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or Merger Sub the approval and recommendation of the Merger and this Agreement, (B) approve or recommend, or propose to approve or recommend, any Acquisition Proposal, or (C) enter into any agreement with respect to any Acquisition Proposal or enter into any arrangement, understanding or agreement requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by this Agreement; provided that the Company may recommend to its stockholders an Acquisition Proposal and in connection therewith withdraw or modify its approval or recommendation of the Merger and enter into an agreement with respect to such Acquisition Proposal if (1) a third party makes a Superior Proposal, and (2) (a) three (3) business days have elapsed following delivery to Parent of a written notice of the determination by the Board of Directors of the Company to take such action and during such (3) business day period the Company has informed Parent of the terms and conditions of such Superior Proposal, and the identity of the Person making such Superior Proposal, and (b) at the end of such three (3) business day period the Acquisition Proposal continues to constitute a Superior Proposal.

     "Acquisition Proposal" shall mean (i) any inquiry, proposal or offer from any Person relating to any direct or indirect acquisition or purchase of a substantial amount of assets of the Company or any of its material Subsidiaries or of 50% or more of any class of equity securities of the Company or any of its material Subsidiaries, (ii) any tender offer or exchange offer that, if consummated, would result in any Person beneficially owning 50% or more of any class of equity securities of the Company or any of its Subsidiaries, or (iii) any merger, consolidation, business combination, sale of substantially all the assets, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries.

     "Superior Proposal" shall mean a bona fide proposal made by a third party to acquire all of the Shares pursuant to a tender offer, a merger or a sale of all of the assets of the Company (w) on terms which a majority of the members of the Board of Directors of the Company determines in its good faith reasonable judgment (in consultation with the Company's independent financial advisor) to be more favorable to the Company and its stockholders than the transactions contemplated hereby, (x) for which financing is then available (it being understood that financing evidenced by highly confident letters and similar letters shall be considered "available" for purposes of this Section), and (y) which is not subject to any financing condition.

     (b) From and after the date hereof, in addition to the obligations of the Company set forth in paragraph (a), on the date of receipt thereof, the Company shall advise Parent of any request for information or of any Acquisition Proposal, or any inquiry, proposal, discussions or negotiation with respect to any Acquisition Proposal. The Company shall promptly provide to Parent any non-public information concerning the Company provided to any other Person in connection with any Acquisition Proposal which was not previously provided to Parent.

     (c) Immediately following the execution of this Agreement, the Company shall request each Person which has heretofore executed a confidentiality agreement in connection with its consideration of acquiring the Company or any portion thereof to return all confidential information heretofore furnished to such Person by or on behalf of the Company.

     6.3 Proxy Statement. As promptly as practicable, the Company will prepare and file a preliminary Proxy Statement with the SEC and will use its reasonable best efforts to respond to the comments of the SEC, if any, in connection therewith and to furnish all information regarding the Company required in the definitive Proxy Statement (including, without limitation, financial statements and supporting schedules and certificates and reports of independent public accountants). Parent, Merger Sub and Company will cooperate with each other in the preparation of the Proxy Statement. Without limiting the generality of the foregoing, each of Parent and Merger Sub will furnish to the Company the information relating to it required by the Exchange Act to be set forth in the Proxy Statement. As promptly as is reasonably practicable, the Company will cause the definitive Proxy Statement to be mailed to the stockholders of the Company and, if necessary, after the definitive Proxy Statement shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material and, if required in connection therewith, re-solicit proxies. The Company will provide Ultimate Parent, Parent and Merger Sub the opportunity to review and comment on the Proxy Statement (and any amended, supplemental or supplemented proxy material) before it is printed and mailed to the stockholders of the Company. The Company's obligations under this Section
6.3 are subject to its right to withdraw or modify its approval or recommendation of the Merger in accordance with Section 6.2.

     6.4 Stockholder Approval. As promptly as is reasonably practicable, the Company, acting through its Board of Directors, shall, in accordance with applicable Law, duly call, give notice of, convene and hold a meeting of the holders of Shares (the "Company Stockholders' Meeting") for the purpose of voting upon this Agreement and the Merger, and the Company agrees that this Agreement and the Merger shall be submitted at such meeting. The Company shall use its reasonable best efforts to solicit from its stockholders proxies, and shall take all other action necessary and advisable, to obtain the approval of stockholders required by applicable law and the Company Charter or its Bylaws for this Agreement and the Merger. The Company agrees that it will include in the Proxy Statement the recommendation of its Board of Directors that holders of Shares approve and adopt this Agreement and approve the Merger. The Company's obligations under this Section 6.4 are subject to its right to withdraw or modify its approval or recommendation of the Merger in accordance with Section 6.2.

     6.5 Commercially Reasonable Efforts. The Company and Parent shall, and shall use their commercially reasonable efforts to cause their respective Subsidiaries, as applicable, to: (i) promptly make all filings and seek to obtain all Authorizations (including, without limitation, all filings required under the HSR Act) required under all applicable Laws with respect to the Merger and the other transactions contemplated hereby and will reasonably consult and cooperate with each other with respect thereto; (ii) not take any action (including effecting or agreeing to effect or announcing an intention or proposal to effect, any acquisition, business combination or other transaction except as set forth in the Company Disclosure Statement) which would impair the ability of the parties to consummate the Merger; and (iii) use their commercially reasonable efforts to promptly (x) take, or cause to be taken, all other actions and (y) do, or cause to be done, all other things reasonably necessary, proper or appropriate to satisfy the conditions set forth in Articles VII and VIII (unless waived) and to consummate and make effective the transactions contemplated by this Agreement on the terms and conditions set forth herein (including seeking to remove promptly any injunction or other legal barrier that may prevent such consummation); provided, however, that no loan agreement or contract for borrowed money shall be repaid except as currently required by its terms, in whole or in part, and, subject to Section 6.1, no contract shall be amended to increase the amount payable thereunder or otherwise to be more burdensome to the Company or any of its Subsidiaries in order to obtain any such consent, approval or authorization without first obtaining the written approval of Parent and Merger Sub. Each party shall promptly notify the other party of any communication to that party from any Governmental Authority in connection with any required filing with, or approval or review by, such Governmental Authority in connection with the Merger and the other transactions contemplated hereby and permit the other party to review in advance any proposed communication to any Governmental Authority in such connection to the extent permitted by applicable law.

     6.6 Access to Information. Subject to currently existing contractual and legal restrictions applicable to the Company, the Company shall (and shall cause each of its Subsidiaries to) afford to officers, employees, counsel, accountants and other authorized representatives of Parent ("Parent Representatives") reasonable access, during normal business hours throughout the period prior to the Closing Date, to its properties, books and records (including, subject to execution of customary access letters, the work papers of independent accountants), such access not to unreasonably interfere with the Company's business or operations, and, during such period, shall (and shall cause each of its Subsidiaries to) furnish promptly to such Parent Representatives all information concerning its business, properties and personnel as may reasonably be requested, including but not limited to all purchase order and customer order logs. In addition, Parent Representatives may conduct, within the two-week period prior to the Closing Date expected by Parent, a complete investigation of the Company's financial and other records and accounts (including but not limited to the work papers of the Company's independent accountants), and Company will permit and cooperate fully with such investigation. Parent may further conduct, and the Company will permit and cooperate fully with, environmental audits of the Company's Cedar Rapids and Lisle facilities. The Company shall, at its discretion which shall not be unreasonably withheld, introduce Parent Representatives to the Company's principal suppliers, customers, dealers and employees to facilitate discussions between such persons and Parent in regard to Parent's conduct of the business following the Closing Date. The officers and management of the Company agree to cooperate with the Parent Representatives and agents and to make themselves available to the extent necessary to complete the Parent Representatives' investigation process and the closing of the Merger. All information obtained pursuant to this Section 6.6 shall be subject to the Confidentiality Agreement, which shall remain in full force and effect until consummation of the Merger or, if the Merger is not consummated, for the period specified therein; provided, however, that neither Parent nor the Company shall be precluded from making any disclosure which it deems required by law or applicable rule or regulation of any Governmental Authority or self-regulatory organization in connection with the Merger. Parent acknowledges the Company's interest that the Parent Representatives' investigations be as discreet as possible and not unduly disrupt the operations of the Company, and Parent will work diligently to complete the Parent Representatives' investigations in a timely manner so long as the Company cooperates in making the records and personnel available to Parent in a timely fashion.

     6.7 Employee Matters.

     (a) Starting on the day after the Closing Date and ending on the earlier of
(i) one year from the Closing Date and (ii) May 31, 2001 (the "Initial Period"), Parent will cause Surviving Corporation to provide employee benefit plans for eligible employees of the Company (i.e., employees who satisfy the eligibility requirements of the Company Plans as in effect immediately prior to the date of this Agreement, and who continue to satisfy such eligibility requirements through the end of the Initial Period) that are not materially less favorable in the aggregate than the employee benefit plans provided to them as set forth on
Schedule 3.8(a) of the Company Disclosure Statement on the date of this Agreement. With respect to any employee benefit plans established by Parent and made available by Parent to employees of the Company or any of its Subsidiaries, to the extent an employee of the Company or any of its Subsidiaries becomes eligible to participate in any such plans, Parent shall grant to such employee from and after the Closing Date, credit for all service with the Company and its Subsidiaries (and any other service credited by the Company under similar Company Plans) prior to the Closing Date for eligibility to participate and vesting purposes. Notwithstanding the preceding sentence, no employee of the Company or any of its Subsidiaries shall receive credit for service with the Company and its Subsidiaries prior to the Closing Date for purposes of eligibility for, or vesting of, profit sharing contributions under the Mestek, Inc. Savings & Retirement Plan. To the extent Parent employee benefit plans provide medical or dental welfare benefits and an employee of the Company or any of its Subsidiaries becomes eligible to participate in any such plans, such plans shall waive any preexisting conditions and actively at-work exclusions with respect to employees of the Company and any of its Subsidiaries (but only to the extent such employees were covered under corresponding Company Plans immediately prior to the date they became eligible for coverage under such Parent employee benefit plans) and shall provide that any expenses incurred on or before the Closing Date in the applicable plan year by or on behalf of such employees shall be taken into account under such Parent employee benefit plans for the purposes of satisfying applicable deductible, co-insurance and maximum out-of- pocket provisions for such employees.

     (b) The Company may amend and/or take action with respect to its Stock Incentive Plans prior to the Closing Date to provide that upon the Merger, all options, stock appreciation rights or other awards granted under such plans and outstanding as of the Closing Date shall be fully vested, and in the case of stock options or stock appreciation rights, be immediately exercisable.

     (c) Katie Michael (the "Agent") shall be appointed and constituted agent by the Company for and on behalf of the employees of the Company, to take all actions necessary or appropriate for the accomplishment and enforcement of
Section 6.7(a), for the time period stated therein, including but not limited to
(i) giving and receiving notices and communications, (ii) negotiating and entering into agreements and settlements with the parties of this Agreement, and
(iii) filing lawsuits to enforce Section 6.7(a), and enforcing and complying with any orders of courts. The Agent, as far as required to perform her duties hereunder, shall have reasonable access to information about the employee benefit plans provided to the employees of the Company, and the reasonable assistance of the parties to this Agreement with respect thereto; provided, however, that the Agent shall treat such information as confidential and not disclose any nonpublic information from or about the Company, Ultimate Parent, any of their Subsidiaries, any employee of the Company or any of its Subsidiaries, any employee benefit plan of the Company, Ultimate Parent or any of their Subsidiaries, any fiduciary of such employee benefit plans, or any insurance company under contract with the Company, Ultimate Parent or any of their Subsidiaries, to anyone (except on a need to know basis to his legal counsel and other individuals who agree in writing with the Company to treat such information as confidential). The Agent shall receive no compensation for her services, and shall not be personally liable to the parties of this Agreement or to any employee of the Company for any act done or omitted hereunder as Agent while acting in good faith, and any act performed or omitted pursuant to the advice of counsel shall be conclusive evidence of good faith.

     6.8 Preparation of Tax Returns and Payment of Taxes. The Company and its Subsidiaries shall prepare and timely file all Tax Returns and amendments thereto required to be filed by or with respect to them on or before the Closing Date. Parent shall have a reasonable opportunity to review all such Tax Returns and amendments thereto prior to filing. The Company and its Subsidiaries shall timely pay all Taxes shown to be payable on such Tax Returns.

     6.9 Indemnification.

     (a) From the Effective Time and for a period of six years after the Effective Time, Parent and Merger Sub shall jointly and severally (i) indemnify, defend and hold harmless the present and former officers, directors, employees and agents of the Company and its Subsidiaries and of Merger Sub (collectively, the "Indemnified Parties"), from and against, and pay or reimburse the Indemnified Parties for, all losses, obligations, expenses, claims, damages or liabilities resulting from third party claims (and involving claims by or in the right of the Company) and including interest, penalties, out-of-pockets expenses and attorneys' fees incurred in the investigation or defense of any of the same or in asserting any of their rights hereunder resulting from or arising out of actions or omissions of such Indemnified Parties occurring on or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement) to the fullest extent permitted or required under (A) applicable law, (B) the certificate of incorporation or Bylaws of the Company or its applicable Subsidiary in effect on the date of this Agreement, including, without limitation, provisions relating to advances of expenses incurred in the defense of any action or suit, or (C) any indemnification agreement between the Indemnified Party and the Company or its Subsidiaries; and (ii) advance to any Indemnified Parties expenses incurred in defending any action or suit with respect to such matters, in each case to the extent such Indemnified Parties are entitled to indemnification or advancement of expenses under the Company's or its applicable Subsidiary's certificate of incorporation and Bylaws in effect on the date hereof and subject to the terms of such certificate of incorporation and Bylaws; provided, however, that in the event any claim or claims are asserted or made within such six-year period, all rights to indemnification in respect of each such claim shall continue until final disposition of such claim.

     (b) Any Indemnified Party wishing to claim indemnification under Section 6.9(a) shall provide notice to Parent promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Parent (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided, however, that (i) counsel for Parent who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party and the Indemnified Party may participate in such defense at such Indemnified party's expense, and
(ii) the omission by any Indemnified Party to give notice as provided herein shall not relieve Parent of its indemnification obligation under this Agreement, except to the extent that such omission results in a failure of actual notice to Parent, and Parent is actually prejudiced as a result of such failure to give notice. In the event that Parent does not accept the defense of any matter as above provided, or counsel for the Indemnified Parties advises the Indemnified Parties in writing that there are issues that raise conflicts of interest between Parent and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Parent shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, however, that Parent shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld); provided, further, however, that Parent shall not be responsible for the fees and expenses of more than one counsel for all of the Indemnified Parties. In any event, Parent and the Indemnified Parties shall cooperate in the defense of any action or claim. Parent shall not, in the defense of any such claim or litigation, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

     (c) This Section 6.9 is intended for the benefit of, and to grant third party rights to, persons entitled to indemnification under this Section 6.9, whether or not parties to this Agreement, and each of such persons shall be entitled to enforce the covenants contained in this Section 6.9.

     (d) If Parent or Merger Sub, as the case may be, or any of their respective successors or assigns (i) reorganizes or consolidates with or merges into any other person and is not the resulting, continuing or surviving corporation or entity of such reorganization, consolidation or merger, or (ii) liquidates, dissolves or transfers all or substantially all of its properties and assets to any person or persons, then, and in such case, proper provision will be made so that the successors and assigns of Parent or Merger Sub assume all of the obligations of Parent or Merger Sub, as the case may be, as set forth in this
Section 6.9.

     6.10 Employment Agreements. During the period from the date of this Agreement to the Closing Date, the Company shall use its best efforts to assist Merger Sub to obtain employment agreements with James Heitt, to be effective as of the Effective Time and containing terms which are reasonably satisfactory to Merger Sub.

                                  ARTICLE VII

         CONDITIONS PRECEDENT TO PARENT'S AND MERGER SUB'S OBLIGATIONS

     Parent and Merger Sub shall not be required to proceed on the Closing Date with the transactions contemplated by this Agreement unless the following conditions precedent shall have been fulfilled and satisfied, or shall have been waived in writing by Parent or Merger Sub:

     7.1 Representations and Warranties. Each of the warranties and representations of the Company contained herein shall be true and correct as of the date of this Agreement, and shall also be true and correct as of the Closing Date as if then originally made (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date), except as affected by the transactions contemplated hereby and except where such failures would not, individually or in the aggregate have a Material Adverse Effect.

     7.2 Covenants. The Company shall have complied with each of the covenants required of it on or prior to the Closing Date, except where such failures would not, individually or in the aggregate, have a Material Adverse Effect.

     7.3 Board and Shareholder Approval. This Agreement and the Merger shall have been approved and adopted by the Board of Directors of the Company and by the necessary vote of holders of the capital stock of the Company.

     7.4 Certificate. The Company shall have delivered to Parent and Merger Sub a certificate of its President and Chief Financial Officer, dated the date of the Closing Date, certifying, to the best of the knowledge and belief of such persons, that each of the warranties and representations of the Company contained herein are true and correct as of the Closing Date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date) except as affected by the transactions contemplated hereby and except where such failures would not, individually or in the aggregate, have a Material Adverse Effect, and that the Company shall have complied with each of the covenants required of it on or prior to the Closing Date, except where such failures would not, individually or in the aggregate, have a Material Adverse Effect.

     7.5 Legal Opinion. The Company shall have delivered to Parent and Merger Sub a legal opinion, in substantially the form attached hereto as Exhibit A, from Shuttleworth & Ingersoll, P.L.C., Cedar Rapids, Iowa, counsel to the Company.

     7.6 Material Adverse Change. There shall have been no change resulting in a Material Adverse Effect (or changes which in the aggregate result in a Material Adverse Effect) since the date hereof.

     7.7 Bankruptcy. The Company shall not be the subject of a petition for reorganization or liquidation under the Federal bankruptcy laws, or under state or foreign insolvency laws, nor shall an assignment for the benefit of creditors or any similar protective proceeding or act or event of bankruptcy have occurred.

     7.8 Employment Agreements. Merger Sub shall have obtained an employment agreement with James Heitt which has been duly executed by the employee and by Merger Sub and is effective as of the Closing Date.

     7.9 Lawsuits. No action, suit or proceeding shall have been instituted before a court, arbitration panel or Governmental Authority, and no regulatory enforcement proceeding shall be pending before any governmental agency or Governmental Authority, with respect to the business or operations of the Company or its Subsidiaries or any products manufactured or services rendered by the Company or its Subsidiaries, except where such actions, suits or proceedings would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

     7.10 No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Authority of competent jurisdiction shall be in effect and have the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

     7.11 HSR Act. Any waiting period (and any extension thereof) under the HSR Act applicable to the Merger shall have expired or been terminated.

     7.12 Dissenters' Rights. Holders of more than 25% of the outstanding Shares shall not have perfected or otherwise provided written notice of their intention to perfect their dissenters' rights.

     7.13 Market Condition. There shall not have occurred (i) any general suspension of trading in or limitation on prices for, securities on the Nasdaq Stock Market's National Market or Small Cap Market, the New York Stock Exchange or the American Stock Exchange (excluding any coordinated trading halt triggered solely as a result of a specified decrease in a market index), (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or any state, or (iii) any material limitation (whether or not mandatory) by any United States or state Governmental Authority which would prohibit Parent's bank or other financial institution from lending funds to Parent for the purpose of consummating the Merger.

                                  ARTICLE VIII

                 CONDITIONS PRECEDENT TO CLOSING BY THE COMPANY

     The Company shall not be required to proceed at the Closing Date with the transactions contemplated by this Agreement unless the following conditions precedent shall have been fulfilled and satisfied, or shall have been waived in writing by the Company:

     8.1 Representations and Warranties. Each of the representations and warranties of Parent and Merger Sub contained herein shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if then originally made (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date ), except as affected by the transactions contemplated hereby and except where such failure would not, individually or in the aggregate, have a Material Adverse Effect.

     8.2 Covenants. Parent and Merger Sub shall have complied with each of the covenants required of them on or prior to the Closing Date, except where such failure would not, individually or in the aggregate, have a Material Adverse Effect.

     8.3 Officers' Certificate. Parent and Merger Sub shall each have delivered to the Company a certificate of the Chief Executive Officer and Chief Financial Officer of Parent and Merger Sub, dated the date of the Closing Date, certifying, to the best of the knowledge and belief of such officers, that each of the warranties and representations of Parent and Merger Sub contained herein are true and correct as of the Closing Date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date), except as affected by the transactions contemplated hereby, and except where such failures would not, individually or in the aggregate, have a Material Adverse Effect and that Parent and Merger shall have complied with each of the covenants required of them on or prior to the Closing Date, except where such failures would not, individually or in the aggregate, have a Material Adverse Effect.

     8.4 Legal Opinion. Parent and Merger Sub shall have delivered to the Company, a legal opinion as of the Closing Date, in substantially the form attached hereto as Exhibit B, from Baker & McKenzie, counsel to Parent and Merger Sub.

     8.5 HSR Act. Any waiting period (and any extension thereof) under the HSR Act applicable to the Merger shall have expired or been terminated.

     8.6 No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Authority of competent jurisdiction shall be in effect and have the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

                                   ARTICLE IX

                                  TERMINATION

     9.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Closing Date, before or after the approval by stockholders, by the mutual written consent of Parent, Merger Sub and the Company.

     9.2 Termination by Either Parent or the Company. This Agreement may be terminated (upon notice from the terminating party to the other parties) and the Merger may be abandoned by either Parent or the Company if:

     (a) The Closing Date shall not have occurred by June 15, 2000 (the "Termination Date"); provided that the right to terminate this Agreement under this clause shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing Date to occur on or before the Termination Date; and provided further that the Termination Date shall be June 29, 2000 if (i) any waiting period (and any extension thereof) under the HSR Act applicable to the Merger shall not have expired or been terminated by June 15, 2000, or (ii) the SEC shall have refused to allow the Company to file a definitive proxy statement with respect to the Merger by June 1, 2000.

     (b) Any court of competent jurisdiction or Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the payment of the Merger Consideration for the Shares or the making of any Cash Payment pursuant to the Merger and such order, decree, ruling or other action shall have become final and nonappealable.

     9.3 Termination by the Company. This Agreement may be terminated (upon notice to Parent) by the Company and the Merger may be abandoned by the Company if:

     (a) Parent or Merger Sub breaches or fails to perform or comply with its covenants and agreements contained herein or breaches its representations and warranties in any material respect and such breach cannot or has not been cured within 15 days after the giving of written notice of such breach to Parent and Merger Sub, other than any breach which is not reasonably likely to result in a Material Adverse Effect; or

     (b) the Board of Directors of the Company, after complying with all of the provisions of Section 6.2, accepts and enters into a definitive agreement with respect to a Superior Proposal.

     9.4 Termination by Parent and Merger Sub. This Agreement may be terminated (upon notice to the Company) by Parent or Merger Sub, and the Merger may be abandoned by Parent or Merger Sub if:

     (a) The Board of Directors of the Company shall have withdrawn or modified its approval or recommendation of this Agreement or the Merger;

     (b) In the event of a breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement which cannot or has not been cured prior to 15 days after the giving of written notice of such breach to the Company and has not been waived by Parent or Merger Sub pursuant to the provisions hereof, other than any breach which is not reasonably likely to result in a Material Adverse Effect; or

     (c) Any parties (other than Parent or the Merger Sub) to any Stockholder Agreements whose signatories own of record or beneficially more than ten percent (10%) of the Common Stock of the Company issued and outstanding on the date of this Agreement shall have materially breached or repudiated any such agreements.

     9.5 Effect of Termination and Abandonment. In the event of termination of this Agreement and abandonment of the Merger pursuant to this Article IX, no party hereto (or any of its directors or officers) shall have any liability or further obligation to any other party to this Agreement, except as provided in
Section 9.6 and 10.1, except that nothing herein will relieve any party from liability for any breach of this Agreement.

     9.6 Payment of Certain Fees upon Termination.

     (a)(i) If either (A)(i) the Company receives a bona fide Acquisition Proposal at any time after the date of this Agreement and prior to the termination of this Agreement, (ii) this Agreement terminates prior to the consummation of the Merger for any reason (other than a breach of this Agreement by Parent or Merger Sub), and (iii) by the date which is twelve (12) months after the date of termination of this Agreement, either (1) an Acquisition Proposal with a third party is consummated, or (2) the Company enters into an agreement for an Acquisition Proposal with a third party which is thereafter consummated, or (B) the Company terminates this Agreement pursuant to Section 9.3(b), then, in either event, the Company shall pay to Parent, by wire transfer of immediately available funds, within two days after the consummation of the Acquisition Proposal or Superior Proposal, as the case may be, a fee in the amount of One Million Two Hundred Seventy-Seven Thousand Dollars ($1,277,000).

     (b) In the event of termination of this Agreement by Parent or Merger Sub pursuant to Section 9.4(b) or Section 9.4(c), then the Company shall reimburse Parent for its reasonable out-of-pocket expenses (including but not limited to expenses referenced in Section 10.1(i) and 10.1(ii)) actually incurred in connection with this Agreement and the transactions contemplated hereby, up to an aggregate amount of One Million Dollars ($1,000,000), which amount shall be payable by wire transfer of immediately available funds within three business days of written demand therefor, accompanied by a reasonable detailed statement of such expenses and appropriate supporting documentation therefor.

     (c) In the event of termination of this Agreement by the Company pursuant to Section 9.3(a), then Parent shall reimburse the Company for its reasonable out-of-pocket expenses (including but not limited to expenses referenced in Section 10.1(i)) actually incurred in connection with this Agreement and the transactions contemplated hereby, up to an aggregate amount of One Million Dollars ($1,000,000), which amount shall be payable by wire transfer of immediately available funds within three business days of written demand therefor, accompanied by a reasonably detailed statement of such expenses and appropriate supporting documentation therefor.

                                   ARTICLE X

                           MISCELLANEOUS AND GENERAL

     10.1 Expenses. Each party shall bear its own expenses, including the fees and expenses of any attorneys, accountants, investment bankers, brokers, finders or other intermediaries or other Persons engaged by it, incurred in connection with this Agreement and the transactions contemplated hereby, except (i) the expenses incurred in connection with the printing, filing and mailing to stockholders of the Proxy Statement and the solicitation of stockholder approvals shall be shared equally by the Company and Parent, (ii) all filing fees incurred, or to be incurred, in connection with filings under the HSR Act and any other applicable antitrust laws and regulations shall be the sole responsibility of Parent, and (iii) as otherwise provided in Section 9.6.

     10.2 Notices, Etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally, when scheduled for delivery when sent by courier service guaranteeing delivery by a specific date, when sent by telecopy and confirmed by return telecopy, or upon receipt after being mailed by first-class mail (or other class of mail), postage prepaid and return receipt requested in each case to the applicable addresses set forth below:

       If to the Company:

        Met-Coil Systems Corporation
        5486 Sixth Street, SW
        Cedar Rapids, IA 52404
        Attn: James D. Heitt
        President and Chief Operating Officer

        Facsimile: (319) 362-0225

        With a copy to:

        Carroll Reasoner, Esq.
        Shuttleworth & Ingersoll
        115 Third Street SE, Suite 500
        Cedar Rapids, IA 52406-2107

        Facsimile: (319)-365-8725

        If to Parent or Merger Sub:

        Formtek, Inc.
        260 North Elm Street
        Westfield, MA 01085
        Attn: Stephen Shea
        Senior Vice President and Chief Financial Officer

        Facsimile: (413) 568-7428

        With a copy to:

        Baker & McKenzie
        815 Connecticut Ave, N.W.
        Washington, DC 20006
        Attn: Marc R. Paul, Esq.

        Facsimile: (202) 452-7074

or to such other address as such party shall have designated by notice so given to each other party.

     10.3 Amendments, Waivers, Etc. This Agreement may be amended, changed, supplemented, waived or otherwise modified only by an instrument in writing signed by the party against whom enforcement is sought; provided that, after the adoption of this Agreement by the stockholders of the Company, no such amendment, change, supplement or waiver shall be made without the further requisite approval of such stockholders if such amendment, change, supplement or waiver by law requires the further approval by such stockholders.

     10.4 No Assignment. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that, except as otherwise expressly set forth in this Agreement, neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties.

     10.5 Entire Agreement. Except as otherwise provided herein, this Agreement (together with the Company Disclosure Statement, the Parent/Merger Sub Disclosure Statement, Exhibits, and the Confidentiality Agreement and the other agreements expressly contemplated hereby) embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement (including the Company Disclosure Statement, the Parent/Merger Sub Disclosure Statement, Exhibits and the Confidentiality Agreement) and any writings expressly required hereby.

     10.6 Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law, each party waives any objection to the imposition of such relief.

     10.7 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     10.8 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     10.9 No Third Party Beneficiaries. Except as otherwise provided in Section
6.7 (with respect to the Agent only) and Section 6.9, this Agreement is not intended to be for the benefit of and shall not be enforceable by any Person or entity who or which is not a party hereto.

     10.10 Public Announcements. Parent and the Company will agree upon the timing and content of the initial press release to be issued describing the transactions contemplated by this Agreement, and will not make any public announcement thereof prior to reaching such agreement unless required to do so by applicable Law or regulation or NASDAQ or stock exchange requirement. To the extent reasonably requested by any other party, each party will thereafter consult with and provide reasonable cooperation to the others in connection with the issuance of further press releases or other public documents describing the transactions contemplated by this Agreement.

     10.11 Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to principles of conflict of laws.

     10.12 Name, Captions, Etc. The names assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Unless otherwise specified,
(a) the terms "hereof", "herein" and similar terms refer to this Agreement as a whole and

(b) references herein to Articles or Sections refer to articles or sections of this Agreement. Wherever appearing herein, the word "including" shall be deemed to be followed by the words "without limitation."

     10.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

     10.14 Survival of Representations, Warranties, Covenants and
Agreements. The respective representations and warranties of the Company contained herein or in any certificates or other documents delivered prior to or at the Closing Date shall terminate at the Effective Time. The respective representations and warranties of the Parent and Merger Sub contained herein or in any certificates or other documents delivered prior to or at the Closing Date shall terminate at the Effective Time. The respective covenants and agreements of the parties contained herein or in any other documents delivered prior to or at the Closing Date shall survive the execution and delivery of this Agreement and shall only terminate in accordance with their respective terms.

     10.15 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction.

     10.16 Disclosure Statements. The parties acknowledge that the disclosures contained in the Company Disclosure Statement and Parent/Merger Sub Disclosure Statement to this Agreement (i) relate to certain matters concerning the disclosures required and transactions contemplated by this Agreement, (ii) are qualified in their entirety by reference to specific provisions of this Agreement, and (iii) are not intended to constitute and shall not be construed as indicating that such matter is required to be disclosed, nor shall such disclosure be construed as an admission that such information is material with respect to the Company, Parent or Merger Sub, as the case may be, except to the extent required by this Agreement.

     10.17 Waiver.

     (a) Any of the parties may:

          (i) Extend in writing the time for the performance of any of the obligations herein contained to be performed for the benefit of such party;

          (ii) Waive in writing any inaccuracies in the representations and warranties made to it contained in this Agreement or any Exhibit or Company Disclosure Statement or Parent/Merger Sub Disclosure Statement or any certificate or certificates delivered by another party to this Agreement;

          (iii) Waive in writing the failure in performance of any of the conditions herein expressed for its benefit; and

          (iv) Waive in writing compliance with any of the covenants herein contained for its benefit.

     (b) No such waiver or extension shall be valid unless in writing and signed by the party granting the waiver or extension, and no such waiver or extension shall be construed to excuse or mitigate any subsequent breach or violation of this Agreement not specifically covered by such waiver.

                                   ARTICLE XI

                                  DEFINITIONS

As used in this Agreement, the following terms shall have the respective meanings set forth below:

     "Acquisition Proposal": As defined in Section 6.2(a).

     "Affiliate": As defined in Rule 12b-2 under the Exchange Act.

     "Agent": As defined in Section 6.7(c).

     "Agreement": As defined in the preamble hereto.

     "Authorization": Any consent, approval or authorization of, expiration or termination of any waiting period requirement (including pursuant to the HSR
Act) by, or filing, registration, qualification, declaration or designation with, any Governmental Authority.

     "Bylaws": In respect of any Person, the bylaws of such Person.

     "Cash Payment": As defined in Section 2.2(a).

     "Certificate of Merger": The certificate of merger with respect to the merger of the Company with and into Merger Sub, containing the provisions required by, and executed in accordance with, Section 251 of the DGCL.

     "Closing": As specified in Section 1.2.

     "Closing Date": As defined in Section 1.2.

     "Code": The Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder, as in effect from time to time.

     "Common Stock": The Company's common stock, par value $0.01 per share.

     "Company": Met-Coil Systems Corporation, a Delaware corporation.

     "Company Certificates": As defined in Section 2.3.

     "Company Charter": The Certificate of Incorporation of the Company, as amended to the date hereof and as it may be further amended prior to the Closing Date with the consent of Parent pursuant to Section 6.1.

     "Company Disclosure Statement": The disclosure statement, dated the date of this Agreement, delivered by the Company to Parent.

     "Company Multiemployer Plan" means all Multiemployer Plans to which the Company or an ERISA Affiliate of the Company contributes or has contributed, or in which the Company or an ERISA Affiliate of the Company otherwise participates or has participated.

     "Company Other Benefit Obligation" means an Other Benefit Obligation owed, adopted, or followed by the Company or an ERISA Affiliate of the Company.

     "Company Plan" means all Plans, other than Multiemployer Plans, of which the Company or an ERISA Affiliate of the Company is or was a Plan Sponsor, or to which the Company or an ERISA Affiliate of the Company otherwise contributes or has contributed, or in which the Company or an ERISA Affiliate of the Company otherwise participates or has participated. All references to Plans are to Company Plans unless the context requires otherwise.

     "Company SEC Reports": As defined in Section 3.11.

     "Company Stockholders' Meeting": As defined in Section 6.4.

     "Confidentiality Agreement": That certain Confidentiality Agreement dated July 21, 1999 between the Company and Ultimate Parent.

     "Control": With respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

     "DGCL": The Delaware General Corporation Law.

     "Dissenting Shares": As defined in Section 2.5.

     "Dissenting Stockholder": As defined in Section 2.5.

     "Effective Time": As defined in Section 1.2.

     "Environmental, Health, and Safety Liabilities": Any cost, damages, attorneys' fees, expense, liability, obligation, or other responsibility arising from or under Environmental Laws and consisting of or relating to:

     (a) any environmental, health, or safety matters or conditions including on-site or off-site contamination, occupational safety and health, and regulation of Hazardous Substances;

     (b) any events, facts, conditions or circumstances which may give rise to common law or other legal liability, or otherwise form the basis of any fines, penalties, judgments, awards, settlements, suits, notices of violation, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses;

     (c) financial responsibility under Environmental Laws for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions ("Cleanup") required by applicable Environmental Laws (whether or not such Cleanup has been required or requested by any Governmental Authority or any other Person) and for any natural resource damages; or

     (d) any other compliance, corrective, investigative, response, removal or remedial measures required under Environmental Laws.

     The terms "removal," "remedial," and "response action," include the types of activities covered by the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. sec. 9601 et seq., as amended ("CERCLA"), or equivalent state "Superfund" laws, and include removal, remedial and investigatory activities under federal, state, or local voluntary site remediation programs.

     "Environmental Laws": As defined in Section 3.23.

     "ERISA Affiliate" means, with respect to the Company, any other person that, together with the Company, would be treated as a single employer under Code Section 414.

     "ERISA": The Employee Retirement Income Security Act of 1974, as amended, and all regulations promulgated thereunder, as in effect from time to time.

     "Exchange Act": The Securities Exchange Act of 1934, as amended.

     "Executive Agreements": As defined in Section 6.7.

     "Governmental Authority": Any

     (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

     (b) federal, state, local, municipal, foreign, or other government;

     (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

     (d) multi-national organization or body; or

     (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

     "Hazardous Substances": As defined in Section 3.23.

     "HSR Act": The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Initial Period": As defined in Section 6.7(a).

     "Intellectual Property": As defined in Section 3.10.

     "Knowledge of the Company", "to the Company's knowledge" and words of similar import shall mean the actual knowledge of Raymond Blakeman, James Heitt, Gary Dickerson, Rian Scheel, Randall Stodola, J.R. Svehla, John Toben or John Welty.

     "Law": Any foreign or domestic law, statute, code, ordinance, rule, regulation promulgated, or order, judgment, writ, stipulation, award, injunction or decree entered by any Governmental Authority.

     "Lien": As defined in Section 3.16.

     "Material Adverse Effect": In respect of any Person, a material adverse effect on the business, properties, assets, liabilities, operations, results of operations or condition (financial or otherwise) of such Person and its Subsidiaries taken as a whole, or which would prevent the consummation of the transactions contemplated by this Agreement on the terms and conditions contained herein.

     "Material Contracts": As defined in Section 3.17.

     "Material Systems": As defined in Section 3.21.

     "Merger": As defined in the recitals hereto.

     "Merger Consideration": As defined in Section 2.1.

     "Merger Sub": Formtek Acquisition, Inc., a Delaware corporation.

     "Merger Sub Common Stock": Merger Sub's common stock, par value $0.01 per share.

     "Multiemployer Plan" has the meaning given in ERISA Section 3(37)(A).

     "NASDAQ": The Nasdaq Stock Market, National Market System.

     "Options": Options to purchase Shares.

     "Other Benefit Obligation" means all obligations, arrangements, or customary practices, whether or not legally enforceable, to provide benefits, other than salary, as compensation for services rendered, to present or former directors, employees, or agents, other than obligations, arrangements, and practices that are Plans or Multiemployer Plans. Other Benefit Obligations include consulting agreements under which the compensation paid does not depend upon the amount of service rendered, sabbatical policies, severance payment policies, and fringe benefits within the meaning of Code Section 132.

     "Parent": Formtek, Inc., a Delaware corporation.

     "Parent/Merger Sub Disclosure Statement": The disclosure statement, dated the date hereof, delivered by Parent and Merger Sub to the Company.

     "Parent Representatives": As defined in Section 6.6.

     "Paying Agent": As defined in Section 2.3.

     "Payment Fund": As defined in Section 2.3.

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

     "Pension Plan" has the meaning given in ERISA Section 3(2)(A).

     "Permitted Investments": As defined in Section 2.3.

     "Permitted Liens": As defined in Section 3.16.

     "Person": Any individual or corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture or other entity of any kind.

     "Plan" has the meaning given in ERISA Section 3(3).

     "Plan Sponsor" has the meaning given in ERISA Section 3(16)(B).

     "Preferred Shares" The Company's Cumulative Preferred Shares, par value $1.00 per share.

     "Property": As defined in Section 3.23.

     "PCBs": As defined in Section 3.23.

     "Proxy Statement": As defined in Section 3.15.

     "Qualified Plan" means any Plan that meets or purports to meet the requirements of Code Section 401(a).

     "Relevant Date": As defined in Section 3.21.

     "SEC": The Securities and Exchange Commission.

     "Securities Act": The Securities Act of 1933, as amended.

     "Shares": Shares of common stock of the Company, par value $0.01 per share.

     "Stockholder Agreements": As defined in the recitals hereof.

     "Stock Incentive Plans": As defined in Section 2.2(b).

     "Subsidiary": As to any Person, any other Person of which more than (i) 50% of the equity and (ii) 50% of the voting interests are owned, directly or indirectly, by such first Person. For the avoidance of doubt, the term "Subsidiary", when applied to the Company, includes any Person listed as a Subsidiary on Schedule 3.2 to the Company Disclosure Statement.

     "Superior Proposal": As defined in Section 6.2.

     "Surviving Corporation": Shall mean the Merger Sub in its capacity as the surviving corporation in the Merger pursuant to Section 1.1 of this Agreement.

     "Tax": As defined in Section 3.9.

     "Tax Controversy": As defined in Section 3.9.

     "Tax Return": As defined in Section 3.9.

     "Termination Date": As defined in Section 9.2.

     "Title IV Plans" means all Pension Plans that are subject to Title IV of ERISA other than Multiemployer Plans.

     "Ultimate Parent": Mestek, Inc., a Pennsylvania corporation.

     "VEBA" means a voluntary employees' beneficiary association under Code
Section 501(c)(9).

     "Voting Debt": As defined in Section 3.4(a).

     "Warrants": Warrants to purchase Shares.

     "Welfare Plan" has the meaning given in ERISA Section 3(1).

     "Wholly Owned Subsidiary": As to any Person, a Subsidiary of such Person 100% of the equity and voting interest in which (other than directors' qualifying shares) is owned, directly or indirectly, by such Person.

     "Year 2000 Compliant": As defined in Section 3.21.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties set forth below.

                                          FORMTEK, INC.

                                          By:      /s/ STEPHEN M. SHEA
                                            ------------------------------------

                                          Name: Stephen M. Shea

                                          Title: Senior Vice President

                                          FORMTEK ACQUISITION, INC.

                                          By:      /s/ STEPHEN M. SHEA
                                            ------------------------------------

                                          Name: Stephen M. Shea

                                          Title: Senior Vice President

                                          MET-COIL SYSTEMS CORPORATION

                                          By:    /s/ RAYMOND H. BLAKEMAN
                                            ------------------------------------

                                          Name: Raymond H. Blakeman

                                          Title: Chairman

     In order to induce the Company to execute this Agreement, Ultimate Parent hereby jointly and severally unconditionally guarantees to the Company the full and timely performance of all of the obligations and agreements of Parent and Merger Sub in accordance with the terms hereof. The Company may, at its option, proceed against Ultimate Parent for the performance of any such obligation or agreement, or for damages for default in the performance thereof, without first proceeding against Parent or Merger Sub or against any of their properties. Ultimate Parent further agrees that its guarantee shall be an irrevocable guarantee and shall continue in effect notwithstanding any extension or modification of any guaranteed obligation, any assumption of any such guaranteed obligation by any other party, or any other act or thing which might otherwise operate as a legal or equitable discharge of a guarantor and Ultimate Parent hereby waives all special suretyship defenses and notice requirements. Ultimate Parent represents and warrants to the Company that (i) Ultimate Parent is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) Ultimate Parent has full corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement, (iii) this Agreement has been duly executed and delivered by a duly authorized officer of Ultimate Parent and (assuming the due execution and delivery of this Agreement by the other parties hereto other than Merger Sub and Parent) constitutes a valid and binding agreement of the Ultimate Parent, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other similar laws affecting the rights of creditors generally and except that the remedies of specific performance, injunction and other forms of equitable relief may not be available, and (iv) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or violate any provision of the Articles of Incorporation or Bylaws of Ultimate Parent or conflict with or violate any law, rule, regulation, ordinance, order, writ, injunction, judgment or decree applicable to Ultimate Parent or its business or by which any of its assets are affected, except to the extent any such conflict or violation would not have a Material Adverse Effect.

                                          MESTEK, INC.

                                          By: /s/ STEPHEN M. SHEA
                                            ------------------------------------

                                          Name: Stephen M. Shea

                                          Title: Senior Vice President

                                   APPENDIX B

                                      LOGO

March 13, 2000

Board of Directors
Met-Coil Systems Corporation
5486 Sixth Street SW
Cedar Rapids, Iowa 52404

Members of the Board:

     You have asked for our opinion as to the fairness, from a financial point of view, to the holders (the "Shareholders") of the Common Stock, par value $0.01 per share (the "Shares") of Met-Coil Systems Corporation ("Met-Coil Systems" or the "Company") of the Consideration (as defined herein) to be received by the Shareholders pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Reorganization dated March 13, 2000 (the "Agreement"), by and between Met-Coil Systems, Mestek, Inc. ("Mestek") and an indirect wholly-owned subsidiary of Mestek ("Merger Sub"). Pursuant to the Agreement, Company will be merged with and into the Merger Sub (the "Merger") and each Outstanding Share (other than Shares owned by the Company, Parent, or any of its subsidiaries, including Merger Sub, or dissenting Shareholders) will be converted into the right to receive $7.10 per Share in cash. The cash consideration to be received by the Shareholders pursuant to the Merger is referred to herein as the "Consideration".

     For purposes of the opinion set forth herein, we have:

          (i) reviewed certain publicly available financial statements and other information of the Company;

          (ii) reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;

          (iii) analyzed certain financial projections prepared by the management of the Company;

          (iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

          (v) reviewed the reported prices and trading activity for Company Common Stock;

          (vi) compared the financial performance of the Company and the prices and trading activity of Company Common Stock with that of certain other publicly-traded companies (and their securities) that we considered relevant;

          (vii) reviewed the financial terms, to the extent publicly available, of certain acquisition transactions that we considered relevant;

          (viii) participated in discussions and negotiations among representatives of the Company and Mestek;

          (ix) reviewed the draft Merger Agreement and certain related documents; and

          (x) performed such other analyses and considered such other factors as we have deemed appropriate.

     We have assumed and relied upon the accuracy and completeness of the information reviewed by us for the purposes of this opinion and we have neither attempted independently to verify, nor assumed any responsibility for independently verifying, any of such information. We have not conducted, nor assumed any responsibility for conducting, any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying on financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Merger as contemplated by the Agreement will be obtained without any meaningful adverse effect on the Company. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

     Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

     Lincoln Partners LLC, as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions and other corporate purposes. We have been engaged to explore strategic alternatives for Met-Coil Systems including a potential sale of the Company to interested third parties. For these and other advisory services provided to the Board of Directors of the Company and to Met-Coil Systems in connection with the Merger, Lincoln Partners LLC will receive a fee contingent upon the consummation of the Merger in addition to a retainer fee which is being paid prior to the transaction a portion of which will be credited towards the contingency fee. In addition, we will receive a separate fee for providing this opinion. This opinion fee is not contingent upon the consummation of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of rendering this opinion.

     Our advisory services and the opinion expressed herein are provided only for the use of the Board of Directors of Met-Coil Systems in its evaluation of the proposed Merger. Our opinion is not intended to be and does not constitute a recommendation to any Shareholder as to how such Shareholder should vote at any Shareholders' meeting which might be held in connection with the Merger. It is understood that this letter may be included in its entirety in a proxy statement relating to the Merger or as may otherwise be required by law or by a court of competent jurisdiction.

     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, our experience as investment bankers, the process that was undertaken by us to identify strategic alternatives for the Company, and our work as described above, we are of the opinion that, as of the date hereof, the value of the Consideration is fair, from a financial point of view, to the Shareholders.

                                            Sincerely,

                                            /s/ Lincoln Partners LLC
                                            LINCOLN PARTNERS LLC

                                   APPENDIX C

              SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

(SEC.)262. APPRAISAL RIGHTS.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to (sec.)228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to (sec.)251 (other than a merger effected pursuant to (sec.)251(g) of this title), (sec.)252, (sec.)254, (sec.)257, (sec.)258,
(sec.)263 or (sec.)264 of this title:

             (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of (sec.)251 of this title.

             (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to (sec.)(sec.)251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

             (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under (sec.)253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d)  Appraisal rights shall be perfected as follows:

             (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

             (2) If the merger or consolidation was approved pursuant to (sec.)228 or (sec.)253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                   APPENDIX D
                                    FORM OF
                             STOCKHOLDERS AGREEMENT

     THIS STOCKHOLDERS AGREEMENT (the "Agreement"), dated as of March 13, 2000, is among Formtek, Inc., a corporation organized under the laws of the State of Delaware ("Parent"), Formtek Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Sub"), and the other parties signatory hereto (individually and collectively, the "Stockholder").

                             W I T N E S S E T H :

     WHEREAS, prior to entering into this Agreement, Parent, Sub and Met-Coil Systems Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Reorganization (as such agreement may hereafter be amended from time to time, the "Merger Agreement"; capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement), pursuant to which the Company will be merged with and into Sub (the "Merger"); and

     WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.    DEFINITIONS. For purposes of this Agreement:

        (a) "Company Common Stock" shall mean at any time the common stock, $.01 par value, of the Company.

        (b) "Company Securities" shall mean the Existing Options and the Existing Company Warrants, together with any Options or Company Warrants acquired by the Stockholder after the date hereof and prior to the termination of this Agreement, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise.

        (c) "Existing Company Warrants" shall mean the Company Warrants set forth opposite the Stockholder's name on Schedule I hereto.

        (d) "Existing Options" shall mean the Options set forth opposite the Stockholder's name on Schedule I hereto.

        (e) "Existing Shares" shall mean the shares of Company Common Stock set forth opposite the Stockholder's name of Schedule I hereto.

        (f) "Person" shall mean an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization or other entity.

        (g) "Shares" shall mean the Existing Shares and any shares of Company Common Stock acquired by the Stockholder after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution or otherwise.

     2. PROXY STATEMENT. The Stockholder hereby agrees to permit Parent and Sub to publish and disclose in any proxy statement relating to the Merger (including all documents and schedules filed with the Securities and Exchange Commission) its identity and ownership of Company Common Stock and the nature of its commitments, arrangements and understandings under this Agreement.

     3. PROVISIONS CONCERNING COMPANY COMMON STOCK. The Stockholder hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of (i) the Effective Time, (ii) the last date the Option (as defined below) is exercisable pursuant to
        Section 4 and (iii) the termination date set forth in Section 9, at any meeting of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, the Stockholder shall vote (or cause to be voted) the Shares (if any) owned by the Stockholder whether issued, heretofore owned or hereafter acquired, (i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (iii) except as otherwise agreed to in writing in advance by Parent, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its subsidiaries;
        (B) a sale, lease or transfer of a material amount of assets of the Company or its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or its subsidiaries; (C) (1) any change in a majority of the persons who constitute the board of directors of the Company; (2) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or By-laws; (3) any other material change in the Company's corporate structure or business; or (4) any other action involving the Company or its subsidiaries which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the Merger and the transactions contemplated by this Agreement and the Merger Agreement. The Stockholder shall not enter into any agreement or understanding with any Person or entity the effect of which would be to violate the provisions and agreements contained in this Section 3.

     4.    STOCK OPTION; CERTAIN PURCHASE OBLIGATIONS.

        The Stockholder hereby grants to Parent (x) an irrevocable option (the "Stock Option") to purchase the Shares at a purchase price per Share (the "Purchase Price") equal to $7.10, payable in cash, and (y) an irrevocable option (the "Securities Option" and, together with the Stock Option, the "Option") to purchase the Company Securities at a price per Company Security equal to the Purchase Price LESS the exercise price of such Company Security, payable in cash, in each case until the termination date set forth in Section 9. In the event that Parent wishes to exercise the Option, Parent shall send a written notice to the Stockholder identifying the place for the closing of such purchase at least three business days prior to such closing.

     5. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder hereby represents and warrants to Parent and Sub that, except as set forth in Schedule I hereto:

        (h) OWNERSHIP OF SHARES. The Stockholder is the record and beneficial owner of the number of Shares and Company Securities set forth opposite such Stockholder's name on Schedule I hereto. On the date hereof, the Existing Shares, Existing Options and Existing Company Warrants set forth opposite such Stockholder's name on Schedule I hereto constitute all of the Shares and Company Securities owned beneficially or of record by such Stockholder. The Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Sections 2, 3 and 4 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Existing Shares, Existing Options and Existing Company Warrants set forth opposite Stockholder's name on Schedule I hereto, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

        (i) POWER; BINDING AGREEMENT. The Stockholder has the legal capacity, power and authority to enter into and perform all of the Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms. There is no beneficiary or holder of voting trust certificate or other interest of any trust of which the Stockholder is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

        (j) NO CONFLICTS. Except for (i) filings and approvals under the HSR Act or any other applicable Laws related to competition, antitrust, monopoly or similar matters, (A) no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the performance by such Stockholder of its obligations hereunder and (B) none of the execution and delivery of this Agreement by such Stockholder, the performance by such Stockholder of its obligations hereunder or compliance by such Stockholder with any of the provisions hereof shall (1) conflict with or result in any breach of any applicable organizational documents applicable to such Stockholder, or (2) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to such Stockholder or any of such Stockholder's properties or assets.

        (k) NO FINDER'S FEES. Except as disclosed in the Merger Agreement, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

        (l) NO ENCUMBRANCES. The Stockholder's Shares and Company Securities and the certificates representing such Shares and Company Securities are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder. The transfer by the Stockholder of its Shares and Company Securities to Parent pursuant to the Merger Agreement or hereunder shall pass to and unconditionally vest in Parent good and valid title to all such Shares and Company Securities, free and clear of all claims, liens, restrictions, security interests, pledges, limitations and encumbrances whatsoever.

        (m) RELIANCE BY PARENT. The Stockholder understands and acknowledges that Parent is entering into, and causing Sub to enter into, the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

     6. COVENANTS OF THE STOCKHOLDER. The Stockholder covenants and agrees as follows:

        (n) NO SOLICITATION. Beginning on the date hereof and ending at the termination hereof, the Stockholder shall not, in its capacity as such, directly or indirectly, initiate, solicit (including by way of furnishing information), encourage or respond to or take any other action knowingly to facilitate, any inquiries or the making of any proposal by any person or entity (other than Parent or any affiliate of Parent) with respect to the Company that constitutes or reasonably may be expected to lead to, an Acquisition Proposal, or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain any Acquisition Proposal, or agree to or endorse any Acquisition Proposal, or authorize or permit any Person or entity acting on behalf of the Stockholder to do any of the foregoing. If the Stockholder receives any inquiry or proposal regarding any

             Acquisition Proposal, the Stockholder shall promptly inform Parent of that inquiry or proposal and the details thereof.

        (o) RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE. Beginning on the date hereof and ending at the termination hereof, except as expressly contemplated by this Agreement, the Stockholder shall not
             (i) directly or indirectly, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Stockholder's Shares and Company Securities or any interest therein; provided that the Stockholder may transfer any shares and/or Company Securities to any Affiliate of the Stockholder; provided, further that such transferee shall have become a party to this Agreement (or an agreement identical to this Agreement) and shall be deemed to make all representations and warranties set forth in Section 5 hereof and all covenants set forth in this
             Section 6 on the date of the transfer of such Shares and/or Company Securities; (ii) grant any proxies or powers of attorney (except for powers of attorney granted to Affiliates of the Stockholder solely for administrative purposes and which require the holder thereof to vote any and all Shares subject to such powers in accordance with this Agreement), deposit any Shares and/or Company Securities into a voting trust or enter into a voting agreement with respect to any Shares and/or Company Securities; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or that would have the effect of preventing the Stockholder from performing the Stockholder's obligations under this Agreement.

        (p) WAIVER OF APPRAISAL RIGHTS. The Stockholder hereby irrevocably waives any rights of appraisal or rights to dissent from the Merger that the Stockholder may have.

        (q) STOP TRANSFER; CHANGES IN SHARES. The Stockholder agrees with, and covenants to, Parent that the Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Stockholder's Shares or Company Securities, unless such transfer is made in compliance with this Agreement. In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged and the Purchase Price shall be appropriately adjusted. The Stockholder shall be entitled to receive any cash dividend paid by the Company during the term of this Agreement until Shares are purchased in the Merger Agreement or hereunder.

        (r) GENERAL RELEASE. The Stockholder hereby releases and forever discharges the Company, Parent, Sub, their respective officers, directors, affiliates, employees, shareholders, agents, heirs, representatives, executors, successors and assigns from all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, covenants, contracts, controversies, agreements, promises, judgments, claims and demands whatsoever, of whatever kind, whether absolute or contingent, known or unknown, matured or unmatured, in law, in equity, in arbitration or other proceeding which the Stockholder ever had and now has or may have against the Company, Parent, Sub, their officers, directors, affiliates, employees, shareholders, agents, heirs, representatives, executors, successors and assigns for, upon, or by reason of any matter, cause or information. The Stockholder will not hereafter, in any action in law, equity, arbitration or other proceeding, attempt to make or prosecute any claim, demand, or cause of action for any matter whatsoever that is released hereunder, against the Company, Parent, Sub, or any of their respective officers, directors, affiliates, employees, shareholders, agents, heirs, representatives, executors, successors and assigns. The Stockholder agrees that if this covenant is breached, the Stockholder shall (a) pay all of the damages resulting from such breach, and (b) reimburse the attorneys' fees and all other costs and expenses of investigation and defense incurred by the Company, Parent, Sub, their respective officers, directors, affiliates, employees, shareholders, agents, heirs, representatives, executors, successors and assigns.

     7. FIDUCIARY DUTIES. Notwithstanding anything in this Agreement to the contrary, the covenants and agreements set forth herein shall not prevent of the Stockholder (or any of its designees) from taking any action, subject to the applicable provisions of the Merger Agreement, while acting in his or her (or such designee's) capacity as a director of the Company. Parent acknowledges and agrees that the Stockholder has signed this Agreement solely in his or her capacity as a stockholder of the Company, and not in his or her capacity as a director, officer or employee of the Company, and that such action on behalf of the Stockholder does not limit or restrict his or her ability to vote, or otherwise act, in his or her capacity as a director, officer or employee of the Company.

     8. MISCELLANEOUS.

        (a) FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

        (b) ENTIRE AGREEMENT. This Agreement and the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understanding, both written and oral, between the parties with respect to the subject matter hereof.

        (c) CERTAIN EVENTS. The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder's heirs, legal representatives, guardians, administrators, executors, and successors. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor in the event such transferee does not perform such obligations.

        (d) ASSIGNMENT. This Agreement shall not be assigned or assignable, by operation of law or otherwise, without the prior written consent to the other parties hereto; provided that Parent may assign, at its sole discretion, its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of Parent, although no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.

        (e) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the relevant parties hereto.

        (f) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

             If to the Stockholders: At the addresses set forth on Schedule I hereto

                 If to Parent or Sub:

                c/o Formtek, Inc.
                 260 North Elm Street
                 Westfield, MA 01085
                 Attention: Stephen Shea
                 Senior Vice President and Chief Financial Officer
                Facsimile: (413) 568-7428

                copy to: Baker & McKenzie
                 815 Connecticut Avenue, N.W.
                 Washington, DC 20006
                 Attention: Marc R. Paul, Esq.
                 Facsimile: (202) 452-7034

             or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

        (g) SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

        (h) SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

        (i) REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

        (j) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

        (k) NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

        (l) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

        (m) JURISDICTION. Each party hereby irrevocably submits to the exclusive jurisdiction of any United States District Court or any court of the State of Illinois, in each case located in the city of Chicago, Illinois, in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding may be brought in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (m) and shall not be deemed to be a general submission to the jurisdiction of said Courts or in the State of Illinois other than for such purposes. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING.

        (n) DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        (o) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

        (p) SEVERAL OBLIGATIONS. The obligations of each Stockholder under this Agreement are several and not joint.

     9. TERMINATION. This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no effect upon the valid termination of the Merger Agreement.

     10. BINDING AGREEMENT. All authority and rights herein conferred or agreed to be conferred by the Stockholder shall survive the death or incapacity of the Stockholder. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, Parent, Sub and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          Formtek, Inc.

                                          By:
                                            Name:
                                              Title:

                                          Formtek Acquisition, Inc.

                                          By:
                                            Name:
                                              Title:

                                          By:
                                            Name:
                                              Title:

                                    FORM OF

                                AMENDMENT TO THE
                             STOCKHOLDERS AGREEMENT

     THIS AMENDMENT (the "Amendment") to that certain Stockholders Agreement (the "Agreement"), dated as of March 13, 2000, between Formtek, Inc., a corporation organized under the laws of the State of Delaware ("Parent"), Formtek Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Sub"), and the other parties signatory thereto (individually and collectively, the "Stockholder"), is made by Parent, Sub and the Stockholder on this ______ day of April, 2000.

     WHEREAS, Parent, Sub, and the Stockholder desire to amend the Agreement on the terms and conditions hereinafter stated.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the parties hereto, intending to be legally bound hereby agree as follows:

     1. Nothing in this Agreement shall be construed as to release, discharge, impair, limit or otherwise modify the rights of Stockholder under Section 6.9 of that certain Agreement and Plan of Reorganization dated March 13, 2000 between Parent, Sub, and Met-Coil Systems Corporation, a Delaware corporation.

     2. All other provisions of the Agreement shall remain in full force and effect.

     3. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, Parent, Sub and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          Formtek, Inc.

                                          By:
                                            Name:
                                              Title:

                                          Formtek Acquisition, Inc.

                                          By:
                                            Name:
                                              Title:

                                            Name:
                                              Title:
                                          SHAREHOLDER

                          MET-COIL SYSTEMS CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Raymond H. Blakeman and Carroll J. Reasoner and/or any one of them acting singly, with full power of substitution, as the proxy or proxies of the undersigned to attend the Special Meeting of Stockholders of Met-Coil Systems Corporation, to be held on June 1, 2000, at 9:00 a.m., Central time, at the Crowne Plaza Hotel, 350 First Avenue NE, Cedar Rapids, Iowa, and any adjournments or postponements thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and with discretionary authority to vote on any other matters properly brought before the meeting or any adjournments or postponements thereof, all as set forth in the accompanying Proxy Statement.

     THIS PROXY OR PROXIES MAY BE REVOKED BY THE UNDERSIGNED AT ANY TIME, PRIOR TO THE VOTING OF THE PROXY, BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING AND DELIVERING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)






--------------------------------------------------------------------------------

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                                                    MET-COIL SYSTEMS CORPORATION
                               PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                                                                                  ]


1. PROPOSAL TO APPROVE AND ADOPT THE MERGER AND                                      The Board of Directors recommends a vote FOR
   THE AGREEMENT AND PLAN OF REORGANIZATION, dated          For   Against  Abstain   the Proposal to approve and adopt the Merger
   as of March 13, 2000, by and among Met-Coil Systems      [ ]     [ ]      [ ]     and the Agreement and Plan of Reorganization
   Corporation, Formtek, Inc., a Delaware corporation,                               and in the discretion of the proxies on all
   and Formtek Acquisition, Inc., a Delaware corporation                             other matters properly brought before the
   and Mestek, Inc. a Pennsylvania corporation, as                                   meeting.
   guarantor.
                                                                                     In the absence of instructions to the contrary,
2. In the discretion of the proxies, on any other matter    For   Against  Abstain   the shares represented will be voted in
   that may be properly brought before the meeting.         [ ]     [ ]      [ ]     accordance with the Board's recommendation to
                                                                                     approve the Agreement and Plan of
                                                                                     Reorganization and the Merger, and in the
                                                                                     discretion of the proxies on all other matters
                                                                                     properly brought before the meeting.

                                                                                               Dated:                         , 2000
                                                                                                     -------------------------
                                                                                               Signature:
                                                                                                         ---------------------------
                                                                                               Signature:
                                                                                                         ---------------------------
                                                                                               NOTE: Please date this proxy and sign
                                                                                               your name exactly as it appears
                                                                                               hereon. When there is more than one
                                                                                               owner each should sign. When signing
                                                                                               as an attorney, administrator,
                                                                                               executor, guardian, or trustee,
                                                                                               please add your title as such. If
                                                                                               executed by a corporation, this proxy
                                                                                               should be signed by a duly authorized
                                                                                               officer. If a partnership, please
                                                                                               sign in partnership name by
                                                                                               authorized persons. Please date, sign
                                                                                               and return this proxy card in the
                                                                                               enclosed envelope. No postage
                                                                                               required if mailed in the United
                                                                                               States.

------------------------------------------------------------------------------------------------------------------------------------
                                                    /\ FOLD AND DETACH HERE /\

                  PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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